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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-05371

                            RUSSELL INVESTMENT FUNDS
               (Exact name of registrant as specified in charter)

                      909 A STREET, TACOMA WASHINGTON 98402
               (Address of principal executive offices) (Zip code)

                      GREGORY J. LYONS, ASSISTANT SECRETARY
                            RUSSELL INVESTMENT FUNDS
                                  909 A STREET
                            TACOMA, WASHINGTON 98402
                                  253-439-2406
                           --------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  253-572-9500

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  January 1, 2006 to December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

INVESTMENT FUNDS

                                                        RUSSELL INVESTMENT FUNDS

2006 ANNUAL REPORT

 MULTI-STYLE EQUITY FUND

 AGGRESSIVE EQUITY FUND

 NON-U.S. FUND

 REAL ESTATE SECURITIES FUND

 CORE BOND FUND

 DECEMBER 31, 2006






                                                                  (RUSSELL LOGO)

Russell Investment Funds

Russell Investment Funds is a series investment company with five different investment portfolios referred to as Funds. These financial statements report on all five of the Funds.

Russell Investment Management Company

Responsible for overall management and administration of the Funds.

                                  [Blank Page]

                            Russell Investment Funds

                                 Annual Report

                               December 31, 2006

                               Table of Contents

                                                                            Page
To Our Clients.......................................................         3

Market Summary.......................................................         4

Multi-Style Equity Fund..............................................         8

Aggressive Equity Fund...............................................        18

Non-U.S. Fund........................................................        34

Real Estate Securities Fund..........................................        52

Core Bond Fund.......................................................        60

Notes to Schedules of Investments....................................        86

Statement of Assets and Liabilities..................................        87

Statement of Operations..............................................        89

Statement of Changes in Net Assets...................................        90

Financial Highlights.................................................        92

Notes to Financial Statements........................................        94

Report of Independent Registered Public Accounting Firm..............       107

Tax Information......................................................       108

Basis for Approval of Investment Advisory Contracts..................       109

Shareholder Requests for Additional Information......................       113

Disclosure of Information about Fund Directors.......................       114

Manager, Money Managers and Service Providers........................       119

Russell Investment Funds

Copyright (c) Frank Russell Company 2006.  All rights reserved.

FUND OBJECTIVES, RISKS, CHARGES AND EXPENSES SHOULD BE CAREFULLY CONSIDERED BEFORE INVESTING. A PROSPECTUS CONTAINING THIS AND OTHER IMPORTANT INFORMATION MUST PRECEDE OR ACCOMPANY THIS MATERIAL. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

Russell Investment Group is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

SECURITIES DISTRIBUTED THROUGH RUSSELL FUND DISTRIBUTORS, INC. MEMBER NASD, PART OF RUSSELL INVESTMENT GROUP.

Russell Investment Group and Standard & Poor's Corporation are the owners of the trademarks, service marks, and copyrights related to their respective indexes. Index performance is not indicative of the performance of any specific investment. Indexes are not managed and may not be invested in directly.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current to the most recent month-end performance data may be obtained by visiting www.russell.com/us/fundperformance.

TO OUR CLIENTS



As you read Russell Investment Funds' 2006 Annual Report, we would like to take this opportunity to review our investment approach, which is designed to help long-term investors build financial security and save for retirement.

Our process is complex, but our goal is simple. We evaluate and select money managers in each asset class and within each investment style. Then we build diversified mutual funds aimed at providing long-term, consistent results.

Russell guides investments for some of the world's largest investors--and we provide that same manager research to our mutual funds, which are available to individual investors.

Thank you for your continued support and for choosing Russell, GLOBAL LEADERS IN MULTI-MANAGER INVESTING.

Regards,

   (/s/ GREG STARK)

Greg Stark

Chief Executive Officer, Chairman and President.

                                                               To Our Clients  3

RUSSELL INVESTMENT FUNDS

MARKET SUMMARY AS OF DECEMBER 31, 2006 (UNAUDITED)

U.S. EQUITY MARKETS

For the fiscal year ending December 31, 2006, investors were focused on The Federal Reserve Board's actions and commentary, as well as the potential impact of a slowdown in the housing market.

Through April, when both economic growth and inflation were running above the Fed's comfort levels, the U.S. stock market was led by highly cyclical stocks, especially those tied to the strong performing commodities market. The stock market rewarded companies that were generating strong earnings growth in an economy that was growing at unsustainable levels.

However, the cumulative effects of rising energy prices and interest rates, and a notable slowdown in housing activity eventually resulted in the moderation in economic activity that the Fed had been seeking. By late spring and early summer 2006, investors were now concerned that the Fed had engineered a hard landing for the economy and whether a housing-led recession was unavoidable. This marked change in investor sentiment was reflected in a significant leadership reversal with lower risk, recession resistant stocks gaining favor. The market began strongly favoring stocks with the highest dividend yields while companies with above-average earnings growth prospects lost favor. During the fourth quarter, the market advanced strongly as investors became more confident in the durability of economic growth.

For the year, the overall market indexes registered impressive gains during the fiscal year as the market responded to both positive corporate earnings and evidence that the Fed's tightening cycle had ended. For the fiscal year ending December 31, 2006, the Russell 3000(R) Index (an index of large, medium and small capitalization companies) returned 15.72%.

Despite the backdrop of strong corporate earnings (that have grown at double digit rates for the last three years), overall market leadership in this period was highly defensive. Stocks with high dividend yields substantially outperformed lower yielding stocks. Companies with well above-average growth rates lagged in favor of slower growing firms. This investor preference for yield over growth was reflected in style leadership for the fiscal year as the Russell 1000 Value(R) Index (+22.25%) outperformed the Russell 1000 Growth(R) Index (+9.07%). This extended the multi-year outperformance of value stocks and resulted in a further compression of valuations among companies (i.e., narrower dispersion of P/E multiples within the stock market).

Some of the value leadership is attributable to the market's preference for yield and interest rate sensitivity as investors factored in the Fed's interest rate pause. Among the best sector performers within the Russell 1000(R) Index were integrated oils (34.70%), utilities (+30.60%), and financial services (+19.37%). Meanwhile, REITs within the Russell 1000(R) Index returned an extraordinary 36.40%. In contrast, traditional growth sector returns within the Russell 1000(R) Index such as technology (+10.62%), health care (+6.34%), and consumer discretionary (+11.94%), while delivering positive absolute returns, lagged the Russell 1000(R) Index.

Market leadership continued to favor smaller and medium sized companies, although the spread narrowed as investors grew more defensive. The Russell 1000(R) Index (an index of large and medium capitalization

 4  Market Summary

RUSSELL INVESTMENT FUNDS

companies) returned 15.46% versus 18.37% for the Russell 2000(R) Index (an index of small capitalization companies).

The fiscal year was extremely challenging for active money managers across the style spectrum. The Lipper Large-Cap Core Funds Average trailed the Russell 1000(R) Index by 2.61%, the Lipper Large Cap Value Funds Average lagged the Russell 1000(R) Value Index by 4.42%, the Lipper Large Cap Growth Funds Average underperformed the Russell 1000(R) Growth Index by 3.52%, and the Lipper Small-Cap Core Funds Average trailed the Russell 2000(R) Index by 3.47.%. Even though the Lipper returns are net of fees, actively managed mutual funds still trailed the indexes by a large margin.

The main contributors to the difficult active management environment were the significant out-performance of higher yielding stocks that many value managers considered overvalued and the poor returns of the faster growing companies within the growth arena. With the narrow valuation spreads among companies of differing growth rates, active money managers were positioned toward "growthier" companies within their benchmarks. The market did not reward this positioning during this period.

U.S. REAL ESTATE MARKETS

During the year ending December 31, 2006, the public real estate investment trust (REIT) market again exhibited strong performance. REITs, as measured by the FTSE-NAREIT US Equity REIT Index (NAREIT Equity Index), posted a 35.06% total return for the year. Several factors helped boost REIT performance including robust demand for real estate by private institutional investors, a wave of REIT privatizations and an overall equity market that continued to reward higher yielding stocks.

Apartment, office and health care were among the best performing sectors for the year; all generating total returns of 40% or better. The specialty sector, which includes several timber companies, and the manufactured home sub-sector, were the poorest performers.

During the calendar year 2006, there were 23 REIT mergers/privatizations transactions with a total value including debt of over $91 billion (the equity value alone was $49.2 billion). These transactions, in which the acquirers, mainly private buyers, purchase all of the outstanding publicly traded shares of a REIT, have helped increase REIT share prices to higher levels. The level of transaction activity in 2006 increased significantly over the 2005 calendar year, which saw approximately $37 billion in transactions. Putting this transaction volume in perspective, with the equity market capitalization of the NAREIT Equity Index at approximately $398 billion on December 31, 2006, about 12% of the REIT industry was sold to a combination of public and private buyers during the year.

When compared to REIT share prices prior to the announcements, the major 2006 transactions averaged an overall 10% premium.

At the end of 2006, while REITs were trading near their historic private market valuation level, they were also trading at the top of historic ranges versus stocks and bonds.

NON-U.S. EQUITY MARKETS

Non-U.S. stocks gained 26.86% as measured by the MSCI EAFE Index (gross) for the fiscal year ending December 31, 2006. Non-U.S. stocks were boosted as the U.S. dollar weakened over the course of the fiscal year. In local currency, the MSCI EAFE Index rose a more modest 16.94% over the 12-month period.

Non-U.S. stocks benefited from continued global growth and strong corporate earnings. Continued belief in the integration of the world's economies lent significant support to market trends. China again stood out as a major theme in global economic drivers; however, the U.S. economy and markets continued to play the

                                                               Market Summary  5

RUSSELL INVESTMENT FUNDS

dominant role in the prospects for global growth. There was evidence of this as the U.S. interest rate cycle and direction of the Federal Reserve affected global markets throughout the year. Growth in emerging economies like India and China had an increasing impact on the developed markets through their demand, both real and prospective, for goods and infrastructure development.

After strong gains in 2005, the MSCI Japan Index lagged other major non-U.S. markets in the year, returning only 6.33%. Investor sentiment waned towards Japanese stocks on fears of a deceleration in the economy. Elsewhere in the region, the MSCI Pacific ex-Japan Index gained 33.15% due to strong gains in companies in Australia and Singapore.

Europe, as represented by the MSCI Europe Index was the strongest region in the EAFE Index, returning 34.36% over the fiscal year. In Europe, the best performing sector was utilities, which gained nearly 60%. The materials and industrials sectors both rose over 40%. The technology and healthcare sectors were the only notable laggards though these sectors were still up 18.03% and 16.04%, respectively. Helped by merger and acquisition activity in the materials and utilities sectors, continental Europe's largest markets of Germany and France delivered returns above the index.

From the sector perspective, utilities performed best across the non-U.S. developed markets. This sector returned 50.05%, as measured by the utilities sector of the MSCI EAFE Index. Returns were largely due to a mid-year shift in market sentiment whereby defensive-oriented, high dividend yielding stocks gained favor and the merger and acquisition activity involving Europe's largest utilities. Demand from China continued to support gains in the materials sector, led by metals and mining stocks. The sector rose 32.51% as measured by the MSCI EAFE Index materials sector. Technology, healthcare, and energy stocks were the laggards for the year. The constant possibility of a likely slackening of economic growth weighed on technology shares. Energy stocks weakened as oil prices in the latter half of the year fell from nearly $80 per barrel to less than $60, effectively the same level at which they started in 2006.

With the value segment of MSCI EAFE more weighted towards utilities and industrial cyclicals (materials and industrials), the market environment was more favorable for value-oriented investors. The MSCI EAFE Value Index rose 31.05%, compared with 22.69% for the MSCI EAFE Growth Index. Investors continued to favor smaller capitalization stocks over larger capitalization stocks with the S&P/Citigroup EMI World ex US Index (an index of smaller capitalization companies) up 29.42% in the period versus the S&P/Citigroup PMI World ex US (an index of larger capitalization companies) up 24.74%.

Markets not represented in the MSCI EAFE Index, but commonly included in non-U.S. stock funds, offered significant opportunities for gains during the period. Emerging markets outperformed their developed counterparts, as the MSCI Emerging Markets Index rose 32.59%. Emerging markets countries benefited from the strong performance of industrial commodities, particularly metals and mining stocks. In contrast, Canadian stocks lagged their EAFE counterparts with a gain of 18.35%. Weaker trends in energy, a large component of the Canadian market, and the currency weakness of the Canadian dollar relative to the U.S. dollar accounted for the more modest gains.

U.S. FIXED INCOME MARKETS

The Federal Reserve Board's interest rate decisions were one of the primary factors affecting the fixed income markets. The Fed raised the target fed funds rate (the interest rate at which depository institutions lend money at the Fed to other depository institutions overnight) four times throughout 2006, from 4.25% at the end of December 2005 to 5.25% one year later. The Fed's interest rate hikes reflected a continued attempt to move toward a neutral monetary policy to counter rising inflationary pressures. Despite inflation measures

 6  Market Summary

RUSSELL INVESTMENT FUNDS

that remained elevated and above the Fed's comfort level, the Fed's highly anticipated pause, after 17 consecutive rate hikes since June 2004, came in August. The Fed cited moderating economic growth and the cumulative effects of previous interest rate hikes as impetuses for the pause.

The Treasury yield curve moved markedly from month to month as investors tried to reconcile conflicting economic signals (e.g., a slowing housing market, rising (and falling) commodity prices, wage inflation, and productivity concerns). Cumulative moves over the year, however, resulted in shorter-term rates that followed Fed policy (rising nearly 1.00%), while longer-term rates increased more modestly. This resulted in a nearly normal (i.e., upward-sloping) yield curve becoming inverted (when short term interest rates exceed long rates) by year end. The Lehman Brothers US Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 4.33% for the year ending December 31, 2006.

Among sectors, the riskier sectors posted strong performance. As in recent years, high yield and emerging market debt bonds outperformed other bond sectors. High yield bonds continued to benefit from record low corporate default levels, as well as strong technical demand for increased yield. The high yield bond sector, as represented by the Lehman Brothers US Corporate High Yield Index, returned 11.85% over the year compared to 3.08% for the Lehman Brothers US Treasury Index. Emerging market debt performed well due in part to commodity price increases, credit ratings upgrades and relatively non-turbulent election cycles. Emerging market bonds, as represented by the Lehman Brothers Emerging Markets (US Dollar) Index, returned 9.96%.

Investment grade corporate bonds benefited from the same factors that drove the high yield market. The Lehman Brothers US Credit Index returned 4.26% for the year. Despite another year of increased regulatory scrutiny of the mortgage market, mortgage securities continued to do well. The Lehman Brothers MBS Fixed Rate Index returned 5.22%. As the year ended, yield spreads between corporate bonds and mortgages relative to Treasuries continued to be at historical lows. This reflected a search for yield even in the face of a bondholder-unfriendly market environment with loosening underwriting standards, share repurchases, and escalating leveraged buyout activity.

                                                               Market Summary  7

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                                                  MULTI-STYLE EQUITY FUND              RUSSELL 1000 INDEX**
                                                                  -----------------------              --------------------
Inception*                                                                 10000                              10000
1997                                                                       12853                              13378
1998                                                                       16543                              16993
1999                                                                       19383                              20546
2000                                                                       17006                              18946
2001                                                                       14590                              16587
2002                                                                       11207                              12996
2003                                                                       14441                              16880
2004                                                                       15858                              18805
2005                                                                       17011                              19984
2006                                                                       19179                              23073

Multi-Style Equity Fund
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    12.75%
5 Years                                    5.62%S
Inception*                                 6.73%S

Russell 1000()(R) Index**
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    15.46%
5 Years                                    6.82%S
Inception*                                 8.73%S

 8  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The Multi-Style Equity Fund (the "Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's manager, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund's Board of Trustees (the "Board") without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006?

For the fiscal year ended December 31, 2006, the Multi-Style Equity Fund gained 12.75%. This compared to the Russell 1000(R) Index, which gained 15.46% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper(R) Large-Cap Core Funds Average returned 12.85%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

Given the Fund's focus on undervalued companies with above-average growth rates, the market's preference during the year for stocks with high dividend yields and its relative disfavor of companies with above-average growth rates and strong earnings trends represented a difficult environment for the Fund. After many years of value stocks outperforming growth stocks, growth stocks still had unusually low valuation premiums. However, the Fund's performance was in line with its peers during this difficult environment for active money managers.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

During the past year, the Fund's money managers maintained their preference for companies with above-average growth rates that were selling at attractive valuations. Additionally, Fund money managers emphasized companies showing strong current earnings trends. With an anticipated slowdown in the economy and corporate earnings growth rates, the Fund's money managers believed that the market would reward growth companies that could sustain their growth rates. However, with the market's preference for yield rather than growth and continued strong corporate earnings, the relative advantage of undervalued growth companies was not rewarded by the market.

The main driver of the Fund's underperformance relative to the benchmark was its underweight to high dividend yield groups such as utilities and REITs and its overweight to growth companies. Industry selection also detracted from relative performance with the Fund being overweight to underperforming industry groups such as communications technology, biotechnology, health services, and oil service. Finally, the market did not reward companies that generated positive earnings surprises or raised their earnings forecasts. The Fund's money managers focused on such companies, which detracted from relative performance.

At the manager level, Suffolk Capital Management, LLC and Institutional Capital LLC outperformed their respective style benchmarks, due to favorable stock selection. In contrast, the market environment was challenging for the Fund's growth managers such as Ark Asset Management Co., Inc., Turner Investment Partners, Inc., and Montag & Caldwell, Inc. and they underperformed their respective style benchmarks.

RIMCo employs a "select holdings" strategy for a portion of the Fund's assets that RIMCo determines not to allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund's money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund's exposure to stocks that are viewed as attractive by multiple money managers. As the Fund underperformed for the period, the select holdings strategy also underperformed the benchmark. The strategy's overweight to under-valued growth companies was not rewarded during the period.

At the stock selection level, the Fund benefited from overweight positions in strong performers such as Goldman Sachs, Apple, Kohls, McDonald's, Marathon Oil, Research in Motion, and Hewlett Packard, as well as from underweight positions in underperformers such as Intel and Dell. However, overweights in underperformers such as Genentech, Maxim, Sandisk, Halliburton, Qualcomm, and JDS Uniphase, as well as underweights in strong performers such as AT&T, ExxonMobil, and Microsoft, detracted from performance.

WHAT WERE THE OTHER PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

Sector positioning also impacted Fund performance. Underweightings in interest sensitive groups such as financial services and utilities, as well as an overweighting in the underperforming health care sector, had an adverse impact on relative performance.

                                                      Multi-Style Equity Fund  9

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

There were no changes to the Fund's structure or money manager lineup during the fiscal year.

Money Managers as of                                                 Styles
December 31, 2006


Ark Asset Management Co., Inc.                             Growth
DePrince, Race & Zollo, Inc.                               Value
Institutional Capital LLC                                  Value
Jacobs Levy Equity Management, Inc.                        Value
Montag & Caldwell, Inc.                                    Growth
Suffolk Capital Management, LLC                            Market-Oriented
Turner Investment Partners, Inc.                           Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

                              --------------------

*     The Fund commenced operations on January 2, 1997.

** Russell 1000(R) Index includes the 1,000 largest companies in the Russell 3000(R) Index. The Russell 1000(R) Index represents the universe of stocks from which most active money managers typically select. The Russell 1000(R) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

S     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 10  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2006             $     1,100.90      $     1,020.87
Expenses Paid During
Period*                       $         4.55      $         4.38

* Expenses are equal to the Fund's annualized expense ratio of 0.86% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                     Multi-Style Equity Fund  11

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 95.1%
Auto and Transportation - 1.8%
ArvinMeritor, Inc. (N)                                  1,600              29
Autoliv, Inc.                                           2,600             157
CH Robinson Worldwide, Inc.                            19,400             793
CSX Corp.                                              51,450           1,772
FedEx Corp.                                             3,500             380
General Motors Corp. (N)                               13,800             424
Polaris Industries, Inc. (N)                           12,600             590
TRW Automotive Holdings Corp. (AE)                      4,500             117
Union Pacific Corp.                                     5,500             506
United Parcel Service, Inc. Class B                    16,700           1,252
US Airways Group, Inc. (AE)(N)                         23,700           1,276
                                                                 ------------
                                                                        7,296
                                                                 ------------

Consumer Discretionary - 13.8%
Abercrombie & Fitch Co. Class A                         3,300             230
Advance Auto Parts, Inc.                                9,600             341
AnnTaylor Stores Corp. (AE)                             6,400             210
Autonation, Inc. (AE)                                   4,500              96
CBRL Group, Inc.                                        2,400             107
CBS Corp. Class B                                       8,800             274
CEC Entertainment, Inc. (AE)                            1,900              77
Chipotle Mexican Grill, Inc. Class B (AE)(N)            1,244              65
Coach, Inc. (AE)                                       33,250           1,428
Convergys Corp. (AE)                                    5,100             121
Costco Wholesale Corp. (N)                             35,500           1,877
Dollar General Corp. (N)                               20,100             323
Dollar Tree Stores, Inc. (AE)                           5,200             157
DreamWorks Animation SKG, Inc. Class A (AE)             3,200              94
eBay, Inc. (AE)                                        13,300             400
Electronic Arts, Inc. (AE)                             55,400           2,790
Focus Media Holding, Ltd. - ADR (AE)                    7,430             493
Foot Locker, Inc.                                      51,000           1,118
Gannett Co., Inc.                                       7,900             478
Gap, Inc. (The)                                        67,300           1,312
Google, Inc. Class A (AE)                              15,789           7,271
Group 1 Automotive, Inc. (N)                            1,400              72
Harman International Industries, Inc.                   3,700             370
Hasbro, Inc.                                           45,400           1,237
Hewitt Associates, Inc. Class A (AE)(N)                37,100             955
Home Depot, Inc.                                       21,200             851
Intercontinental Hotels Group PLC - ADR                71,400           1,803
International Flavors & Fragrances, Inc. (N)            3,500             172
International Game Technology                          20,410             943
Jack in the Box, Inc. (AE)                              1,700             104
JC Penney Co., Inc. (N)                                11,000             851
Jones Apparel Group, Inc.                               5,800             194

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kimberly-Clark Corp.                                   14,200             965
Kohl's Corp. (AE)(N)                                   10,900             746
Las Vegas Sands Corp. (AE)                             19,140           1,713
Limited Brands, Inc.                                   13,200             382
Liz Claiborne, Inc. (N)                                20,100             874
Lowe's Cos., Inc.                                       9,900             308
McClatchy Co. Class A (N)                               3,400             147
McDonald's Corp.                                      136,148           6,035
McGraw-Hill Cos., Inc. (The)                           13,800             939
Monster Worldwide, Inc. (AE)                           12,100             564
News Corp. Class A                                     31,290             672
Nutri System, Inc. (AE)(N)                              9,350             593
Phillips-Van Heusen Corp.                               1,300              65
Polo Ralph Lauren Corp. Class A                         6,100             474
Quiksilver, Inc. (AE)(N)                               53,100             836
Rent-A-Center, Inc. Class A (AE)                        3,600             106
RR Donnelley & Sons Co. (N)                            35,100           1,247
Sears Holdings Corp. (AE)(N)                            3,000             504
ServiceMaster Co. (The) (N)                            34,700             455
Staples, Inc.                                          73,700           1,968
Starbucks Corp. (AE)                                   69,110           2,448
Starwood Hotels & Resorts Worldwide, Inc. (o)          15,800             988
Target Corp.                                           17,900           1,021
Time Warner, Inc.                                      30,600             667
Under Armour, Inc. Class A (AE)(N)                      7,200             363
Urban Outfitters, Inc. (AE)(N)                         37,200             857
Viacom, Inc. Class A (AE)                              13,400             550
Wal-Mart Stores, Inc.                                  71,550           3,304
Yahoo!, Inc. (AE)                                      32,000             817
                                                                 ------------
                                                                       57,422
                                                                 ------------

Consumer Staples - 7.9%
Altria Group, Inc.                                     48,550           4,167
Clorox Co.                                              4,200             269
Coca-Cola Co. (The)                                    74,600           3,600
Colgate-Palmolive Co.                                  36,500           2,381
ConAgra Foods, Inc.                                    17,800             481
Constellation Brands, Inc. Class A (AE)(N)             36,800           1,068
CVS Corp.                                              27,100             838
Del Monte Foods Co.                                     9,500             105
Hershey Co. (The) (N)                                  18,600             926
Hormel Foods Corp.                                      2,500              93
McCormick & Co., Inc. (N)                               5,600             216
Molson Coors Brewing Co. Class B (N)                   37,300           2,851
PepsiCo, Inc.                                         103,330           6,463
Procter & Gamble Co.                                  114,400           7,353

 12  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ruddick Corp.                                           1,600              44
Walgreen Co.                                           50,300           2,308
                                                                 ------------
                                                                       33,163
                                                                 ------------

Financial Services - 20.0%
AG Edwards, Inc.                                        8,500             538
AMBAC Financial Group, Inc.                             2,100             187
American Express Co.                                   62,400           3,786
American Home Mortgage Investment Corp. (o)             1,200              42
American International Group, Inc. (N)                 99,300           7,116
Ameriprise Financial, Inc.                              4,800             262
Annaly Capital Management, Inc. (o)                    52,600             732
Argonaut Group, Inc. (AE)                                 800              28
Arthur J Gallagher & Co. (N)                            1,000              30
Astoria Financial Corp. (N)                            15,700             473
Bank of America Corp.                                 119,141           6,361
BB&T Corp.                                              8,600             378
Capital One Financial Corp.                             6,000             461
CapitalSource, Inc. (o)                                 9,600             262
Cash America International, Inc.                          700              33
CB Richard Ellis Group, Inc. Class A (AE)              19,090             634
Charles Schwab Corp. (The)                             52,930           1,024
Chicago Mercantile Exchange Holdings, Inc.              1,710             872
CIT Group, Inc.                                         9,000             502
Citigroup, Inc.                                       125,000           6,962
CNA Financial Corp. (AE)                                2,500             101
Colonial BancGroup, Inc. (The)                          6,700             172
Colonial Properties Trust (o)                           2,100              98
Commerce Bancorp, Inc. (N)                             13,400             473
Commerce Group, Inc.                                    1,900              56
Countrywide Financial Corp. (N)                        17,000             722
Cullen/Frost Bankers, Inc.                              9,800             547
DiamondRock Hospitality Co. (o)                         1,100              20
Dow Jones & Co., Inc. (N)                              16,000             608
Extra Space Storage, Inc. (o)                           1,400              26
Fannie Mae                                              2,700             160
Federated Investors, Inc. Class B                      23,600             797
FelCor Lodging Trust, Inc. (o)                          3,900              85
First Data Corp.                                       12,800             327
First Horizon National Corp. (N)                       12,200             510
FirstFed Financial Corp. (AE)(N)                        1,600             107
Franklin Resources, Inc.                                3,300             364
Franklin Street Properties Corp. (o)(N)                 1,300              27
Fulton Financial Corp. (N)                              1,890              32
Global Payments, Inc.                                  13,860             642
Goldman Sachs Group, Inc.                              10,630           2,119
H&R Block, Inc.                                        23,000             530
Hartford Financial Services Group, Inc.                12,300           1,148

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hospitality Properties Trust (o)                        2,500             119
HRPT Properties Trust (o)(N)                            9,400             116
Huntington Bancshares, Inc. (N)                        39,500             938
IntercontinentalExchange, Inc. (AE)                     4,440             479
JPMorgan Chase & Co. (N)                              130,750           6,315
Knight Capital Group, Inc. Class A (AE)(N)              2,000              38
Lehman Brothers Holdings, Inc.                          8,900             695
Lincoln National Corp.                                  7,900             525
MBIA, Inc. (N)                                         13,600             994
Mercury General Corp.                                   8,600             453
Merrill Lynch & Co., Inc.                              41,700           3,882
Metlife, Inc. (N)                                      10,400             614
MGIC Investment Corp. (N)                              16,600           1,038
Morgan Stanley (N)                                     41,000           3,339
National Retail Properties, Inc. (o)                    1,200              27
Nationwide Financial Services, Inc.                     2,000             108
Nelnet, Inc. Class A (AE)(N)                            1,100              30
New Century Financial Corp. (o)(N)                      1,600              51
New York Community Bancorp, Inc. (N)                   45,900             739
Newcastle Investment Corp. (o)(N)                       1,200              38
Northern Trust Corp. (N)                               17,700           1,074
Paychex, Inc.                                          60,400           2,388
Pennsylvania Real Estate Investment Trust (o)             900              35
Philadelphia Consolidated Holding Co. (AE)                200               9
PMI Group, Inc. (The) (N)                               7,400             349
PNC Financial Services Group, Inc.                      6,600             489
Principal Financial Group, Inc.                         5,100             299
Progressive Corp. (The)                                 1,700              41
Protective Life Corp.                                     100               5
Radian Group, Inc.                                      6,400             345
Raymond James Financial, Inc.                           5,000             152
Redwood Trust, Inc. (o)                                   600              35
Regions Financial Corp.                                16,400             613
Ryder System, Inc.                                      2,800             143
Senior Housing Properties Trust (o)                     3,000              73
South Financial Group, Inc. (The) (N)                  21,100             561
St. Paul Travelers Cos., Inc. (The)                    36,161           1,941
Stancorp Financial Group, Inc.                          2,300             104
State Street Corp.                                      2,800             189
SunTrust Banks, Inc.                                   10,800             912
TCF Financial Corp. (N)                                 6,500             178
Thornburg Mortgage, Inc. (o)(N)                         6,200             156
UBS AG                                                 11,800             712
UnionBanCal Corp.                                       2,200             135
US Bancorp                                             23,600             854

                                                     Multi-Style Equity Fund  13

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ventas, Inc. (o)                                        4,900             207
Wachovia Corp.                                         67,750           3,858
Washington Mutual, Inc.                                21,600             983
Wells Fargo & Co.                                     110,100           3,915
Western Union Co. (The)                                21,900             491
Whitney Holding Corp. (N)                               1,600              52
Wilmington Trust Corp. (N)                             18,300             772
WR Berkley Corp.                                        8,300             286
Zenith National Insurance Corp. (N)                     2,500             117
                                                                 ------------
                                                                       83,365
                                                                 ------------

Health Care - 11.5%
Abbott Laboratories                                    96,750           4,713
Allergan, Inc.                                         12,990           1,555
AMERIGROUP Corp. (AE)(N)                                1,100              40
Amgen, Inc. (AE)                                       20,300           1,387
Baxter International, Inc.                             55,600           2,579
Biogen Idec, Inc. (AE)                                 17,000             836
Bristol-Myers Squibb Co.                               40,200           1,058
Caremark Rx, Inc. (N)                                  15,000             857
Celgene Corp. (AE)(N)                                  19,600           1,128
Community Health Systems, Inc. (AE)                    25,300             924
Cooper Cos., Inc. (The) (N)                             2,000              89
Covance, Inc. (AE)                                     12,980             765
Eli Lilly & Co.                                        49,987           2,604
Genentech, Inc. (AE)                                   32,700           2,653
Gilead Sciences, Inc. (AE)                             32,220           2,092
Human Genome Sciences, Inc. (AE)(N)                    73,900             919
ImClone Systems, Inc. (AE)(N)                           8,200             219
Intuitive Surgical, Inc. (AE)(N)                        5,720             549
Invitrogen Corp. (AE)(N)                               13,700             775
Johnson & Johnson                                      50,600           3,341
King Pharmaceuticals, Inc. (AE)                         7,500             119
LifePoint Hospitals, Inc. (AE)                          3,100             105
McKesson Corp.                                          4,000             203
Medco Health Solutions, Inc. (AE)                      20,000           1,069
Medtronic, Inc.                                        12,900             690
Merck & Co., Inc.                                      26,500           1,155
New River Pharmaceuticals, Inc. (AE)(N)                 5,300             290
Novartis AG - ADR                                      51,430           2,954
PDL BioPharma, Inc. (AE)(N)                            38,700             779
Pfizer, Inc.                                          131,400           3,403
Schering-Plough Corp.                                  11,600             274
Sepracor, Inc. (AE)(N)                                  4,300             265
St. Jude Medical, Inc. (AE)                            31,900           1,166
Stryker Corp. (N)                                      35,200           1,940
Universal Health Services, Inc. Class B                 2,400             133
WellPoint, Inc. (AE)                                   13,100           1,031
Wyeth                                                  69,100           3,519
                                                                 ------------
                                                                       48,178
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Integrated Oils - 4.8%
Chevron Corp.                                          32,000           2,353
ConocoPhillips                                         31,700           2,281
Exxon Mobil Corp.                                      69,450           5,322
Hess Corp.                                             64,200           3,182
Marathon Oil Corp.                                     13,700           1,267
Murphy Oil Corp.                                       23,000           1,170
Occidental Petroleum Corp.                             51,200           2,500
Total SA - ADR                                         27,050           1,945
                                                                 ------------
                                                                       20,020
                                                                 ------------

Materials and Processing - 4.9%
Air Products & Chemicals, Inc.                          5,900             415
Airgas, Inc.                                            1,100              45
Albemarle Corp. (N)                                     1,000              72
Alcoa, Inc.                                            10,700             321
Archer-Daniels-Midland Co.                             46,240           1,478
Avery Dennison Corp.                                    7,700             523
Bowater, Inc. (N)                                      20,800             468
Bunge, Ltd.                                             5,250             381
Cameco Corp.                                           43,900           1,776
Carpenter Technology Corp.                              8,700             892
Celanese Corp. Class A (N)                             33,100             857
Chemtura Corp. (N)                                     36,600             352
Cytec Industries, Inc. (N)                                800              45
Dow Chemical Co. (The)                                 30,500           1,218
Eastman Chemical Co. (N)                                4,800             285
EI Du Pont de Nemours & Co.                             6,500             317
FMC Corp.                                               1,800             138
Freeport-McMoRan Copper & Gold, Inc. Class B            4,100             228
Greif, Inc. Class A                                       600              71
Hercules, Inc. (AE)                                     3,900              75
Imperial Chemical Industries PLC - ADR                 26,450             937
International Paper Co.                                28,600             975
Lubrizol Corp.                                         13,100             657
Lyondell Chemical Co. (N)                              21,100             539
MeadWestvaco Corp.                                     21,400             643
Monsanto Co.                                           19,080           1,002
Mueller Industries, Inc.                                2,600              82
Olin Corp.                                              4,600              76
OM Group, Inc. (AE)                                     3,300             149
Packaging Corp. of America                             19,100             422
PPG Industries, Inc. (N)                                5,600             360
Quanex Corp.                                            1,200              41

 14  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Rio Tinto PLC - ADR (N)                                 4,600             977
Rohm & Haas Co.                                         9,100             465
RPM International, Inc.                                23,600             493
Temple-Inland, Inc.                                    30,650           1,411
Texas Industries, Inc. (N)                              1,600             103
Timken Co.                                             16,200             473
United States Steel Corp.                               2,800             205
URS Corp. (AE)                                          2,000              86
Valspar Corp.                                          14,400             398
Westlake Chemical Corp. (N)                             1,900              60
                                                                 ------------
                                                                       20,511
                                                                 ------------

Miscellaneous - 5.1%
3M Co.                                                 39,300           3,063
Brunswick Corp. (N)                                    14,700             469
General Electric Co.                                  344,720          12,827
Hillenbrand Industries, Inc. (N)                        2,200             125
Honeywell International, Inc.                          44,400           2,009
ITT Corp.                                               3,300             187
Textron, Inc.                                          27,500           2,579
                                                                 ------------
                                                                       21,259
                                                                 ------------
Other Energy - 3.9%
Anadarko Petroleum Corp.                               13,100             570
Apache Corp.                                           16,800           1,117
Baker Hughes, Inc.                                     30,900           2,307
Cameron International Corp. (AE)                       16,530             877
Chesapeake Energy Corp. (N)                            10,700             311
Devon Energy Corp.                                      8,100             543
Frontier Oil Corp.                                      2,300              66
Halliburton Co.                                       148,599           4,614
National-Oilwell Varco, Inc. (AE)                       8,940             547
Newfield Exploration Co. (AE)                           4,000             184
Noble Energy, Inc.                                      5,200             255
Oil States International, Inc. (AE)(N)                  1,200              39
Schlumberger, Ltd.                                     43,100           2,722
Smith International, Inc.                               6,200             255
Sunoco, Inc.                                            7,400             462
Swift Energy Co. (AE)                                     700              31
Tesoro Corp.                                            1,600             105
Valero Energy Corp.                                    12,300             629
Whiting Petroleum Corp. (AE)                            2,100              98
XTO Energy, Inc.                                       15,400             725
                                                                 ------------
                                                                       16,457
                                                                 ------------

Producer Durables - 4.1%
Agilent Technologies, Inc. (AE)                        29,500           1,028
Alcatel-Lucent - ADR                                   63,500             903
Andrew Corp. (AE)                                       2,600              27
Boeing Co.                                              6,500             577
Brooks Automation, Inc. (AE)                              800              12
Caterpillar, Inc.                                       8,300             509
Crane Co.                                               2,600              95

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Crown Castle International Corp. (AE)                  19,720             637
Danaher Corp.                                           9,640             698
Deere & Co.                                             7,550             718
Emerson Electric Co.                                   29,000           1,279
Goodrich Corp.                                         29,200           1,330
KB Home (N)                                               800              41
KLA-Tencor Corp. (N)                                   19,230             957
Lennar Corp. Class A (N)                                3,400             178
Meritage Homes Corp. (AE)                                 800              38
Nokia OYJ - ADR                                        78,100           1,587
Northrop Grumman Corp.                                 14,000             948
Parker Hannifin Corp.                                   3,600             277
Pentair, Inc. (N)                                      18,600             584
Rofin-Sinar Technologies, Inc. (AE)                       500              30
Roper Industries, Inc. (N)                             12,800             643
Standard-Pacific Corp. (N)                              4,000             107
Steelcase, Inc. Class A (N)                             2,400              44
Technitrol, Inc.                                        2,300              55
Thermo Fisher Scientific, Inc. (AE)                    48,710           2,206
Toll Brothers, Inc. (AE)(N)                             3,300             106
United Technologies Corp.                              20,700           1,294
                                                                 ------------
                                                                       16,908
                                                                 ------------

Technology - 12.7%
3Com Corp. (AE)(N)                                      6,100              25
Adobe Systems, Inc. (AE)(N)                            18,300             753
Akamai Technologies, Inc. (AE)                         13,550             720
Analog Devices, Inc.                                   14,800             486
Anixter International, Inc. (AE)                        3,500             190
Apple Computer, Inc. (AE)                              61,800           5,243
Applera Corp. - Applied Biosystems Group               12,500             459
Arrow Electronics, Inc. (AE)                            4,700             148
Atmel Corp. (AE)                                       11,300              68
Avnet, Inc. (AE)(N)                                     3,000              77
AVX Corp. (N)                                           2,400              36
Benchmark Electronics, Inc. (AE)                          100               2
Blackbaud, Inc.                                         2,500              65
Broadcom Corp. Class A (AE)                            49,770           1,608
Brocade Communications Systems, Inc. (AE)(N)            6,000              49
Cadence Design Systems, Inc. (AE)                       5,800             104
Ciena Corp. (AE)(N)                                     1,200              33
Cisco Systems, Inc. (AE)                              162,300           4,436
Computer Sciences Corp. (AE)                            4,500             240
Corning, Inc. (AE)                                     54,500           1,020
Cypress Semiconductor Corp. (AE)(N)                     1,000              17
Dell, Inc. (AE)                                        61,800           1,551

                                                     Multi-Style Equity Fund  15

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
EMC Corp. (AE)(N)                                      45,100             595
F5 Networks, Inc. (AE)(N)                               6,910             513
Hewlett-Packard Co.                                   177,600           7,315
Ingram Micro, Inc. Class A (AE)                         5,600             114
Integrated Device Technology, Inc. (AE)                 8,900             138
Intel Corp.                                            37,700             763
International Business Machines Corp.                  12,100           1,176
Intersil Corp. Class A                                  1,900              45
JDS Uniphase Corp. (AE)(N)                             87,373           1,456
Komag, Inc. (AE)                                          900              34
L-3 Communications Holdings, Inc.                      12,800           1,047
Linear Technology Corp.                                14,600             443
Maxim Integrated Products, Inc.                         8,300             254
McAfee, Inc. (AE)                                       1,100              31
Microsoft Corp.                                       152,000           4,539
Motorola, Inc.                                         60,550           1,245
National Semiconductor Corp.                           38,600             876
Nvidia Corp. (AE)                                      23,060             853
PerkinElmer, Inc.                                      40,000             889
Qualcomm, Inc.                                        134,800           5,094
RealNetworks, Inc. (AE)(N)                              2,100              23
Research In Motion, Ltd. (AE)                          17,390           2,222
RF Micro Devices, Inc. (AE)(N)                          2,200              15
Salesforce.com, Inc. (AE)(N)                           20,400             744
SanDisk Corp. (AE)(N)                                  33,400           1,437
Sanmina-SCI Corp. (AE)                                 13,100              45
Seagate Technology, Inc. (AE)                           2,300              --
Skyworks Solutions, Inc. (AE)(N)                        3,900              28
Sun Microsystems, Inc. (AE)                           151,920             823
Symantec Corp. (AE)                                     4,500              94
Synopsys, Inc. (AE)                                    10,200             273
Tellabs, Inc. (AE)                                     11,700             120
Texas Instruments, Inc.                                71,300           2,053
Unisys Corp. (AE)(N)                                   19,900             156
Utstarcom, Inc. (AE)(N)                                 4,100              36
Vishay Intertechnology, Inc. (AE)                       5,800              79
                                                                 ------------
                                                                       52,898
                                                                 ------------

Utilities - 4.6%
Alltel Corp.                                            6,400             387
American Electric Power Co., Inc.                       9,900             421
Aqua America, Inc. (N)                                 23,600             538
AT&T, Inc.                                             69,900           2,499
Atmos Energy Corp.                                      3,100              99
BellSouth Corp.                                        48,650           2,292
Citizens Communications Co. (N)                        42,300             608
Comcast Corp. Class A (AE)                             17,150             726
Consolidated Edison, Inc. (N)                           4,700             226
Constellation Energy Group, Inc.                        6,800             468
Dominion Resources, Inc.                               41,250           3,458

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Edison International                                    8,600             391
Embarq Corp.                                            2,500             131
Entergy Corp.                                           9,750             900
Idacorp, Inc.                                           3,000             116
Level 3 Communications, Inc. (AE)(N)                   54,600             306
NII Holdings, Inc. (AE)(N)                             11,300             728
NiSource, Inc.                                         18,500             446
Progress Energy, Inc. - CVO                             1,300              --
SCANA Corp.                                             5,100             207
Southwest Gas Corp.                                       700              27
Sprint Nextel Corp.                                    44,557             842
TECO Energy, Inc.                                      24,900             429
Verizon Communications, Inc.                           62,100           2,313
Windstream Corp. (AE)                                  58,900             838
                                                                 ------------
                                                                       19,396
                                                                 ------------

TOTAL COMMON STOCKS
(cost $346,782)                                                       396,873
                                                                 ------------

SHORT-TERM INVESTMENTS - 5.2%
Russell Investment Company
   Money Market Fund                               20,451,000          20,451
United States Treasury Bills (z)(sec.)
   4.968% due 03/15/07                                  1,200           1,184
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $21,639)                                                         21,635
                                                                 ------------

OTHER SECURITIES - 10.1%
State Street Securities Lending
   Quality Trust (X)                               42,271,246          42,271
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $42,271)                                                         42,271
                                                                 ------------

TOTAL INVESTMENTS - 110.4%
(identified cost $410,692)                                            460,779

OTHER ASSETS AND LIABILITIES,
NET - (10.4%)                                                         (43,272)
                                                                 ------------

NET ASSETS - 100.0%                                                   417,507
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 16  Multi-Style Equity Fund

RUSSELL INVESTMENT FUNDS
MULTI-STYLE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 1000 Index
   expiration date 03/07 (7)                                2,715                 (8)
S&P Midcap 400 E-Mini Index (CME)
   expiration date 03/07 (119)                              9,654               (147)
S&P 500 Index (CME)
   expiration date 03/07 (14)                               4,999                 (2)
S&P 500 E-Mini Index (CME)
   expiration date 03/07 (53)                               3,785                  4
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (153)
                                                                     ===============

--------------------------------------------------------------------------------

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       1.8
Consumer Discretionary                                       13.8
Consumer Staples                                              7.9
Financial Services                                           20.0
Health Care                                                  11.5
Integrated Oils                                               4.8
Materials and Processing                                      4.9
Miscellaneous                                                 5.1
Other Energy                                                  3.9
Producer Durables                                             4.1
Technology                                                   12.7
Utilities                                                     4.6
Short-Term Investments                                        5.2
Other Securities                                             10.1
                                                  ---------------
Total Investments                                           110.4
Other Assets and Liabilities, Net                           (10.4)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             (--)*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                     Multi-Style Equity Fund  17

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                                                   AGGRESSIVE EQUITY FUND            RUSSELL 2500(TM) INDEX**
                                                                   ----------------------            ------------------------
Inception*                                                                 10000                              10000
1997                                                                       13507                              12582
1998                                                                       13644                              12631
1999                                                                       14474                              15680
2000                                                                       14378                              16350
2001                                                                       14038                              16549
2002                                                                       11363                              13604
2003                                                                       16544                              19795
2004                                                                       18981                              23417
2005                                                                       20188                              25315
2006                                                                       23174                              29407

Aggressive Equity Fund
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    14.79%
5 Years                                   10.55%sec.
Inception*                                 8.77%sec.

Russell 2500(TM) Index**
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    16.17%
5 Years                                   12.19%sec.
Inception*                                11.40%sec.

 18  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The Aggressive Equity Fund (the "Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's manager, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund's Board of Trustees (the "Board") without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006?

For the fiscal year ended December 31, 2006, the Aggressive Equity Fund gained 14.79%. This compared to the Russell 2500(TM) Index, which gained 16.17% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper(R) Small-Cap Core Funds Average returned 14.90 %. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Fund was challenged in 2006 as a number of market forces combined to create a difficult environment for outperformance. The continuation of a multi-year value market was notable during the year after a first quarter in which growth stocks were favored by the market. The year presented a significant challenge for the Fund's money managers and active managers in general as Lipper data shows that only 20% of active small capitalization managers beat the Russell 2000(R) Index. From a factor perspective, yield continued to be rewarded while earnings surprise, estimate revision and earnings variability, which were emphasized in the Fund, were not rewarded. In addition, higher dividend yielding stocks, such as real estate investment trusts (REIT's) and utilities, in which the Fund was underweight, continued to outperform.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Sector selection was the primary cause of the Fund's relative underperformance for the year. The Fund was overweight to technology and energy and underweight to utilities, which returned 25% for the year, well in excess of the Index return. The results from these sector weights were somewhat balanced by positive security selection. Most notably, stock selection was positive in the consumer discretionary, materials and other energy sectors.

WHAT WERE THE OTHER PRIMARY CONTRIBUTORS AND DETRACTORS TO THE FUND'S PERFORMANCE DURING THE LAST 12 MONTHS?

The Fund's underperforming money managers were Goldman Sachs Asset Management, L.P. (market oriented style), Gould Investment Partners, LLC (growth style) and Geewax, Terker & Company (growth style). Gould underperformed due to its very aggressive approach to growth investing, a style which performed poorly after the first quarter. While Gould's results were disappointing, when taking into account market conditions, its performance was consistent with its aggressive style. Goldman Sachs' chief detractor was poor stock selection in what was probably the most disappointing performance within the Fund. Geewax's performance was negatively impacted by poor stock selection within the technology and materials sectors.

Five of the Fund's money managers outperformed the Fund's benchmark. The outperformers included the following managers: CapitalWorks Investment Partners, LLC, Tygh Capital Management, Inc., David J. Greene and Company, LLC, Jacobs Levy Equity Management, Inc. and Nicholas-Applegate Capital Management LLC. CapitalWorks benefited from positive stock selection in a difficult market for its aggressive growth style. Tygh Capital also benefited from stock selection and its focus on more consistent, predictable sources of earnings growth as well as strong stock selection within the energy and materials sectors. Nicholas Applegate, a value manager, also derived positive performance through strong stock selection within the energy and materials sectors. David J. Greene benefited from a robust mergers and acquisitions environment and its somewhat contrarian value style which focuses not on yield or low price, but on catalyst driven improvements and on valuing companies from a takeout framework. Jacobs Levy also outperformed modestly through positive stock selection despite negative sector selection.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In the fourth quarter, Goldman Sachs was terminated and ClariVest Asset Management, LLC and PanAgora Asset Management, Inc. were hired as money managers for the Fund.

                                                      Aggressive Equity Fund  19

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                             Styles
December 31, 2006


CapitalWorks Investment Partners, LLC       Growth
ClariVest Asset Management, LLC             Market-Oriented
David J. Greene and Company, LLC            Value
Geewax, Terker & Company                    Growth
Gould Investment Partners, LLC              Growth
Jacobs Levy Equity Management, Inc.         Value
Nicholas-Applegate Capital Management
   LLC                                      Value
PanAgora Asset Management, Inc.             Market-Oriented
Tygh Capital Management, Inc.               Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

                              --------------------

*     The Fund commenced operations on January 2, 1997.

** Russell 2500(TM) Index is composed of the smallest 500 stocks in the Russell 1000(R) Index and all the stocks in the Russell 2000(R) Index. The Russell 2500(TM) Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 20  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2006             $     1,068.30      $     1,019.96
Expenses Paid During
Period*                       $         5.42      $         5.30

* Expenses are equal to the Fund's annualized expense ratio of 1.04% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                      Aggressive Equity Fund  21

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 96.2%
Auto and Transportation - 3.4%
AAR Corp. (AE)(N)                                      14,700             429
ABX Air, Inc. (AE)                                     50,200             348
Aftermarket Technology Corp. (AE)                      12,100             258
American Commercial Lines, Inc. (AE)(N)                 6,600             432
AMR Corp. (AE)                                          1,600              48
Arctic Cat, Inc. (N)                                    2,500              44
ArvinMeritor, Inc. (N)                                 13,500             246
Autoliv, Inc.                                           9,800             591
Celadon Group, Inc. (AE)(N)                             9,900             166
Commercial Vehicle Group, Inc. (AE)                     2,700              59
Continental Airlines, Inc. Class A (AE)                 7,800             322
Dana Corp. (N)                                         39,700              55
Danaos Corp. (AE)                                       3,100              74
ExpressJet Holdings, Inc. Class A (AE)                 30,300             245
Grupo Aeroportuario del Centro Norte Sab de CV -
   ADR (AE)                                             6,900             154
Grupo Aeroportuario del Sureste SAB de CV - ADR
   (N)                                                  3,300             140
Gulfmark Offshore, Inc. (AE)                            3,100             116
Horizon Lines, Inc. Class A                            17,400             469
HUB Group, Inc. Class A (AE)(N)                         5,200             143
Kansas City Southern (AE)(N)                            5,800             168
Kirby Corp. (AE)(N)                                     3,500             119
Navistar International Corp. (AE)(N)                   11,300             378
Noble International, Ltd. (N)                           3,100              62
Oshkosh Truck Corp.                                     7,000             339
PAM Transportation Services (AE)(N)                     2,100              46
Quintana Maritime, Ltd. (N)                            20,950             231
Republic Airways Holdings, Inc. (AE)(N)                 6,200             104
Saia, Inc. (AE)(N)                                     11,700             272
Sauer-Danfoss, Inc.                                     3,500             113
Standard Motor Products, Inc.                           8,500             127
Tidewater, Inc. (N)                                     1,800              87
TRW Automotive Holdings Corp. (AE)                     11,200             290
US Xpress Enterprises, Inc. Class A (AE)(N)             6,100             101
UTI Worldwide, Inc.                                    18,761             561
Visteon Corp. (AE)(N)                                  14,700             125
Wabtec Corp.                                            7,800             237
                                                                 ------------
                                                                        7,699
                                                                 ------------

Consumer Discretionary - 18.8%
24/7 Real Media, Inc. (AE)(N)                          21,200             192
Abercrombie & Fitch Co. Class A                         2,854             199
Activision, Inc. (AE)(N)                               52,430             904
Adesa, Inc.                                             8,700             241
Advance Auto Parts, Inc.                               11,400             405
Advisory Board Co. (The) (AE)                           6,934             371
AFC Enterprises (AE)(N)                                 5,000              88

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American Eagle Outfitters, Inc.                        22,800             712
American Greetings Corp. Class A                        1,800              43
American Woodmark Corp.                                 6,100             255
AMN Healthcare Services, Inc. (AE)                     28,500             785
AnnTaylor Stores Corp. (AE)                             5,100             167
aQuantive, Inc. (AE)                                   11,637             287
Asbury Automotive Group, Inc.                           7,700             181
Autonation, Inc. (AE)                                   3,000              64
Baidu.com - ADR (AE)(N)                                 6,954             784
Barnes & Noble, Inc.                                    3,000             119
Bebe Stores, Inc.                                      10,338             205
Big Lots, Inc. (AE)                                    25,100             575
Blockbuster, Inc. Class A (AE)                         14,100              75
Bon-Ton Stores, Inc. (The) (N)                          4,000             139
Books-A-Million, Inc. Class A                           3,600              82
Bowne & Co., Inc.                                       4,400              70
Bright Horizons Family Solutions, Inc. (AE)(N)          5,000             193
Brinker International, Inc.                            15,450             466
Brown Shoe Co., Inc.                                    2,600             124
Buckle, Inc. (The)                                      1,000              51
Carmax, Inc. (AE)(N)                                   10,300             552
CBRL Group, Inc.                                        6,600             295
CEC Entertainment, Inc. (AE)                           13,700             551
Central Parking Corp. (N)                               9,500             171
Century Casinos, Inc. (AE)(N)                          15,600             174
Cenveo, Inc. (AE)(N)                                   11,350             241
Charlotte Russe Holding, Inc. (AE)                      4,200             129
Charming Shoppes, Inc. (AE)(N)                         20,800             281
Chemed Corp. (N)                                        2,400              89
Chipotle Mexican Grill, Inc. Class A (AE)(N)            1,000              57
Churchill Downs, Inc. (N)                                 900              38
Coach, Inc. (AE)                                        7,439             320
Coldwater Creek, Inc. (AE)(N)                           3,000              74
Convergys Corp. (AE)                                   22,400             533
Corinthian Colleges, Inc. (AE)(N)                      12,700             173
Corporate Executive Board Co.                           3,181             279
Corrections Corp. of America (AE)                      17,450             789
CRA International, Inc. (AE)(N)                         2,070             108
CROCS, Inc. (AE)(N)                                    17,700             765
CSK Auto Corp. (AE)                                     5,800              99
CSS Industries, Inc.                                      900              32
DeVry, Inc.                                            12,200             342
Dick's Sporting Goods, Inc. (AE)(N)                     1,500              73
Dillard's, Inc. Class A                                13,100             458
Directed Electronics, Inc. (AE)(N)                      5,800              66
Dolby Laboratories, Inc. Class A (AE)                  17,900             555

 22  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Dollar Tree Stores, Inc. (AE)                          25,700             774
DreamWorks Animation SKG, Inc. Class A (AE)             8,700             257
DSW, Inc. Class A (AE)                                  1,000              39
Earthlink, Inc. (AE)(N)                                25,500             181
Elizabeth Arden, Inc. (AE)(N)                          15,100             288
Entercom Communications Corp. Class A (N)               5,500             155
Entravision Communications Corp. Class A (AE)          16,900             139
Focus Media Holding, Ltd. - ADR New (AE)                5,700             378
Foot Locker, Inc.                                      19,900             436
Forrester Research, Inc. (AE)(N)                       13,900             377
FTD Group, Inc. (AE)                                    9,400             168
GameStop Corp. Class A (AE)                             5,875             324
Gemstar-TV Guide International, Inc. (AE)              71,000             285
Global Imaging Systems, Inc. (AE)                       6,800             149
Gmarket, Inc. - ADR (AE)(N)                            10,200             244
Great Wolf Resorts, Inc. (AE)                           6,100              85
Greenfield Online, Inc. (AE)                            7,700             110
Group 1 Automotive, Inc. (N)                            5,000             259
Guess?, Inc. (AE)(N)                                   10,600             672
Gymboree Corp. (AE)                                     2,000              76
Harris Interactive, Inc. (AE)                          26,900             136
Hasbro, Inc. (N)                                       27,500             749
Haverty Furniture Cos., Inc.                            8,500             126
Helen of Troy, Ltd. (AE)                                9,100             221
Houston Wire & Cable Co. (AE)(N)                        2,000              42
Iconix Brand Group, Inc. (AE)(N)                       39,470             765
IKON Office Solutions, Inc.                            11,200             183
infoUSA, Inc.                                           7,300              87
Insight Enterprises, Inc. (AE)                          8,700             164
ITT Educational Services, Inc. (AE)                     4,600             305
J Crew Group, Inc. (AE)                                10,700             412
Jack in the Box, Inc. (AE)                              6,000             366
Jakks Pacific, Inc. (AE)(N)                             7,500             164
Jo-Ann Stores, Inc. (AE)(N)                             4,800             118
Jones Apparel Group, Inc.                               7,200             241
Journal Register Co.                                   10,600              77
K-Swiss, Inc. Class A (N)                               6,400             197
K2, Inc. (AE)                                          19,900             262
Kellwood Co.                                            7,200             234
Kenneth Cole Productions, Inc. Class A (N)              1,000              24
Knology, Inc. (AE)                                      6,400              68
Knot, Inc. (The) (AE)(N)                                5,000             131
Korn/Ferry International (AE)(N)                       24,081             553
Leapfrog Enterprises, Inc. Class A (AE)(N)             12,000             114
LECG Corp. (AE)(N)                                      3,900              72
Lee Enterprises, Inc. (N)                               4,900             152
Libbey, Inc. (N)                                        2,900              36

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Life Time Fitness, Inc. (AE)(N)                        16,700             810
Lightbridge, Inc. (AE)(N)                               3,000              41
Liz Claiborne, Inc.                                     5,600             243
LKQ Corp. (AE)(N)                                       6,300             145
Lodgenet Entertainment Corp. (AE)                       7,400             185
Manpower, Inc.                                          3,114             233
McClatchy Co. Class A (N)                               5,600             242
McCormick & Schmick's Seafood Restaurants, Inc.
   (AE)                                                 2,300              55
Men's Wearhouse, Inc. (The)                             9,400             360
Morton's Restaurant Group, Inc. (AE)                    2,000              33
Mothers Work, Inc. (AE)                                   400              16
Movado Group, Inc. (N)                                  3,800             110
MPS Group, Inc. (AE)                                   13,826             196
MSC Industrial Direct Co., Inc. Class A (N)             2,300              90
Navarre Corp. (AE)(N)                                   6,500              26
Nutri System, Inc. (AE)(N)                              5,533             351
O'Charleys, Inc. (AE)                                   3,300              70
O'Reilly Automotive, Inc. (AE)                          9,018             289
OfficeMax, Inc.                                        10,000             496
On Assignment, Inc. (AE)(N)                            12,500             147
Orient-Express Hotels, Ltd. Class A                     7,175             340
Pantry, Inc. (The) (AE)(N)                              5,500             258
Payless Shoesource, Inc. (AE)                           9,700             318
Penn National Gaming, Inc. (AE)                         6,886             287
Perficient, Inc. (AE)(N)                                9,900             162
Perry Ellis International, Inc. (AE)                   10,300             422
PHH Corp. (AE)                                          8,800             254
Phillips-Van Heusen Corp.                              15,700             788
Pier 1 Imports, Inc. (N)                               22,000             131
Prestige Brands Holdings, Inc. (AE)(N)                 23,700             309
Priceline.com, Inc. (AE)(N)                             7,700             336
ProQuest Co. (AE)(N)                                    9,100              95
Quiksilver, Inc. (AE)(N)                               16,000             252
Radio One, Inc. Class D (AE)                           13,700              92
RadioShack Corp. (N)                                    9,700             163
Rare Hospitality International, Inc. (AE)               1,600              53
RC2 Corp. (AE)                                          6,200             273
Rent-A-Center, Inc. Class A (AE)                       14,800             437
Republic Services, Inc. Class A                         7,563             308
Revlon, Inc. Class A (AE)                              37,400              48
Ruby Tuesday, Inc.                                      1,500              41
Rush Enterprises, Inc. Class A (AE)                     2,300              39
Rush Enterprises, Inc. Class B (AE)                     1,700              27
Sabre Holdings Corp. Class A                            7,200             230

                                                      Aggressive Equity Fund  23

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Scholastic Corp. (AE)                                  11,500             412
Shoe Carnival, Inc. (AE)                                2,900              92
Sirva, Inc. (AE)(N)                                     9,700              34
Skechers USA, Inc. Class A (AE)                         1,500              50
Snap-On, Inc.                                           5,100             243
Sonic Automotive, Inc. Class A                          5,800             168
Speedway Motorsports, Inc. (N)                          1,400              54
Standard Parking Corp. (AE)                             1,100              42
Steak N Shake Co. (The) (AE)(N)                         3,700              65
Take-Two Interactive Software, Inc. (AE)(N)             8,700             155
Talbots, Inc. (N)                                      15,900             383
Taser International, Inc. (AE)(N)                       4,000              30
Tech Data Corp. (AE)                                      500              19
TeleTech Holdings, Inc. (AE)(N)                        27,000             645
Topps Co., Inc. (The)                                   8,200              73
Tractor Supply Co. (AE)                                 6,274             281
Triarc Cos., Inc. Class A                              11,500             230
Tuesday Morning Corp. (N)                              13,700             213
Tween Brands, Inc. (AE)(N)                             13,770             550
Under Armour, Inc. Class A (AE)(N)                      6,400             323
Unifirst Corp.                                          1,500              58
United Online, Inc. (N)                                14,800             197
Urban Outfitters, Inc. (AE)(N)                          9,500             219
Valueclick, Inc. (AE)                                   1,900              45
Viad Corp.                                              4,300             175
Volcom, Inc. (AE)                                         900              27
Volt Information Sciences, Inc. (AE)                    5,100             256
Warnaco Group, Inc. (The) (AE)                         18,500             470
Waste Connections, Inc. (AE)                            4,940             205
WESCO International, Inc. (AE)(N)                       1,800             106
                                                                 ------------
                                                                       42,037
                                                                 ------------

Consumer Staples - 2.3%
Alliance One International, Inc. (AE)                  43,000             303
Boston Beer Co., Inc. Class A (AE)(N)                   1,500              54
Dean Foods Co. (AE)                                     5,600             237
Del Monte Foods Co.                                    16,500             182
Hansen Natural Corp. (AE)(N)                           10,400             350
Herbalife, Ltd. (AE)(N)                                10,500             422
Imperial Sugar Co. (N)                                  4,700             114
Loews Corp. - Carolina Group                           10,800             699
McCormick & Co., Inc. (N)                               9,100             351
Molson Coors Brewing Co. Class B (N)                    6,000             459
Nash Finch Co.                                          1,500              41
NBTY, Inc. (AE)                                        19,600             815
Pathmark Stores, Inc. (AE)(N)                           9,700             108
PepsiAmericas, Inc. (N)                                 5,100             107
Performance Food Group Co. (AE)(N)                      3,300              91
Ralcorp Holdings, Inc. (AE)(N)                          4,800             244
Reddy Ice Holdings, Inc.                                5,400             139
Schweitzer-Mauduit International, Inc.                  2,500              65

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Spartan Stores, Inc.                                    4,600              96
Universal Corp. (N)                                     5,300             260
                                                                 ------------
                                                                        5,137
                                                                 ------------

Financial Services - 16.5%
Advent Software, Inc. (AE)(N)                          17,100             603
Affiliated Managers Group, Inc. (AE)                    6,765             711
Affirmative Insurance Holdings, Inc. (N)                1,500              24
Affordable Residential Communities, LP (AE)(N)          5,500              64
AG Edwards, Inc.                                        4,500             285
Alliance Data Systems Corp. (AE)                       17,663           1,103
AMB Property Corp. (o)                                  6,500             381
Amcore Financial, Inc. (N)                              7,400             242
American Financial Group, Inc.                          9,150             329
American Home Mortgage Investment Corp. (o)(N)          8,300             292
Annaly Capital Management, Inc. (o)                    22,800             317
Anthracite Capital, Inc. (o)                            5,700              73
Anworth Mortgage Asset Corp. (o)                       17,500             166
Arbor Realty Trust, Inc. (o)                            1,600              48
Ashford Hospitality Trust, Inc. (o)(N)                 14,000             174
Associated Banc-Corp. (N)                               7,899             276
Assurant, Inc.                                          8,111             448
Asta Funding, Inc. (N)                                  4,000             122
Bancfirst Corp. (N)                                     1,000              54
Bank of Hawaii Corp.                                    3,300             178
Bankunited Financial Corp. Class A (N)                 18,900             528
Banner Corp.                                            1,000              44
BOK Financial Corp.                                       930              51
Brookline Bancorp, Inc. (N)                            16,700             220
Capital Trust, Inc. Class A (o)                         8,500             424
CapitalSource, Inc. (o)(N)                             23,300             636
Cash America International, Inc.                        5,600             263
CB Richard Ellis Group, Inc. Class A (AE)               2,900              96
CBL & Associates Properties, Inc. (o)                   1,900              82
CIT Group, Inc.                                         4,000             223
City Bank (N)                                           1,200              43
City National Corp.                                     5,700             406
Colonial BancGroup, Inc. (The)                         13,800             355
Colonial Properties Trust (o)                           5,400             253
Commerce Bancshares, Inc. (N)                           2,310             112
Commerce Group, Inc.                                   10,000             298
Community Bancorp (AE)                                  3,400             103
Corus Bankshares, Inc. (N)                             21,600             498
Cousins Properties, Inc. (o)(N)                         5,000             176
Covanta Holding Corp. (AE)                             14,500             320

 24  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Deerfield Triarc Capital Corp. (o)(N)                  14,900             252
Deluxe Corp. (N)                                        8,900             224
DiamondRock Hospitality Co. (o)(p)                     14,300             258
DiamondRock Hospitality Co. (o)                         7,200             130
Downey Financial Corp.                                  3,200             232
Entertainment Properties Trust (o)                      1,700              99
Equity One, Inc. (o)(N)                                 4,100             109
Euronet Worldwide, Inc. (AE)                           15,035             446
Fair Isaac Corp.                                        1,100              45
FelCor Lodging Trust, Inc. (o)                         15,800             345
Fidelity Bankshares, Inc.                               4,100             163
First American Corp. (N)                                6,900             281
First Cash Financial Services, Inc. (AE)                3,700              96
First Community Bancorp, Inc. (N)                       1,800              94
First Indiana Corp. (AE)                                9,100             231
First Marblehead Corp. (The)                            1,500              82
FirstFed Financial Corp. (AE)                           3,900             261
GFI Group, Inc. (AE)(N)                                 4,700             293
Global Payments, Inc.                                  10,457             484
Greenhill & Co., Inc.                                   1,000              74
H&E Equipment Services, Inc. (AE)(N)                    5,000             124
Hanmi Financial Corp. (N)                               5,700             128
HCC Insurance Holdings, Inc.                           14,500             465
Health Care REIT, Inc. (o)                              1,000              43
HealthExtras, Inc. (AE)(N)                             10,900             263
Heartland Payment Systems, Inc. New (N)                 4,300             121
Hersha Hospitality Trust (o)(N)                         3,400              39
Hospitality Properties Trust (o)                        5,300             252
HRPT Properties Trust (o)(N)                           27,400             338
IBERIABANK Corp. (N)                                      900              53
IMPAC Mortgage Holdings, Inc. (o)(N)                   26,900             237
IndyMac Bancorp, Inc.                                   5,600             253
International Securities Exchange Holdings, Inc.
   Class A (N)                                         13,400             627
Intersections, Inc. (AE)(N)                             1,100              12
Intervest Bancshares Corp. Class A (AE)(N)              7,700             265
Investment Technology Group, Inc. (AE)                  7,107             305
Investors Real Estate Trust (o)                         2,600              27
iShares Russell 2000 Growth Index Fund (N)              5,000             393
iStar Financial, Inc. (o)                              13,300             636
ITLA Capital Corp. (N)                                  1,400              81
Jefferies Group, Inc.                                   1,200              32
JER Investors Trust, Inc. (AE)(p)                       9,200             190
JER Investors Trust, Inc. (o)(N)                       15,900             329
Jones Lang LaSalle, Inc.                                1,200             111
KKR Financial Corp. (o)(N)                             14,350             384
Knight Capital Group, Inc. Class A (AE)(N)             64,400           1,235
Kronos, Inc. (AE)                                       8,100             298

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Luminent Mortgage Capital, Inc. (o)                    21,600             210
Macatawa Bank Corp. (N)                                11,404             242
Mack-Cali Realty Corp. (o)                              8,200             418
MAF Bancorp, Inc.                                       2,300             103
Marshall & Ilsley Corp.                                 4,040             194
MCG Capital Corp.                                      24,000             488
Meadowbrook Insurance Group, Inc. (AE)(N)               4,800              47
Mercantile Bank Corp.                                   5,635             212
MFA Mortgage Investments, Inc. (o)                     12,300              95
MGIC Investment Corp.                                   3,400             213
Mid-America Apartment Communities, Inc. (o)             4,200             240
Municipal Mortgage & Equity LLC (N)                     1,600              52
National Retail Properties, Inc. (o)                    7,200             165
Nationwide Financial Services, Inc. (N)                 5,900             320
Navigators Group, Inc. (AE)                             7,600             366
Nelnet, Inc. Class A (AE)(N)                            5,600             153
New Century Financial Corp. (o)(N)                     10,100             319
Newcastle Investment Corp. (o)(N)                      20,100             630
NorthStar Realty Finance Corp. (o)                     25,100             416
Oak Hill Financial, Inc. (N)                            7,200             202
OceanFirst Financial Corp.                              1,503              34
Ocwen Financial Corp. (AE)                              9,300             148
Odyssey Re Holdings Corp. (N)                           5,100             190
Ohio Casualty Corp.                                     7,400             221
optionsXpress Holdings, Inc. (N)                        5,000             113
Pacific Capital Bancorp                                12,600             423
Pennsylvania Real Estate Investment Trust (o)           5,100             201
Peoples Bancorp, Inc.                                     400              12
Philadelphia Consolidated Holding Co. (AE)              2,100              94
Pico Holdings, Inc. (AE)                                2,200              77
PMI Group, Inc. (The) (N)                               8,500             401
Portfolio Recovery Associates, Inc. (AE)(N)             5,100             238
Preferred Bank                                            700              42
ProAssurance Corp. (AE)                                   473              24
Protective Life Corp.                                   2,900             138
Provident Bankshares Corp. (N)                          7,500             267
Provident Financial Services, Inc. (N)                  5,300              96
PS Business Parks, Inc. (o)                             1,600             113
R&G Financial Corp. Class B                             8,400              64
Raymond James Financial, Inc.                          13,000             394
Rayonier, Inc. (o)                                      1,100              45
Realty Income Corp. (o)(N)                              9,800             271

                                                      Aggressive Equity Fund  25

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ryder System, Inc.                                     10,700             546
S1 Corp. (AE)                                           3,462              19
Safety Insurance Group, Inc.                            6,200             314
Scottish Re Group, Ltd. (N)                            18,900             101
SeaBright Insurance Holdings, Inc. (AE)                 2,900              52
SEI Investments Co. (N)                                 5,900             351
Senior Housing Properties Trust (o)                     2,300              56
Sotheby's Holdings Class A (N)                          3,000              93
Southwest Bancorp, Inc.                                 1,100              31
Spirit Finance Corp. (o)(N)                            14,800             185
Stancorp Financial Group, Inc.                          8,800             396
Sterling Bancorp Class N                                1,260              25
Sterling Bancshares, Inc. (N)                          11,400             148
Sterling Financial Corp. (N)                            1,000              24
SVB Financial Group (AE)                                1,000              47
SWS Group, Inc.                                         1,300              46
Taylor Capital Group, Inc.                              2,600              95
TCF Financial Corp. (N)                                 4,800             132
Thornburg Mortgage, Inc. (o)                            8,900             224
TierOne Corp.                                           1,400              44
TNS, Inc. (AE)                                         15,100             291
Total System Services, Inc.                               400              11
Tower Group, Inc.                                      12,800             398
Triad Guaranty, Inc. (AE)                               3,800             209
United America Indemnity, Ltd. Class A (AE)             2,100              53
United PanAm Financial Corp. (AE)(N)                   16,800             231
Unitrin, Inc.                                           5,100             256
Ventas, Inc. (o)(N)                                     7,175             304
Washington Real Estate Investment Trust (o)(N)          4,000             160
Washington Trust Bancorp, Inc.                            900              25
Weingarten Realty Investors (o)(N)                      1,200              55
Whitney Holding Corp. (N)                               3,700             121
Williams Scotsman International, Inc. (AE)(N)           1,400              27
Wilmington Trust Corp.                                  5,700             240
Winston Hotels, Inc. (o)(N)                             3,700              49
Zenith National Insurance Corp.                         7,300             342
                                                                 ------------
                                                                       36,853
                                                                 ------------

Health Care - 10.6%
Abraxis BioScience, Inc. (AE)(N)                        7,300             200
Accelrys, Inc. (AE)(N)                                 19,200             115
Adams Respiratory Therapeutics, Inc. (AE)               7,042             287
Air Methods Corp. (AE)(N)                               2,900              81
Albany Molecular Research, Inc. (AE)                   10,800             114
Alliance Imaging, Inc. (AE)(N)                         23,400             156
Allscripts Healthcare Solutions, Inc. (AE)             12,216             330
Amedisys, Inc. (AE)(N)                                 12,533             412

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
American Dental Partners, Inc. (AE)                     1,200              23
American Medical Systems Holdings, Inc. (AE)           26,240             486
American Oriental Bioengineering, Inc. (AE)            12,000             140
AMERIGROUP Corp. (AE)                                   8,500             305
Applera Corp. - Celera Group (AE)                      32,700             457
Arthrocare Corp. (AE)                                   8,054             322
Beckman Coulter, Inc.                                   1,800             108
Bentley Pharmaceuticals, Inc. (AE)(N)                   2,200              22
Centene Corp. (AE)(N)                                   6,600             162
Cerner Corp. (AE)(N)                                   13,900             632
Charles River Laboratories International, Inc.
   (AE)                                                 6,300             272
Community Health Systems, Inc. (AE)(N)                 14,441             527
Cooper Cos., Inc. (The) (N)                            15,200             676
Corvel Corp. (AE)                                       9,600             457
Covance, Inc. (AE)                                      3,500             206
Cutera, Inc. (AE)(N)                                    5,800             157
Cytyc Corp. (AE)(N)                                     6,600             187
DaVita, Inc. (AE)                                      19,921           1,133
Depomed, Inc. (AE)(N)                                   4,000              14
Discovery Laboratories, Inc. (AE)(N)                   11,900              28
Enzon Pharmaceuticals, Inc. (AE)                        9,600              82
Five Star Quality Care, Inc. (AE)                       6,000              67
Foxhollow Technologies, Inc. (AE)(N)                    3,900              84
Gentiva Health Services, Inc. (AE)(N)                   6,600             126
Greatbatch, Inc. (AE)(N)                                5,000             135
Haemonetics Corp. (AE)                                  4,596             207
Health Net, Inc. (AE)                                   2,700             131
Healthcare Services Group (N)                          15,300             443
Healthspring, Inc. (AE)                                31,600             643
HealthTronics, Inc. (AE)(N)                            15,800             105
Healthways, Inc. (AE)(N)                                8,926             426
Henry Schein, Inc. (AE)                                13,082             641
Hologic, Inc. (AE)                                     14,718             696
ICU Medical, Inc. (AE)                                  3,100             126
Illumina, Inc. (AE)(N)                                  5,600             220
ImClone Systems, Inc. (AE)                              7,400             198
Immucor, Inc. (AE)                                      6,400             187
Intralase Corp. (AE)(N)                                12,700             284
Intuitive Surgical, Inc. (AE)(N)                        2,000             192
Inverness Medical Innovations, Inc. (AE)(N)             8,000             310
King Pharmaceuticals, Inc. (AE)                        29,200             465
LifePoint Hospitals, Inc. (AE)                         15,300             516
Medcath Corp. (AE)                                      4,000             109

 26  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Medicines Co. (AE)                                      4,525             144
Mentor Corp.                                            5,735             280
MGI Pharma, Inc. (AE)(N)                                9,200             169
Molina Healthcare, Inc. (AE)(N)                         5,000             163
Myriad Genetics, Inc. (AE)(N)                           7,400             232
Nabi Biopharmaceuticals (AE)                            3,800              26
Neurocrine Biosciences, Inc. (AE)(N)                    5,000              52
Nighthawk Radiology Holdings, Inc. (AE)(N)              5,100             130
Noven Pharmaceuticals, Inc. (AE)                        5,700             145
NuVasive, Inc. (AE)(N)                                  9,100             210
Palomar Medical Technologies, Inc. (AE)(N)              9,600             486
Patterson Cos., Inc. (AE)                              10,572             375
Perrigo Co.                                             7,800             135
Pharmaceutical Product Development, Inc.               12,108             390
Pharmacopeia Drug Discovery, Inc. (AE)(N)              10,250              44
Pharmacyclics, Inc. (AE)(N)                             1,600               8
PharmaNet Development Group, Inc. (AE)                  3,700              82
Phase Forward, Inc. (AE)                               13,200             198
PolyMedica Corp.                                        3,800             154
PSS World Medical, Inc. (AE)                            9,070             177
Psychiatric Solutions, Inc. (AE)                       12,086             453
Quality Systems, Inc.                                   6,958             259
Quidel Corp. (AE)(N)                                    8,000             109
Radiation Therapy Services, Inc. (AE)(N)                5,100             161
RehabCare Group, Inc. (AE)                              9,700             144
ResMed, Inc. (AE)                                       2,800             138
Savient Pharmaceuticals, Inc. (AE)                     11,200             126
Sciclone Pharmaceuticals, Inc. (AE)(N)                  4,600              15
Sciele Pharma, Inc. (AE)(N)                             2,470              59
Sierra Health Services, Inc. (AE)                       5,800             209
Stericycle, Inc. (AE)(N)                                5,600             423
STERIS Corp.                                           10,100             254
Sun Healthcare Group, Inc. Class W (AE)                 2,000              25
Techne Corp. (AE)                                       7,130             395
United Therapeutics Corp. (AE)                          1,900             103
Universal Health Services, Inc. Class B                 7,300             405
Ventana Medical Systems, Inc. (AE)(N)                   4,800             207
VistaCare, Inc. Class A (AE)(N)                        16,200             164
Watson Pharmaceuticals, Inc. (AE)                       8,500             221
WellCare Health Plans, Inc. (AE)(N)                    14,600           1,006
West Pharmaceutical Services, Inc.                      5,500             282
Wyeth                                                   2,100             107
Zoll Medical Corp. (AE)                                 6,100             355
Zymogenetics, Inc. (AE)(N)                              8,600             134
                                                                 ------------
                                                                       23,756
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Materials and Processing - 10.0%
Acuity Brands, Inc. (N)                                 6,400             333
Airgas, Inc.                                           14,310             580
AK Steel Holding Corp. (AE)(N)                          5,000              84
Albemarle Corp. (N)                                     9,600             689
Andersons, Inc. (The) (N)                               4,000             170
Apogee Enterprises, Inc. (N)                            2,000              39
Arch Chemicals, Inc.                                    4,500             150
Barnes Group, Inc. (N)                                  1,000              22
Bluegreen Corp. (AE)(N)                                 3,300              42
Buckeye Technologies, Inc. (AE)                        11,700             140
Building Materials Holding Corp. (N)                   14,200             351
Cambrex Corp. (N)                                      11,400             259
Celanese Corp. Class A                                 21,800             564
Century Aluminum Co. (AE)(N)                            7,600             339
Ceradyne, Inc. (AE)(N)                                  6,400             362
CF Industries Holdings, Inc.                           10,900             279
Chaparral Steel Co.                                     4,100             181
Chesapeake Corp. (N)                                    3,100              53
Chicago Bridge & Iron Co. NV                           11,345             310
China BAK Battery, Inc. (AE)(N)                         3,000              20
Comfort Systems USA, Inc.                              13,400             169
Commercial Metals Co.                                  15,300             395
Constar International, Inc. (AE)(N)                     9,800              69
Crown Holdings, Inc. (AE)                               6,100             128
Cytec Industries, Inc. (N)                              6,900             390
Dycom Industries, Inc. (AE)(N)                         10,900             230
Eastman Chemical Co. (N)                               14,600             866
EMCOR Group, Inc. (AE)                                  9,900             563
Energy Conversion Devices, Inc. (AE)                    6,473             220
Ennis, Inc.                                             4,300             105
FMC Corp.                                               5,300             406
Granite Construction, Inc.                              4,000             201
Greif, Inc. Class A                                     1,200             142
Griffon Corp. (AE)(N)                                   9,700             247
Harsco Corp.                                            6,200             472
HB Fuller Co.                                          16,500             426
Hercules, Inc. (AE)                                    57,100           1,103
Huntsman Corp. (AE)                                     8,800             167
Infrasource Services, Inc. (AE)                         8,200             179
Innospec, Inc.                                          6,100             284
Insituform Technologies, Inc. Class A (AE)(N)          10,800             279
Jacobs Engineering Group, Inc. (AE)                     6,000             489
Kaydon Corp.                                            1,600              64
Louisiana-Pacific Corp.                                15,800             340
Lubrizol Corp.                                          7,500             376

                                                      Aggressive Equity Fund  27

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mercer International, Inc. (AE)(N)                      1,000              12
Metal Management, Inc.                                  9,400             356
Mueller Industries, Inc.                                8,900             282
Mueller Water Products, Inc. Class A                    5,013              75
Mueller Water Products, Inc. Class A (N)               26,519             395
Myers Industries, Inc. (N)                             12,400             194
NCI Building Systems, Inc. (AE)(N)                      4,000             207
Olin Corp.                                             14,500             240
Olympic Steel, Inc. (N)                                 2,500              56
OM Group, Inc. (AE)                                     8,100             367
Omrix Biopharmaceuticals, Inc. (AE)                     3,900             118
Packaging Corp. of America                             10,200             225
Perini Corp. (AE)                                       5,500             169
PolyOne Corp. (AE)                                     16,500             124
Quanex Corp. (N)                                       12,900             446
Quanta Services, Inc. (AE)                             12,834             252
RBC Bearings, Inc. (AE)                                 1,600              46
Resource Capital Corp. (N)                              2,500              42
Rock-Tenn Co. Class A                                  23,900             648
Rockwood Holdings, Inc. (AE)                            6,800             172
Rogers Corp. (AE)(N)                                   11,700             692
RTI International Metals, Inc. (AE)(N)                  4,000             313
Ryerson, Inc. (N)                                       1,000              25
SAIC, Inc. (AE)                                        14,500             258
Schnitzer Steel Industries, Inc. Class A (N)            3,900             155
Schulman A, Inc.                                        1,000              22
Sonoco Products Co.                                    10,700             407
Spartech Corp.                                         14,600             383
Standard Register Co. (The)                             4,100              49
Superior Essex, Inc. (AE)                               4,700             156
Temple-Inland, Inc.                                     5,700             262
Timken Co.                                              3,100              90
URS Corp. (AE)                                         13,800             591
USEC, Inc.                                              3,600              46
Valmont Industries, Inc. (N)                            4,000             222
Washington Group International, Inc. (AE)              10,098             604
Westlake Chemical Corp. (N)                             5,900             185
Xerium Technologies, Inc. (N)                          16,900             165
                                                                 ------------
                                                                       22,328
                                                                 ------------

Miscellaneous - 1.5%
Castlepoint Holdings, Ltd. (p)                         30,900             340
Foster Wheeler, Ltd. (AE)                              13,787             760
Hillenbrand Industries, Inc.                            6,600             376
McDermott International, Inc. (AE)                     17,839             907
Raven Industries, Inc. (N)                              4,100             110
Teleflex, Inc.                                          2,400             155
Trinity Industries, Inc. (N)                            6,700             236
Walter Industries, Inc.                                16,049             434
                                                                 ------------
                                                                        3,318
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Other Energy - 3.9%
Allis-Chalmers Energy, Inc. (AE)(N)                     2,500              58
Alon USA Energy, Inc. (N)                               1,800              47
Basic Energy Services, Inc. (AE)                        6,800             168
Cameron International Corp. (AE)                        4,651             247
Cimarex Energy Co. (N)                                  7,900             288
Core Laboratories NV (AE)                               8,932             723
Dresser-Rand Group, Inc. (AE)(N)                        5,900             144
Dril-Quip, Inc. (AE)                                    9,697             380
ENSCO International, Inc.                               5,400             270
Forest Oil Corp. (AE)(N)                                5,600             183
Foundation Coal Holdings, Inc. (N)                      7,100             225
Frontier Oil Corp.                                      7,600             218
GeoMet, Inc. (AE)(N)                                      925              10
Global Industries, Ltd. (AE)                           22,870             298
Helmerich & Payne, Inc.                                 8,660             212
Hercules Offshore, Inc. (AE)(N)                        14,200             410
Horizon Offshore, Inc. (AE)                            15,200             248
Hornbeck Offshore Services, Inc. (AE)(N)               11,672             417
Input/Output, Inc. (AE)(N)                             19,700             269
Lufkin Industries, Inc.                                 3,400             197
Meridian Resource Corp. (AE)                           15,500              48
NATCO Group, Inc. Class A (AE)                          5,700             182
National-Oilwell Varco, Inc. (AE)                       4,928             301
Oceaneering International, Inc. (AE)(N)                 2,000              79
Ormat Technologies, Inc. (N)                            3,200             118
Parker Drilling Co. (AE)                                8,800              72
Rosetta Resources, Inc. (AE)(N)                         5,500             103
Superior Energy Services, Inc. (AE)                    10,000             327
Tesoro Corp.                                            4,000             263
Tetra Technologies, Inc. (AE)(N)                       25,942             664
Trico Marine Services, Inc. (AE)(N)                    11,800             452
Union Drilling, Inc. (AE)(N)                            2,900              41
Veritas DGC, Inc. (AE)                                  4,331             371
W-H Energy Services, Inc. Class H (AE)(N)              11,800             575
Western Refining, Inc. (N)                              4,000             102
                                                                 ------------
                                                                        8,710
                                                                 ------------

Producer Durables - 8.6%
Advanced Energy Industries, Inc. (AE)                   9,300             175
AGCO Corp. (AE)                                         9,200             285
Agilent Technologies, Inc. (AE)                         3,100             108
Ametek, Inc.                                            3,000              96
AO Smith Corp.                                          1,200              45

 28  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Applied Industrial Technologies, Inc. (N)              10,900             287
Arris Group, Inc. (AE)(N)                              37,800             473
ASML Holding NV Class G (AE)                           18,640             459
Asyst Technologies, Inc. (AE)                           2,000              15
Axcelis Technologies, Inc. (AE)                        19,000             111
Baldor Electric Co.                                     6,300             211
BE Aerospace, Inc. (AE)                                14,488             372
Beazer Homes USA, Inc. (N)                              4,400             207
C&D Technologies, Inc. (N)                              5,400              26
C-COR, Inc. (AE)                                        7,600              85
Champion Enterprises, Inc. (AE)(N)                     32,600             305
Crane Co.                                               1,800              66
Credence Systems Corp. (AE)                            49,600             258
Crown Castle International Corp. (AE)(N)                8,600             278
CTS Corp.                                               4,300              67
Cummins, Inc.                                           1,800             213
Desarrolladora Homex SAB de CV - ADR (AE)(N)            7,409             438
Diebold, Inc.                                           6,800             317
DXP Enterprises, Inc. (AE)(N)                           6,000             210
EFJ, Inc. (AE)(N)                                      22,000             148
Entegris, Inc. (AE)(N)                                 26,931             291
ESCO Technologies, Inc. (AE)(N)                        13,164             598
Flow International Corp. (AE)(N)                       13,100             144
Flowserve Corp. (AE)                                    3,400             172
Gardner Denver, Inc. (AE)(N)                           18,500             690
General Cable Corp. (AE)                                1,500              66
Headwaters, Inc. (AE)(N)                                6,400             153
Herman Miller, Inc.                                    12,800             465
Hubbell, Inc. Class B (N)                              10,300             466
IDEX Corp.                                              7,300             346
Intevac, Inc. (AE)                                     15,400             400
Itron, Inc. (AE)(N)                                     3,520             182
K&F Industries Holdings, Inc. (AE)                      4,600             104
Kadant, Inc. (AE)                                       2,300              56
Kennametal, Inc.                                        7,703             453
Kimball International, Inc. Class B                     3,300              80
Knoll, Inc.                                             7,700             169
L-1 Identity Solutions, Inc. Class 1 (AE)(N)           13,600             206
Ladish Co., Inc. (AE)(N)                                9,200             341
Lam Research Corp. (AE)                                 7,290             369
Lexmark International, Inc. Class A (AE)                3,600             263
Lincoln Electric Holdings, Inc. (N)                     1,600              97
Mattson Technology, Inc. (AE)                          17,500             163
Mettler Toledo International, Inc. (AE)                10,539             831
Milacron, Inc. (AE)(N)                                 31,245              25
Mine Safety Appliances Co. (N)                          3,800             139
MKS Instruments, Inc. (AE)                              7,500             169
MTS Systems Corp.                                       1,300              50
Novellus Systems, Inc. (AE)                             4,500             155

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Pall Corp. (N)                                         10,300             356
Photronics, Inc. (AE)(N)                                5,100              83
Polycom, Inc. (AE)(N)                                  26,200             810
Power-One, Inc. (AE)(N)                                29,400             214
Regal-Beloit Corp.                                      5,000             263
Robbins & Myers, Inc. (N)                              14,200             652
Rofin-Sinar Technologies, Inc. (AE)                     3,600             218
SBA Communications Corp. Class A (AE)(N)               15,900             437
Semitool, Inc. (AE)(N)                                  3,800              51
Spectralink Corp. (AE)(N)                               3,100              27
Steelcase, Inc. Class A (N)                            19,500             354
Technical Olympic USA, Inc. (AE)(N)                    21,600             220
Technitrol, Inc.                                        7,300             174
Tecumseh Products Co. Class A (AE)(N)                  10,500             177
Teledyne Technologies, Inc. (AE)(N)                     8,900             357
Tennant Co.                                             2,600              75
Teradyne, Inc. (AE)                                     3,900              58
Thomas & Betts Corp. (AE)                               1,200              57
Ultratech, Inc. (AE)(N)                                10,700             134
Varian Semiconductor Equipment Associates, Inc.
   (AE)(N)                                             30,906           1,407
Verigy, Ltd. (AE)                                       5,178              92
                                                                 ------------
                                                                       19,114
                                                                 ------------

Technology - 16.0%
3Com Corp. (AE)(N)                                    125,400             515
Acme Packet, Inc. (AE)(N)                              12,800             264
Actel Corp. (AE)                                        7,100             129
Acxiom Corp.                                              500              13
Adaptec, Inc. (AE)                                     40,800             190
Adtran, Inc. (N)                                        9,700             220
Aeroflex, Inc. (AE)                                    17,300             203
Akamai Technologies, Inc. (AE)(N)                      12,200             648
Alliance Semiconductor Corp. (AE)(N)                   14,000              61
Amdocs, Ltd. (AE)                                      11,100             430
American Reprographics Co. (AE)                         8,749             291
Amkor Technology, Inc. (AE)                            12,400             116
Amphenol Corp. Class A                                 12,184             756
Anaren, Inc. (AE)                                       4,700              84
Anixter International, Inc. (AE)(N)                    12,400             673
Ansys, Inc. (AE)                                       13,205             574
Applera Corp. - Applied Biosystems Group               10,500             385
Applied Micro Circuits Corp. (AE)(N)                   93,100             331
Ariba, Inc. (AE)(N)                                    17,300             134
ARM Holdings PLC - ADR                                  4,100              30

                                                      Aggressive Equity Fund  29

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Arrow Electronics, Inc. (AE)(N)                        10,000             316
Aspen Technology, Inc. (AE)(N)                         13,200             145
Atmel Corp. (AE)                                       17,500             106
Avanex Corp. (AE)(N)                                   32,400              61
Avici Systems, Inc. (AE)(N)                             1,000               8
Avnet, Inc. (AE)                                        6,000             153
Avocent Corp. (AE)                                      9,700             328
AVX Corp.                                              12,000             178
BearingPoint, Inc. (AE)(N)                             12,200              96
Benchmark Electronics, Inc. (AE)                       39,895             972
Blackbaud, Inc.                                         3,500              91
Brocade Communications Systems, Inc. (AE)(N)           81,200             667
Captaris, Inc. (AE)                                     8,400              65
Carrier Access Corp. (AE)                              11,900              78
Cbeyond, Inc. (AE)(N)                                   9,800             300
ChipMOS TECHNOLOGIES Bermuda, Ltd. (AE)(N)             31,500             214
Ciena Corp. (AE)(N)                                    16,526             458
Citrix Systems, Inc. (AE)(N)                            7,100             192
Cogent Communications Group, Inc. (AE)                  3,600              58
Cognizant Technology Solutions Corp. Class A
   (AE)                                                 6,600             509
Comtech Telecommunications Corp. (AE)(N)                7,950             303
Comverse Technology, Inc. (AE)(N)                       5,200             110
CSG Systems International, Inc. (AE)                    7,900             211
Cubic Corp. (N)                                         6,200             135
Cypress Semiconductor Corp. (AE)                        3,500              59
Daktronics, Inc. (N)                                    8,500             313
DealerTrack Holdings, Inc. (AE)                         8,600             253
Dendrite International, Inc. (AE)                       4,800              51
Digital River, Inc. (AE)(N)                             8,800             491
Eagle Test Systems, Inc. (AE)(N)                        8,500             124
Echelon Corp. (AE)(N)                                   3,200              26
Electronics for Imaging, Inc. (AE)                      8,000             213
Emulex Corp. (AE)                                      11,500             224
Epicor Software Corp. (AE)(N)                           8,300             112
Equinix, Inc. (AE)(N)                                  14,123           1,068
Excel Technology, Inc. (AE)                             1,700              44
Extreme Networks (AE)                                   8,600              36
Flir Systems, Inc. (AE)(N)                              4,400             140
Foundry Networks, Inc. (AE)                            27,200             407
Gartner, Inc. (AE)(N)                                  41,600             823
Gerber Scientific, Inc. (AE)                            1,000              13
IHS, Inc. Class A (AE)                                  1,200              47
II-VI, Inc. (AE)(N)                                     7,900             221
Ikanos Communications, Inc. (AE)(N)                    12,100             105
Ingram Micro, Inc. Class A (AE)                        18,100             369
Integrated Device Technology, Inc. (AE)(N)             28,400             440
Integrated Silicon Solutions, Inc. (AE)                 3,500              20
Internap Network Services Corp. (AE)                    5,900             117

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Interwoven, Inc. (AE)(N)                               53,700             788
IXYS Corp. (AE)(N)                                     17,900             159
JDS Uniphase Corp. (AE)(N)                             15,062             251
Kemet Corp. (AE)(N)                                    15,300             112
Keynote Systems, Inc. (AE)(N)                          12,300             130
Lattice Semiconductor Corp. (AE)(N)                    15,400             100
Lawson Software, Inc. (AE)(N)                          49,500             366
Leadis Technology, Inc. (AE)(N)                         1,000               5
Lions Gate Entertainment Corp. (AE)                    24,500             263
LoopNet, Inc. (AE)(N)                                   1,000              15
LSI Logic Corp. (AE)(N)                                22,100             199
McAfee, Inc. (AE)                                      14,700             417
McData Corp. Class A (AE)                              35,500             197
Mentor Graphics Corp. (AE)(N)                          53,829             971
Mercury Computer Systems, Inc. (AE)(N)                  3,400              45
Merge Technologies, Inc. (AE)                          14,000              92
Methode Electronics, Inc. (N)                          27,900             302
Micros Systems, Inc. (AE)                               6,821             359
MicroStrategy, Inc. Class A (AE)                          100              11
Ness Technologies, Inc. (AE)                            3,800              54
Nextest Systems Corp. (AE)                             10,237             115
Nuance Communications, Inc. (AE)(N)                    40,800             468
Oplink Communications, Inc. (AE)(N)                     6,000             123
Opsware, Inc. (AE)(N)                                  26,700             236
Orckit Communications, Ltd. (AE)(N)                    10,100              98
Parametric Technology Corp. (AE)                       23,688             427
Park Electrochemical Corp.                              3,100              80
PerkinElmer, Inc.                                       8,200             182
Planar Systems, Inc. (AE)(N)                            1,000              10
PMC - Sierra, Inc. (AE)(N)                             44,000             295
PowerDsine, Ltd. (AE)(N)                               10,900             120
QLogic Corp. (AE)                                      14,100             309
Quantum Corp. (AE)(N)                                  77,900             181
Rackable Systems, Inc. (AE)(N)                         14,500             449
RADVision, Ltd. (AE)                                    2,400              48
RADWARE, Ltd. (AE)                                      4,600              73
RealNetworks, Inc. (AE)(N)                             28,800             315
Riverbed Technology, Inc. (AE)(N)                       4,100             126
Rockwell Automation, Inc.                               3,639             222
Sanmina-SCI Corp. (AE)                                 43,800             151
Scansource, Inc. (AE)(N)                                3,000              91
Seachange International, Inc. (AE)(N)                  17,200             176
Seagate Technology (N)                                 10,897             289
Semtech Corp. (AE)                                     10,900             142
Sigma Designs, Inc. (AE)(N)                             9,500             242
Sigmatel, Inc. (AE)(N)                                 18,100              79

 30  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Silicon Image, Inc. (AE)(N)                             5,000              64
Silicon Storage Technology, Inc. (AE)(N)               69,900             315
Skyworks Solutions, Inc. (AE)(N)                       74,900             530
Solectron Corp. (AE)                                   62,500             201
SonicWALL, Inc. (AE)                                   16,300             137
Spansion, Inc. Class A (AE)(N)                          8,000             119
Standard Microsystems Corp. (AE)(N)                     4,700             132
Stratex Networks, Inc. (AE)(N)                         11,300              55
SupportSoft, Inc. (AE)                                  7,600              42
Sybase, Inc. (AE)                                       5,100             126
Sycamore Networks, Inc. (AE)                           36,800             138
SYNNEX Corp. (AE)                                      14,500             318
Syntax-Brillian Corp. (AE)                             15,200             131
Tekelec (AE)(N)                                        29,800             442
Tessera Technologies, Inc. (AE)                        19,433             784
TIBCO Software, Inc. (AE)                              37,800             357
Transaction Systems Architects, Inc. (AE)              24,304             792
Triquint Semiconductor, Inc. (AE)(N)                   36,200             163
Trizetto Group, Inc. (The) (AE)(N)                     15,200             279
Tyler Technologies, Inc. (AE)                           6,700              94
Ultimate Software Group, Inc. (AE)                     20,100             468
Unisys Corp. (AE)(N)                                   85,600             671
Utstarcom, Inc. (AE)(N)                                19,000             166
Varian, Inc. (AE)                                       3,600             161
VeriFone Holdings, Inc. (AE)(N)                        15,700             556
Verint Systems, Inc. (AE)                               3,300             113
Vignette Corp. (AE)                                     7,100             121
Vocus, Inc. (AE)(N)                                    22,400             376
Wavecom Sa - ADR (AE)(N)                                7,200             105
webMethods, Inc. (AE)                                  26,700             197
Westell Technologies, Inc. Class A (AE)(N)             13,000              33
Witness Systems, Inc. (AE)(N)                           7,100             124
Zoran Corp. (AE)                                       10,900             159
                                                                 ------------
                                                                       35,869
                                                                 ------------

Utilities - 4.6%
AGL Resources, Inc.                                    16,100             626
Allete, Inc. (N)                                        3,100             144
Alliant Energy Corp. (N)                               11,300             427
Aqua America, Inc. (N)                                  5,500             125
Atlantic Tele-Network, Inc. (N)                           400              12
Centerpoint Energy, Inc. (N)                           16,200             269
CenturyTel, Inc.                                        6,100             266
Citizens Communications Co.                               900              13
CMS Energy Corp. (AE)(N)                               33,600             561
CT Communications, Inc.                                 9,800             225
El Paso Electric Co. (AE)                              11,800             288
Energen Corp.                                          10,500             493
First Solar, Inc. (AE)                                    609              18
Laclede Group, Inc. (The) (N)                           2,200              77

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Leap Wireless International, Inc. Class W
   (AE)(N)                                              7,700             458
MDU Resources Group, Inc.                              23,400             600
NeuStar, Inc. Class A (AE)                             10,456             339
New Jersey Resources Corp. (N)                          3,700             180
NII Holdings, Inc. (AE)                                 5,036             324
Northeast Utilities                                     8,900             251
Northwest Natural Gas Co.                               1,100              47
OGE Energy Corp.                                       18,500             740
Pepco Holdings, Inc.                                   23,000             598
Pinnacle West Capital Corp.                            11,300             573
PNM Resources, Inc.                                     5,100             159
Puget Energy, Inc.                                      9,900             251
RCN Corp. (AE)                                          4,700             142
Sierra Pacific Resources (AE)                          22,300             375
Southern Union Co. (N)                                  9,700             271
Southwest Gas Corp.                                     1,900              73
Telephone & Data Systems, Inc.                            400              22
UGI Corp.                                              30,400             829
Unisource Energy Corp.                                  1,800              66
VeraSun Energy Corp. (AE)                              14,147             279
Westar Energy, Inc.                                     9,300             241
                                                                 ------------
                                                                       10,362
                                                                 ------------
TOTAL COMMON STOCKS
(cost $192,804)                                                       215,183
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Materials and Processing - 0.0%
Affordable Residential Communities Rights (AE)          5,500               5
Auto and Transportation - 0.0%
Quintana Maritime, Ltd. 5/11 Warrants (AE)             11,600              36
Financial Services - 0.0%
Washington Mutual, Inc. 2050 Warrants (AE)             35,400               5
                                                                 ------------
TOTAL WARRANTS & RIGHTS
(cost $8)                                                                  46
                                                                 ------------

SHORT-TERM INVESTMENTS - 4.1%
Russell Investment Company Money Market Fund        8,205,000           8,205
United States Treasury Bills (z)(sec.)
   4.968% due 03/15/07                                  1,000             987
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,195)                                                           9,192
                                                                 ------------

                                                      Aggressive Equity Fund  31

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
OTHER SECURITIES - 30.4%
State Street Securities Lending
   Quality Trust (X)                               67,970,599          67,971
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $67,971)                                                         67,971
                                                                 ------------

TOTAL INVESTMENTS - 130.7%
(identified cost $269,978)                                            292,392
OTHER ASSETS AND LIABILITIES,
NET - (30.7%)                                                         (68,746)
                                                                 ------------

NET ASSETS - 100.0%                                                   223,646
                                                                 ============

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Russell 2000 Mini Index (CME)
   expiration date 03/07 (113)                              8,982                (67)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                        (67)
                                                                     ===============

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

 32  Aggressive Equity Fund

RUSSELL INVESTMENT FUNDS
AGGRESSIVE EQUITY FUND

PRESENTATION OF PORTFOLIO HOLDINGS, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Auto and Transportation                                       3.4
Consumer Discretionary                                       18.8
Consumer Staples                                              2.3
Financial Services                                           16.5
Health Care                                                  10.6
Materials and Processing                                     10.0
Miscellaneous                                                 1.5
Other Energy                                                  3.9
Producer Durables                                             8.6
Technology                                                   16.0
Utilities                                                     4.6
Warrants & Rights                                              --*
Short-Term Investments                                        4.1
Other Securities                                             30.4
                                                  ---------------
Total Investments                                           130.7
Other Assets and Liabilities, Net                           (30.7)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             (--)*

* Less than .05% of net assets.

  See accompanying notes which are an integral part of the financial statements.

                                                      Aggressive Equity Fund  33

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                                                       NON-U.S. FUND                 MSCI EAFE INDEX (NET)**
                                                                       -------------                 -----------------------
Inception*                                                                 10000                              10000
1997                                                                       10030                              10178
1998                                                                       11330                              12213
1999                                                                       15109                              15506
2000                                                                       12928                              13309
2001                                                                       10080                              10455
2002                                                                        8553                               8789
2003                                                                       11871                              12180
2004                                                                       14043                              14646
2005                                                                       15966                              16629
2006                                                                       19740                              21009

Non-U.S. Fund
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    23.64%
5 Years                                   14.39%sec.
Inception*                                 7.04%sec.

MSCI EAFE() Index (Net)**
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    26.34%
5 Years                                   14.98%sec.
Inception*                                 7.71%sec.

 34  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The Non-U.S. Fund (the "Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's manager, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund's Board of Trustees (the "Board") without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006?

For the fiscal year ended December 31, 2006, the Non-U.S. Fund gained 23.64%. This compared to its benchmark the MSCI EAFE(R) Index (net), which gained 26.34%. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper(R) International Core Funds Average returned 22.45%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

In 2006, value stocks and small capitalization stocks again outperformed growth stocks and large/medium capitalization stocks respectively. The Fund's strategy of attempting to moderate the influence of style and capitalization on performance helped mitigate the impact of these trends on Fund results. However, regional positioning and sector positioning detracted from relative performance over the course of 2006.

From a regional perspective, a challenging stock selection environment in Japan resulted in poor returns from the Fund's Japanese stock holdings. Attractive valuations and some signs of nascent momentum in the Japanese market at the end of 2005 failed to translate to strong market gains for Japanese stocks in 2006. The Fund was positioned for an improvement in the Japanese economy which did not occur despite continued evidence of incremental improvement in the investment environment in Japan.

The Fund's overweight to value stocks contributed to relative underperformance. The Fund had a slight tilt towards growth as even the Fund's value money managers found compelling relative values in stocks with higher forecasts for earnings growth. For all of 2006, the Fund had a small valuation premium to the market with above-market forecasted growth rates. The Fund was also underweight to stocks offering the highest dividend yields relative to the benchmark. High dividend yielding stocks were rewarded in 2006.

Finally, variable trends over the course of the year also proved challenging with the market anticipating a slowing of economic growth and a normalization of market risk premium. The shift in market trends, from cyclical and higher risk sector leadership to defensive leadership in the period from May to mid-July and then back again, proved difficult for most active managers as is evidenced by the underperformance of the average fund in the Lipper peer group to the benchmark. While the Fund had some exposure to both sectors, it was underweight relative to the Index in stocks with high dividend yields. While the Fund still managed to produce better than average results with respect to its peer group, this detracted meaningfully from benchmark-relative performance.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

The market conditions discussed above had a negative impact on results relative to the benchmark. Given the strong performance of value stocks relative to growth stocks, exposure to value stocks was critical to success in 2006. However, not all approaches to value investing were rewarded. The focus of the Fund's value money manager on "normalized earnings power" (the long-term expectation for a company's earnings) resulted in underexposure to some of the trends most rewarded by the market. In particular, this resulted in an underweight to key sectors, such as metals and mining stocks, where share prices reflected the market's belief in the sustainability of peak (well above normal) earnings. This detracted materially from performance.

At the country level, the Fund's underweight position to the U.K. proved favorable given that market's lagging performance over the course of the year. In addition, the Fund's money managers were effective in selecting stocks that performed well relative to the market. In contrast, the Fund's slight underweight to Japan contributed positively to performance, but ineffective stock selection resulted in the biggest negative impact to performance from a country/region perspective.

Although not part of the Fund's benchmark, emerging markets provided an important source of opportunity for international investors in 2006. The impact of the Fund's exposure to emerging markets on Fund performance was slightly negative. The Fund's sector positioning in these markets favored technology shares which underperformed. The Fund was underweighted in industrial commodities stocks which were among the market's strongest performers.

At the money manager-level, the Fund's value manager, The Boston Company Asset Management, LLC, had the most

                                                               Non-U.S. Fund  35

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

disappointing year. As previously mentioned, Boston Company's emphasis on normalized earnings led it to underweight many of the more cyclical earnings companies that outperformed through much of the year. Its performance was also hurt by an overweight to Japan, and specifically, domestically-oriented Japanese stocks. Wellington Management Company, LLP, the Fund's aggressive growth money manager, performed well relative to the MSCI EAFE Growth Index, but lagged the MSCI EAFE Index. The market environment was challenging to Wellington's style through much of the year, though Wellington outperformed the MSCI EAFE Index in both the third and fourth quarters.

The holdings of the Fund's other two money managers, Fidelity Management & Research Company and AQR Capital Management, LLC, reflected some of the more pronounced style influences of their strategies. Fidelity's performance lagged through much of the year. Its growth orientation and slight overweight of the Japanese market were the dominant influences on its underperformance. AQR outperformed the benchmark for the year with its valuation emphasis more than offsetting less effective country and currency decisions.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

In November, Fidelity Management & Research Company was replaced with MFS Institutional Advisors, Inc., another moderate growth money manager.

Money Managers as of                            Styles
December 31, 2006


AQR Capital Management, LLC                 Market-Oriented
MFS Institutional Advisors, Inc.            Growth
The Boston Company Asset Management, LLC    Value
Wellington Management Company, LLP          Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

                              --------------------

* The Fund commenced operations on January 2, 1997. Index comparison began December 31, 1996.

**    Morgan Stanley Capital International Europe, Australia, Far East (MSCI
      EAFE) Index (net of tax on dividends from foreign holdings) is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

 36  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2006             $     1,137.30      $     1,019.46
Expenses Paid During
Period*                       $         6.14      $         5.80

* Expenses are equal to the Fund's annualized expense ratio of 1.14% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                               Non-U.S. Fund  37

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 91.5%
Australia - 2.7%
AGL Energy, Ltd. (AE)(N)                                3,882              50
Alinta, Ltd. (N)                                        1,301              12
Amcor, Ltd.                                           114,552             656
AMP, Ltd.                                              12,222              97
Ansell, Ltd.                                            4,319              38
Aristocrat Leisure, Ltd. (N)                           29,547             371
Australia & New Zealand Banking Group, Ltd.            16,945             377
Australian Wealth Management, Ltd.                      6,927              14
AXA Asia Pacific Holdings, Ltd.                        13,300              77
BHP Billiton, Ltd. (N)                                 25,251             504
BlueScope Steel, Ltd. (N)                              12,941              88
Brambles, Ltd. (AE)                                    36,934             374
Caltex Australia, Ltd.                                  2,881              52
Centro Properties Group (N)                             7,593              55
Coca-Cola Amatil, Ltd.                                 63,309             388
Coles Group, Ltd.                                      17,205             190
Commonwealth Bank of Australia (N)                      9,434             368
CSL, Ltd.                                               1,084              56
CSR, Ltd.                                              15,040              45
David Jones, Ltd. (N)                                  15,500              51
DB RREEF Trust (N)                                     11,747              16
Downer EDI, Ltd.                                        6,242              34
Foster's Group, Ltd.                                   18,830             103
Goodman Fielder, Ltd. New                              15,862              28
GPT Group                                              13,500              60
Harvey Norman Holdings, Ltd.                           11,443              34
Insurance Australia Group, Ltd. (N)                    82,972             416
Investa Property Group (N)                              6,524              13
Leighton Holdings, Ltd.                                 2,984              48
Lend Lease Corp., Ltd.                                  2,300              33
Macquarie Bank, Ltd. (N)                                  563              35
Macquarie Goodman Group (N)                            12,431              75
Macquarie Infrastructure Group                         11,174              30
Minara Resources, Ltd. (N)                              2,735              13
Mirvac Group (N)                                        6,629              29
National Australia Bank, Ltd.                          37,223           1,187
Newcrest Mining, Ltd.                                   1,987              41
OneSteel, Ltd.                                         24,106              89
Oxiana, Ltd.                                            5,088              13
Pacific Brands, Ltd.                                   40,307              83
Qantas Airways, Ltd.                                   25,912             107
QBE Insurance Group, Ltd.                              48,748           1,110
Rinker Group, Ltd.                                      4,842              69
Rio Tinto, Ltd. (N)                                       906              53
Sims Group, Ltd. (N)                                    5,163              82
Smorgon Steel Group, Ltd.                              14,342              21
Sons of Gwalia, Ltd. (AE)(N)(B)                         8,400              --
Stockland (N)                                           8,200              54
Suncorp-Metway, Ltd. (N)                                7,620             122
TABCORP Holdings, Ltd.                                 49,545             659
Telstra Corp., Ltd. (N)                               153,900             503
Telstra Corp., Ltd. (AE)                                6,606              14

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Toll Holdings, Ltd. (N)                                26,106             376
Westfield Group                                        10,543             175
Westpac Banking Corp. (N)                              14,100             270
Woodside Petroleum, Ltd.                                  166               5
Woolworths, Ltd.                                        8,100             153
Zinifex, Ltd.                                           8,158             121
                                                                 ------------
                                                                       10,137
                                                                 ------------

Austria - 0.6%
Erste Bank der Oesterreichischen Sparkassen AG         28,154           2,159
                                                                 ------------

Belgium - 0.8%
Belgacom SA (N)                                        13,548             597
Delhaize Group                                          3,325             277
Dexia                                                   2,543              70
Fortis                                                 24,558           1,047
KBC Groep NV (N)                                        5,134             630
UCB SA                                                  5,192             356
                                                                 ------------
                                                                        2,977
                                                                 ------------

Bermuda - 0.7%
CNPC Hong Kong, Ltd.                                   90,000              50
Cofco International, Ltd.                              38,000              38
Esprit Holdings, Ltd.                                  64,500             720
Great Eagle Holdings, Ltd.                             13,000              38
Guoco Group, Ltd.                                       3,000              37
Jardine Matheson Holdings, Ltd.                         2,000              43
Li & Fung, Ltd.                                       354,000           1,101
Orient Overseas International, Ltd.                     9,800              62
People's Food Holdings, Ltd.                           21,000              17
Vostok Nafta Investment, Ltd. (AE)                      4,575             318
                                                                 ------------
                                                                        2,424
                                                                 ------------

Brazil - 0.3%
Cia Vale do Rio Doce - ADR                             25,900             770
Petroleo Brasileiro SA - ADR                            4,320             445
                                                                 ------------
                                                                        1,215
                                                                 ------------

Canada - 1.5%
Cameco Corp.                                           10,000             404
Canadian National Railway Co.                          19,120             823
Potash Corp. of Saskatchewan                            4,600             660
Research In Motion, Ltd. (AE)                          17,100           2,185

 38  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Rogers Communications, Inc. Class B (N)                30,600             911
SNC-Lavalin Group, Inc.                                25,300             683
                                                                 ------------
                                                                        5,666
                                                                 ------------

Cayman Islands - 0.2%
Baidu.com - ADR New (AE)(N)                             2,200             248
Foxconn International Holdings, Ltd. (AE)               8,000              26
Hutchison Telecommunications International, Ltd.
   (AE)                                               204,000             514
                                                                 ------------
                                                                          788
                                                                 ------------

Denmark - 0.3%
Carlsberg A/S Class B                                   2,050             203
FLSmidth & Co. A/S                                      4,700             299
Genmab A/S (AE)                                         2,150             145
Novo-Nordisk A/S Series B                               2,650             221
Vestas Wind Systems A/S (AE)                            8,200             346
                                                                 ------------
                                                                        1,214
                                                                 ------------

Finland - 0.9%
Cargotec Corp. Class B (N)                              1,660              92
M-real OYJ Class B                                     37,270             236
Nokia OYJ                                              48,203             985
Nokia OYJ - ADR                                        43,538             885
Oriola-KD OYJ (AE)(N)                                   3,400              14
Orion OYJ Class B (AE)(N)                              10,261             223
Outokumpu OYJ                                           1,184              46
Rautaruukki OYJ                                         9,609             382
UPM-Kymmene OYJ                                        18,899             477
                                                                 ------------
                                                                        3,340
                                                                 ------------

France - 13.1%
Air France-KLM                                         10,378             437
Air Liquide SA (N)                                     15,617           3,709
Alstom RGPT (AE)(N)                                     8,084           1,096
AXA SA (N)                                             74,908           3,033
BNP Paribas (N)                                        15,674           1,710
Capital Gemini SA                                       3,423             215
Carrefour SA (N)                                       13,840             839
Casino Guichard Perrachon SA                            2,400             223
Christian Dior SA                                       2,375             253
Cie Generale d'Optique Essilor International SA
   (N)                                                  3,174             341
CNP Assurances                                          1,367             153
Credit Agricole SA                                     88,313           3,714
Eiffage SA (N)                                          3,308             315
France Telecom SA (N)                                  43,560           1,205
Gaz de France SA New (N)                               20,489             943
Iliad SA (N)                                            6,406             556
L'Oreal SA                                              5,511             552
Lafarge SA (N)                                            452              67

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lagardere SCA (N)                                       6,520             525
Legrand SA New                                         32,229             944
LVMH Moet Hennessy Louis Vuitton SA                    25,372           2,678
Natixis                                                 8,970             252
Nexans SA                                               2,825             362
NicOx SA (AE)                                           5,996             181
Pernod-Ricard SA (N)                                    8,412           1,932
Peugeot SA (N)                                          6,050             401
Rhodia SA (AE)                                         29,238             102
Safran SA                                                 111               3
Sanofi-Aventis (N)                                     41,240           3,808
Schneider Electric SA (N)                              27,270           3,027
Societe BIC SA                                          1,645             114
Societe Generale (N)                                    5,302             900
Sodexho Alliance SA (N)                                 4,748             298
Suez SA (AE)(N)                                         6,233             323
Suez SA (AE)                                            1,228              --
Thomson (AE)(N)                                        30,740             601
Total SA - ADR                                         10,632             765
Total SA (N)                                           59,832           4,316
Unibail (N)                                             5,130           1,253
Valeo SA (N)                                           14,196             591
Vallourec SA                                            7,649           2,224
Veolia Environnement (N)                               27,020           2,083
Vivendi Universal SA                                   35,439           1,385
                                                                 ------------
                                                                       48,429
                                                                 ------------

Germany - 6.4%
Allianz SE                                              8,260           1,687
BASF AG                                                 1,196             117
Bayer AG                                               40,016           2,148
Bayerische Motoren Werke AG                            13,790             792
Continental AG                                          4,824             561
DaimlerChrysler AG                                      6,542             404
Deutsche Bank AG                                        3,814             510
Deutsche Boerse AG                                      8,984           1,653
Deutsche Post AG                                       40,210           1,212
Deutsche Telekom AG                                    59,659           1,090
E.ON AG                                                31,354           4,256
GEA Group AG                                            3,226              73
Hannover Rueckversicherung AG                          15,980             740
Hochtief AG                                             5,114             373
Infineon Technologies AG (AE)                          59,279             836
KarstadtQuelle AG (AE)(N)                               7,903             229
Lanxess AG (AE)                                         7,131             400
MAN AG                                                  1,688             152
Medion AG (N)                                           5,900              63

                                                               Non-U.S. Fund  39

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Metro AG                                               10,830             691
MTU Aero Engines Holding AG                             3,277             153
Praktiker Bau- und Heimwerkermaerkte AG New             2,090              75
RWE AG                                                  2,804             309
Salzgitter AG                                          12,044           1,575
Siemens AG                                             14,989           1,487
Suedzucker AG (N)                                      10,135             245
Symrise AG New (AE)                                    12,275             316
ThyssenKrupp AG                                           897              42
Volkswagen AG (N)                                       4,987             565
Wacker Chemie AG New (AE)                               5,128             667
Wincor Nixdorf AG                                       1,900             296
                                                                 ------------
                                                                       23,717
                                                                 ------------

Greece - 0.2%
Public Power Corp.                                     30,930             784
                                                                 ------------

Hong Kong - 1.1%
Bank of East Asia, Ltd.                                20,800             118
BOC Hong Kong Holdings, Ltd. (N)                      206,000             559
Cheung Kong Holdings, Ltd.                              4,000              49
China Netcom Group Corp. Hong Kong, Ltd.               14,500              39
China Resources Power Holdings Co.                     22,000              34
Citic Pacific, Ltd. (N)                                72,800             251
CNOOC, Ltd.                                           745,000             708
Guangdong Investment, Ltd.                             66,000              30
Guangzhou Investment Co., Ltd.                        274,000              77
Hang Lung Group, Ltd.                                  27,000              82
Henderson Land Development Co., Ltd.                   13,000              73
Hong Kong Exchanges and Clearing, Ltd.                  6,500              71
HongKong Electric Holdings                             24,500             120
Hopewell Holdings                                      12,000              42
Hutchison Whampoa, Ltd.                                60,700             617
Link REIT (The) New (o)                                 9,000              19
New World Development, Ltd.                            25,000              50
Shenzhen Investment, Ltd.                              56,000              23
Shun Tak Holdings, Ltd. (N)                           648,000             991
Sun Hung Kai Properties, Ltd.                           2,000              23
Swire Pacific, Ltd.                                     7,500              81
Wheelock & Co., Ltd.                                   16,000              30
                                                                 ------------
                                                                        4,087
                                                                 ------------

Indonesia - 0.2%
Bank Central Asia Tbk PT                            1,081,000             625
Telekomunikasi Indonesia Tbk PT - ADR                   1,750              80
                                                                 ------------
                                                                          705
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

Ireland - 0.6%
Bank of Ireland                                         2,600              60
Bank of Ireland PLC                                    13,628             315
Elan Corp. PLC - ADR (AE)(N)                           48,100             709
Ryanair Holdings PLC - ADR (AE)(N)                     13,605           1,109
                                                                 ------------
                                                                        2,193
                                                                 ------------

Israel - 0.1%
Teva Pharmaceutical Industries, Ltd. - ADR             17,270             537
                                                                 ------------

Italy - 3.1%
Assicurazioni Generali SpA                             26,097           1,146
Banca Intesa SpA                                      127,612             985
Benetton Group SpA                                      5,900             113
Capitalia SpA                                          37,730             357
Enel SpA (N)                                           37,950             391
ENI SpA                                                56,628           1,905
ERG SpA (N)                                             8,129             187
Esprinet SpA                                            5,834             110
Fondiaria-Sai SpA (N)                                   9,454             452
Italcementi SpA (N)                                    15,628             441
Mediaset SpA                                           76,070             903
Milano Assicurazioni SpA (N)                           51,100             417
Parmalat Finanziaria SpA (N)(B)                        12,500              --
SanPaolo IMI SpA                                        7,413             172
Saras SpA New (AE)(N)                                  90,570             484
Telecom Italia SpA                                     39,617             101
Toro Assicurazioni SpA                                  3,125              87
UniCredito Italiano SpA (N)                           301,650           2,644
Unipol SpA (N)                                        162,080             584
                                                                 ------------
                                                                       11,479
                                                                 ------------

Japan - 19.5%
77 Bank, Ltd. (The) (N)                                69,300             440
Aderans Co., Ltd.                                         900              22
Aeon Co., Ltd.                                         44,400             961
Aeon Credit Service Co., Ltd.                          32,700             620
Aiful Corp. (N)                                        11,394             321
Alfresa Holdings Corp. (N)                                400              24
Amada Co., Ltd.                                        10,000             106
Asahi Breweries, Ltd. (N)                              11,400             182
Asahi Glass Co., Ltd. (N)                             111,000           1,334
Asahi Kasei Corp. (N)                                  26,000             170

 40  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Astellas Pharma, Inc.                                  15,900             723
Bank of Nagoya, Ltd. (The)                              7,000              43
Bank of Yokohama, Ltd. (The)                            5,000              39
Bridgestone Corp. (N)                                  55,300           1,234
Brother Industries, Ltd. (N)                           10,000             135
Calsonic Kansei Corp.                                  14,000              82
Canon Marketing Japan, Inc. (N)                         2,800              64
Canon, Inc. (N)                                        55,503           3,125
Chiba Bank, Ltd. (The)                                  8,000              68
Dai Nippon Printing Co., Ltd. (N)                       7,000             108
Daiichi Sankyo Co., Ltd.                               17,300             541
Daiwa House Industry Co., Ltd.                          4,000              70
Daiwa Securities Group, Inc.                           23,000             258
Denki Kagaku Kogyo Kabushiki Kaisha                    14,000              58
Denso Corp.                                             3,800             151
Dentsu, Inc. (N)                                          343           1,006
East Japan Railway Co.                                     23             154
Eisai Co., Ltd. (N)                                    21,200           1,165
Elpida Memory, Inc. (AE)(N)                            19,900           1,094
Fanuc, Ltd.                                            12,400           1,221
Fuji Electric Holdings Co., Ltd.                        8,000              43
Fuji Fire & Marine Insurance Co., Ltd. (The)           15,000              56
Fuji Heavy Industries, Ltd. (N)                        21,000             108
FUJIFILM Holdings Corp. (N)                            23,200             953
Fujikura, Ltd.                                          4,000              35
Fujitsu, Ltd. (N)                                      33,000             259
Funai Electric Co., Ltd. (N)                            5,700             461
Hino Motors, Ltd. (N)                                 133,900             689
Hitachi, Ltd.                                           1,000               6
Honda Motor Co., Ltd. (N)                              11,700             462
Hyakugo Bank, Ltd. (The)                                2,000              13
Hyakujushi Bank, Ltd. (The)                             3,000              18
Inpex Holdings, Inc.                                        2              16
Itochu Corp.                                           29,000             238
Izumi Co., Ltd. (N)                                     2,200              78
Japan Tobacco, Inc.                                       354           1,710
JFE Holdings, Inc. (N)                                 27,500           1,417
JGC Corp.                                               3,000              52
JS Group Corp.                                         28,400             598
Kagoshima Bank, Ltd. (The)                              3,000              22
Kansai Electric Power Co., Inc. (The)                  11,100             299
Kao Corp.                                             108,100           2,916
Kawasaki Kisen Kaisha, Ltd. (N)                        18,000             141
KDDI Corp.                                                  5              34
Keio Corp.                                              9,000              58
Keiyo Bank, Ltd. (The)                                  5,000              28
Kobe Steel, Ltd.                                       41,000             141
Komatsu, Ltd.                                          25,400             515
Komori Corp.                                            3,000              56
Konica Minolta Holdings, Inc. (N)                       2,500              35
Kubota Corp.                                           22,000             204
Kuraray Co., Ltd.                                      31,200             368

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kyocera Corp.                                           2,500             236
Lawson, Inc.                                           12,500             447
Leopalace21 Corp.                                         700              22
Lintec Corp.                                              500              10
Mabuchi Motor Co., Ltd. (N)                             3,500             208
Makita Corp.                                            4,600             141
Matsumotokiyoshi Co., Ltd. (N)                         16,800             373
Matsushita Electric Industrial Co., Ltd.               17,000             339
Matsushita Electric Works, Ltd.                        14,000             162
Mazda Motor Corp.                                      31,000             212
Meiji Dairies Corp.                                     5,000              39
Millea Holdings, Inc.                                   6,100             215
Mitsubishi Chemical Holdings Corp.                     27,500             173
Mitsubishi Corp.                                       45,800             862
Mitsubishi Electric Corp.                              28,000             256
Mitsubishi Estate Co., Ltd.                            10,000             259
Mitsubishi Heavy Industries, Ltd.                      12,000              55
Mitsubishi UFJ Financial Group, Inc.                      188           2,322
Mitsui & Co., Ltd.                                     13,000             194
Mitsui Chemicals, Inc.                                  4,000              31
Mitsui Engineering & Shipbuilding Co., Ltd. (N)        11,000              36
Mitsui Fudosan Co., Ltd.                                8,000             195
Mitsui OSK Lines, Ltd.                                 16,000             158
Mitsui Sumitomo Insurance Co., Ltd.                     7,000              77
Mitsui Trust Holdings, Inc.                            38,900             447
Mizuho Financial Group, Inc.                               65             464
Mochida Pharmaceutical Co., Ltd.                        2,000              17
Mori Seiki Co., Ltd. (N)                                3,300              74
Nabtesco Corp.                                          2,000              25
Nichirei Corp.                                         35,000             196
Nihon Unisys, Ltd.                                      3,000              49
Nikon Corp. (N)                                         3,000              66
Nintendo Co., Ltd. (N)                                 10,900           2,830
Nippon Express Co., Ltd. (N)                          234,400           1,282
Nippon Oil Corp.                                       17,000             114
Nippon Paint Co., Ltd.                                  6,000              31
Nippon Paper Group, Inc.                                  143             540
Nippon Steel Corp. (N)                                 66,000             379
Nippon Telegraph & Telephone Corp.                         82             404
Nippon Yusen KK                                        32,000             234
Nissan Motor Co., Ltd. (N)                             87,600           1,055
Nisshin Seifun Group, Inc.                              8,000              83
Nitto Denko Corp.                                      10,200             511
NOK Corp. (N)                                           6,500             128
Nomura Holdings, Inc. (N)                             137,800           2,600
Nomura Research Institute, Ltd.                           400              58

                                                               Non-U.S. Fund  41

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
NTN Corp. (N)                                           7,000              63
NTT Data Corp.                                              8              40
NTT DoCoMo, Inc. (N)                                       88             139
Okasan Holdings, Inc.                                   1,000               6
Omron Corp.                                            33,000             937
ORIX Corp. (N)                                          3,210             929
Pacific Metals Co., Ltd.                                3,000              29
Rakuten, Inc. (N)                                       1,887             880
Resona Holdings, Inc. (N)                                  52             142
Ricoh Co., Ltd.                                       131,000           2,675
Rinnai Corp. (N)                                        3,800             114
Rohm Co., Ltd. (N)                                     13,100           1,304
Sankyo Co., Ltd. (N)                                    2,100             116
Sapporo Hokuyo Holdings, Inc.                              13             126
Secom Co., Ltd.                                           200              10
Seino Holdings Corp.                                    5,000              47
Sekisui Chemical Co., Ltd.                             76,300             608
Sekisui House, Ltd. (N)                                58,900             858
Seven & I Holdings Co., Ltd.                              800              25
SFCG Co., Ltd.                                          1,475             229
Sharp Corp. (N)                                        26,000             448
Shiga Bank, Ltd. (The)                                  3,000              19
Shimano, Inc. (N)                                       1,400              41
Shin-Etsu Chemical Co., Ltd.                            2,600             174
Shinsei Bank, Ltd.                                    303,500           1,785
Showa Shell Sekiyu KK                                     800               9
Sohgo Security Services Co., Ltd.                       5,000             101
Sompo Japan Insurance, Inc.                            13,000             159
Sony Corp. (N)                                          5,300             227
Sumitomo Chemical Co., Ltd.                            19,000             147
Sumitomo Corp.                                          3,500              52
Sumitomo Heavy Industries, Ltd.                         6,000              63
Sumitomo Metal Industries, Ltd.                        49,000             213
Sumitomo Mitsui Financial Group, Inc. (N)                 206           2,112
Sumitomo Realty & Development Co., Ltd. (N)            35,000           1,123
Sumitomo Trust & Banking Co., Ltd. (The)               23,000             241
Suzuken Co., Ltd.                                       1,800              68
Suzuki Motor Corp.                                     35,000             988
Taiyo Nippon Sanso Corp.                                4,000              36
Takeda Pharmaceutical Co., Ltd.                         7,600             522
Takefuji Corp. (N)                                     16,780             664
TDK Corp. (N)                                           6,600             525
Tobu Railway Co., Ltd.                                 17,000              82
Tokai Rubber Industries, Inc.                           2,600              44
Tokyo Electric Power Co., Inc. (The)                   14,400             466
Tokyo Electron, Ltd. (N)                                1,100              87
Tokyo Gas Co., Ltd.                                   139,000             739
Tokyo Style Co., Ltd.                                   1,000              11
Tokyu Corp. (N)                                        19,000             122
Tokyu Land Corp.                                        1,000               9
Toppan Printing Co., Ltd.                               1,000              11

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Toshiba Corp.                                          23,000             150
Toyo Seikan Kaisha, Ltd.                                1,000              17
Toyobo Co., Ltd. (N)                                   32,000              97
Toyoda Gosei Co., Ltd.                                 10,000             231
Toyota Motor Corp.                                     70,900           4,742
West Japan Railway Co.                                     21              90
Yamaha Corp.                                            1,800              38
Yamato Kogyo Co., Ltd.                                    600              15
                                                                 ------------
                                                                       72,102
                                                                 ------------

Mexico - 0.8%
America Movil SA de CV
   Series L                                            32,700           1,479
Coca-Cola Femsa SA de CV - ADR                         10,790             410
Fomento Economico Mexicano SA de CV - ADR (N)           6,600             764
Telefonos de Mexico SA de CV
   Series L                                            11,330             320
                                                                 ------------
                                                                        2,973
                                                                 ------------

Netherlands - 2.6%
ABN AMRO Holding NV                                    27,453             882
Aegon NV                                               33,874             646
ASML Holding NV (AE)                                   40,570           1,009
CSM                                                     2,991             115
Euronext NV                                               900             106
Hagemeyer NV (AE)                                      50,903             258
Heineken Holding NV                                     2,816             114
Hunter Douglas NV                                       1,774             143
ING Groep NV                                           20,571             912
Koninklijke Ahold NV (AE)                              26,305             280
Koninklijke Philips Electronics NV                     69,394           2,616
Mittal Steel Co. NV                                     2,208              93
Rodamco Europe NV                                         989             132
Royal KPN NV                                           17,750             252
Royal Numico NV                                        20,380           1,096
TNT NV                                                  7,780             335
Unilever NV                                            16,645             455
Univar NV                                               1,082              61
                                                                 ------------
                                                                        9,505
                                                                 ------------

Norway - 0.1%
Telenor ASA                                            26,500             498
                                                                 ------------

Russia - 0.2%
OAO Gazprom - ADR                                      15,750             725
                                                                 ------------

 42  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Singapore - 1.1%
CapitaLand, Ltd. (N)                                   12,000              49
DBS Group Holdings, Ltd.                               72,710           1,071
Fraser and Neave, Ltd.                                 31,000              91
Jardine Cycle & Carriage, Ltd.                          8,000              77
Keppel Corp., Ltd.                                      3,000              34
NatSteel, Ltd.                                         10,000              10
Pacific Century Regional Developments, Ltd. (AE)      102,000              23
SembCorp Industries, Ltd.                              15,880              40
Singapore Airlines, Ltd.                                8,000              91
Singapore Petroleum Co., Ltd.                          12,000              34
Singapore Telecommunications, Ltd.                    639,000           1,367
United Overseas Bank, Ltd.                             77,200             977
United Overseas Land, Ltd.                             21,000              59
Want Want Holdings, Ltd.                                7,000              11
Wing Tai Holdings, Ltd.                                12,000              18
                                                                 ------------
                                                                        3,952
                                                                 ------------

South Africa - 0.1%
Nedbank Group, Ltd.                                    25,400             484
                                                                 ------------

South Korea - 1.3%
Korea Electric Power Corp. - ADR                       17,460             397
KT Corp. - ADR (N)                                     12,820             325
Samsung Electronics Co., Ltd.                           5,330           3,513
SK Telecom Co., Ltd. - ADR (N)                         14,760             391
                                                                 ------------
                                                                        4,626
                                                                 ------------

Spain - 1.7%
Abengoa SA                                              8,044             295
Banco Bilbao Vizcaya Argentaria SA (N)                 65,669           1,581
Banco Santander Central Hispano SA                     68,685           1,282
Corporacion Mapfre SA (N)                             105,165             475
Endesa SA (N)                                           4,796             227
Gestevision Telecinco SA (N)                           17,914             510
Iberia Lineas Aereas de Espana                         61,406             224
Obrascon Huarte Lain SA                                   700              22
Repsol YPF SA (N)                                      18,165             628
Repsol YPF SA - ADR (N)                                 6,779             234
Telefonica SA                                          31,817             677
Union Fenosa SA (N)                                     3,837             190
                                                                 ------------
                                                                        6,345
                                                                 ------------
Sweden - 1.3%
D Carnegie & Co. AB                                     3,800              82
Electrolux AB                                           4,100              82
JM AB                                                   9,800             238
Kungsleden AB                                           5,300              81
Lindex AB (N)                                          15,000             192
Scania AB Class B (AE)                                    600              42

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Skandinaviska Enskilda Banken AB Class A                7,000             223
SKF AB Class B                                         18,400             340
Ssab Svenskt Staal AB Series A                         17,100             406
Ssab Svenskt Staal AB Series B                          3,400              77
Svenska Cellulosa AB
   Series B                                             9,180             479
Svenska Handelsbanken AB
   Series A                                             6,700             203
Swedish Match AB                                       56,600           1,058
Telefonaktiebolaget LM Ericsson
   Series B                                           245,180             990
TeliaSonera AB                                         29,500             242
Volvo AB Class B                                        2,200             152
                                                                 ------------
                                                                        4,887
                                                                 ------------

Switzerland - 9.2%
ABB, Ltd.                                              71,335           1,279
Actelion, Ltd. (AE)                                     3,228             710
Ciba Specialty Chemicals AG                            16,598           1,104
Clariant AG                                            27,150             407
Credit Suisse Group                                    21,564           1,509
Geberit AG                                                186             287
Georg Fischer AG                                          202             131
Givaudan SA                                               460             426
Julius Baer Holding AG                                 15,557           1,713
Kudelski SA                                             2,852             107
Logitech International SA (AE)                         70,322           2,029
Nestle SA                                              18,962           6,738
Nobel Biocare Holding AG                                3,300             976
Novartis AG                                            27,090           1,562
Phonak Holding AG                                       2,182             174
Roche Holding AG                                       27,449           4,922
Sulzer AG                                                 218             248
Swatch Group AG                                        17,531             784
Swiss Reinsurance                                      34,350           2,920
Swisscom AG                                             1,235             467
Syngenta AG (AE)                                        1,962             365
UBS AG                                                 84,212           5,118
Zurich Financial Services AG                              611             164
                                                                 ------------
                                                                       34,140
                                                                 ------------

Taiwan - 0.5%
HON HAI Precision Industry Co., Ltd.                  184,400           1,316
United Microelectronics Corp. - ADR (N)               142,914             499
                                                                 ------------
                                                                        1,815
                                                                 ------------

                                                               Non-U.S. Fund  43

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Thailand - 0.2%
Bangkok Bank PCL                                      168,900             548
                                                                 ------------
United Kingdom - 19.9%
3i Group PLC                                              969              19
Admiral Group PLC                                      11,019             237
Alliance Boots PLC                                    107,429           1,762
Amvescap PLC                                            3,339              39
Anglo American PLC                                     16,576             808
ARM Holdings PLC                                      306,655             755
AstraZeneca PLC                                         5,142             276
Aviva PLC                                              41,264             664
Barclays PLC                                           22,493             321
Berkeley Group Holdings PLC (AE)                        4,051             136
BG Group PLC                                           66,944             908
BHP Billiton PLC                                       96,219           1,761
BP PLC                                                250,320           2,781
Bradford & Bingley PLC                                    224               2
British Airways PLC (AE)                               37,286             385
British American Tobacco PLC                            8,538             239
British Energy Group PLC (AE)                          24,924             265
British Land Co. PLC                                   26,501             889
Brixton PLC                                               936              11
BT Group PLC                                          120,732             713
Cadbury Schweppes PLC                                  67,658             724
Carnival PLC                                            6,235             316
Carphone Warehouse Group PLC (N)                      171,271           1,053
Centrica PLC                                          114,806             797
Charter PLC (AE)                                       17,929             318
Compass Group PLC                                       6,023              34
Corus Group PLC                                         1,075              11
Davis Service Group PLC                                 9,300              92
De La Rue PLC                                          11,562             146
Debenhams PLC New                                     328,005           1,219
Diageo PLC                                            111,269           2,184
easyJet PLC (AE)                                        1,402              17
EMI Group PLC                                         229,968           1,193
Firstgroup PLC                                         36,041             406
Friends Provident PLC                                  96,700             411
Galiform PLC                                            4,040              11
Gallaher Group PLC                                      2,152              48
GlaxoSmithKline PLC                                   185,415           4,879
Great Portland Estates PLC                                902              12
Hammerson PLC                                             342              11
HBOS PLC                                               72,302           1,603
HMV Group PLC                                          24,917              70
Home Retail Group                                      49,427             397
HSBC Holdings PLC                                     132,756           2,420
HSBC Holdings PLC (N)                                   2,400              44
Inchcape PLC                                           39,272             389
Invensys PLC (AE)                                      19,963             108
Investec PLC                                              167               2
ITV PLC                                                 3,341               7
J Sainsbury PLC                                        54,290             435

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Kazakhmys PLC New                                         460              10
Kesa Electricals PLC                                  216,122           1,436
Ladbrokes PLC                                         155,206           1,271
Land Securities Group PLC                               4,351             198
Legal & General Group PLC                             128,157             395
Liberty International PLC                                  78               2
Lloyds TSB Group PLC                                   73,979             828
Man Group PLC                                         128,952           1,320
Next PLC                                               40,789           1,438
Old Mutual PLC                                        118,560             404
Pearson PLC                                            31,491             476
Premier Farnell PLC                                    17,297              67
Reckitt Benckiser PLC                                  97,826           4,471
Reed Elsevier PLC                                      77,100             846
Rentokil Initial PLC                                  295,490             959
Resolution PLC                                            815              10
RHM PLC New                                               263               2
Rio Tinto PLC                                          11,583             616
Rolls-Royce Group PLC                                  17,353             152
Royal & Sun Alliance Insurance Group PLC              144,112             430
Royal Bank of Scotland Group PLC                       53,311           2,080
Royal Dutch Shell PLC Royal Dutch Shell PLC
   Class A                                                113           3,957
Royal Dutch Shell PLC Class B                          17,174             602
SABMiller PLC                                          41,251             949
Scottish & Southern Energy PLC                          4,184             127
Scottish Power PLC                                      6,492              95
Smiths Group PLC                                      103,232           2,004
Standard Chartered PLC                                  8,724             255
Standard Life PLC New (AE)                              6,347              37
Tesco PLC                                             676,636           5,359
Trinity Mirror PLC                                     93,690             861
Unilever PLC                                           63,036           1,762
Vodafone Group PLC                                    878,782           2,435
William Hill PLC                                      186,757           2,311
Wilson Bowden PLC                                          46               2
WPP Group PLC                                         140,501           1,900
Xstrata PLC                                            22,388           1,118
                                                                 ------------
                                                                       73,513
                                                                 ------------

United States - 0.2%
Synthes, Inc.                                           4,846             578
                                                                 ------------

TOTAL COMMON STOCKS
(cost $275,656)                                                       338,542
                                                                 ------------

 44  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
PREFERRED STOCKS - 0.2%
Germany - 0.2%
Volkswagen AG                                           7,199             537
                                                                 ------------

Italy - 0.0%
Unipol SpA                                             43,298             140
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $654)                                                               677
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
Belgium - 0.1%
Bel 20 Index Futures
   Jan 2007 4,306.38 (EUR)
   Call (31)                                            1,762             241
                                                                 ------------

Hong Kong - 0.0%
Hang Seng Index Futures
   Jan 2007 19,406.28 (HKD)
   Call (19)                                            2,370             137
                                                                 ------------

Switzerland - 0.0%
Swiss Market Index Futures
   Mar 2007 8,667.21 (CHF)
   Put (10)                                               711              41
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $306)                                                               419
                                                                 ------------


                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 7.5%
United States - 7.5%
Russell Investment Company
   Money Market Fund                               25,707,000          25,707
United States Treasury Bills (z)(sec.)
   4.928% due 03/15/07                                    700             692
   4.973% due 03/15/07                                  1,500           1,480
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $27,885)                                                         27,879
                                                                 ------------

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------

OTHER SECURITIES - 17.0%
State Street Securities Lending Quality Trust
   (X)                                             62,768,818          62,769
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $62,769)                                                         62,769
                                                                 ------------

TOTAL INVESTMENTS - 116.3%
(identified cost $367,270)                                            430,286

OTHER ASSETS AND LIABILITIES,
NET - (16.3%)                                                         (60,402)
                                                                 ------------

NET ASSETS - 100.0%                                                   369,884
                                                                 ============

               A portion of the portfolio has been fair valued as of period end.

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  45

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
AEX Index (Netherlands)
   expiration date 01/07 (52)                               6,811                146
CAC-40 Index (France)
   expiration date 01/07 (38)                               2,782                  7
DAX Index (Germany)
   expiration date 03/07 (24)                               5,263                 41
EUR STOXX 50 Index (EMU) expiration date 03/07
   (90)                                                     4,933                  4
FTSE-100 Index (UK)
   expiration date 03/07 (40)                               4,866                (37)
IBEX Plus Indes (Spain)
   expiration date 01/07 (1)                                  186                 (1)
TOPIX Index (Japan)
   expiration date 03/07 (98)                              13,838                449

Short Positions
CAC-40 Index (France)
   expiration date 01/07 (12)                                 879                (16)
FTSE-100 Index (UK)
   expiration date 03/07 (49)                               5,961                (26)
MIB-30 (Italy)
   expiration date 03/07 (12)                               3,304                (42)
OMX S30 Index (Sweden)
   expiration date 01/07 (162)                              2,731                (33)
SPI 200 Index (Australia)
   expiration date 03/07 (38)                               4,228                (41)
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts (a)                                                    451
                                                                     ===============

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Belgium
Bel 20 Index Futures
   Jan 2007 4,306.38 (EUR) Put (31)                         1,762               (205)

Hong Kong
Hang Seng Index Futures
   Jan 2007 19,406.28 (HKD) Put (19)                        2,370                (61)

Switzerland
Swiss Market Index Futures
   Mar 2007 8,667.21 (CHF) Call (10)                          711                (51)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $306)                                                     (317)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 46  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD             146   AUD              187    03/21/07                  1
USD             466   AUD              597    03/21/07                  4
USD             579   AUD              742    03/21/07                  6
USD             883   AUD            1,131    03/21/07                  8
USD           2,139   AUD            2,742    03/21/07                 20
USD              67   CHF               81    03/21/07                 --
USD             282   CHF              340    03/21/07                 (1)
USD           1,200   CHF            1,446    03/21/07                 (5)
USD           2,921   CHF            3,519    03/21/07                (12)
USD           5,670   CHF            6,824    03/21/07                (28)
USD           6,395   CHF            7,702    03/21/07                (27)
USD              46   DKK              263    03/21/07                 --
USD              79   DKK              444    03/21/07                 --
USD             135   EUR              103    01/02/07                 --
USD               3   EUR                2    01/04/07                 --
USD             267   EUR              200    03/20/07                 (2)
USD             402   EUR              300    03/20/07                 (4)
USD             659   EUR              500    03/20/07                  3
USD             664   EUR              500    03/20/07                 (1)
USD             668   EUR              500    03/20/07                 (6)
USD           1,335   EUR            1,000    03/20/07                (10)
USD           2,736   EUR            2,050    03/20/07                (20)
USD           7,224   EUR            5,500    03/20/07                 63
USD           7,342   EUR            5,500    03/20/07                (55)
USD          10,942   EUR            8,200    03/20/07                (78)
USD           2,182   EUR            1,652    03/21/07                  6
USD           4,018   EUR            3,043    03/21/07                 14
USD           6,040   EUR            4,574    03/21/07                 20
USD             200   GBP              102    01/02/07                 --
USD             392   GBP              200    03/20/07                 --
USD             393   GBP              200    03/20/07                 (1)
USD             491   GBP              250    03/20/07                 (1)
USD             588   GBP              300    03/20/07                 (1)
USD             789   GBP              400    03/20/07                 (5)
USD           1,572   GBP              800    03/20/07                 (5)
USD           3,904   GBP            2,000    03/20/07                 13
USD           5,305   GBP            2,700    03/20/07                (17)
USD           7,268   GBP            3,700    03/20/07                (21)
USD           1,138   GBP              580    03/21/07                 (2)
USD           2,842   GBP            1,449    03/21/07                 (4)
USD           2,849   GBP            1,452    03/21/07                 (5)
USD           3,299   GBP            1,682    03/21/07                 (4)
USD           5,937   GBP            3,026    03/21/07                (10)

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD              13   HKD              103    03/21/07                 --
USD              48   HKD              368    03/21/07                 --
USD              79   HKD              613    03/21/07                 --
USD             105   HKD              816    03/21/07                 --
USD             424   JPY           50,000    03/20/07                  1
USD             432   JPY           50,000    03/20/07                 (8)
USD             641   JPY           75,000    03/20/07                 (4)
USD           1,318   JPY          150,000    03/20/07                (44)
USD           1,759   JPY          200,000    03/20/07                (61)
USD           2,460   JPY          280,000    03/20/07                (82)
USD           4,285   JPY          500,000    03/20/07                (39)
USD           7,381   JPY          840,000    03/20/07               (246)
USD             111   JPY           12,896    03/22/07                 (1)
USD              68   SEK              462    03/21/07                 --
USD           2,665   SEK           18,237    03/21/07                 13
USD           2,835   SEK           19,429    03/21/07                 17
USD           4,619   SEK           31,643    03/21/07                 27
USD           5,170   SEK           35,389    03/21/07                 25
USD              33   SGD               51    03/21/07                 --
USD              35   SGD               54    03/21/07                 --
USD             802   SGD            1,231    03/21/07                  4
USD           1,084   SGD            1,663    03/21/07                  4
USD           1,428   SGD            2,191    03/21/07                  6
USD           4,129   SGD            6,336    03/21/07                 19
AUD              54   USD               42    03/21/07                 --
AUD             328   USD              257    03/21/07                 (1)
AUD             813   USD              635    03/21/07                 (5)
AUD             826   USD              645    03/21/07                 (6)
AUD           1,094   USD              854    03/21/07                 (8)
AUD           4,244   USD            3,315    03/21/07                (28)
CAD               3   USD                3    01/02/07                 --
CHF           2,386   USD            1,980    03/21/07                  8
CHF          11,469   USD            9,523    03/21/07                 40
DKK              41   USD                7    03/21/07                 --
DKK              59   USD               10    03/21/07                 --
DKK             258   USD               46    03/21/07                 --
DKK             799   USD              141    03/21/07                 --
EUR             150   USD              197    01/02/07                 (1)
EUR              13   USD               18    01/02/07                 --
EUR              16   USD               21    01/03/07                 --
EUR             139   USD              183    01/03/07                 (1)
EUR              13   USD               18    01/03/07                 --
EUR             300   USD              398    03/20/07                  1

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  47

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
EUR             500   USD              668    03/20/07                  5
EUR             900   USD            1,202    03/20/07                  9
EUR           7,200   USD            9,611    03/20/07                 72
EUR           8,700   USD           11,520    03/20/07                 (7)
EUR              53   USD               70    03/21/07                 --
EUR             239   USD              315    03/21/07                 (1)
EUR             846   USD            1,117    03/21/07                 (4)
EUR           5,315   USD            7,019    03/21/07                (23)
EUR           5,699   USD            7,528    03/21/07                (22)
GBP              40   USD               78    01/02/07                 --
GBP              21   USD               42    01/02/07                 --
GBP              52   USD              103    01/03/07                 --
GBP               5   USD                9    01/03/07                 --
GBP              41   USD               81    01/04/07                 --
GBP             270   USD              530    03/20/07                  1
GBP             600   USD            1,178    03/20/07                  3
GBP           3,300   USD            6,497    03/20/07                 34
GBP           3,600   USD            7,073    03/20/07                 22
GBP             129   USD              253    03/21/07                 --
GBP             286   USD              562    03/21/07                  2
GBP           1,132   USD            2,220    03/21/07                  4
GBP           4,984   USD            9,777    03/21/07                 16
HKD             218   USD               28    01/02/07                 --
HKD             179   USD               23    01/02/07                 --
HKD             376   USD               49    03/21/07                 --
HKD             776   USD              100    03/21/07                 --
JPY          30,000   USD              263    03/20/07                  9

FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
JPY          45,000   USD              395    03/20/07                 13
JPY         150,000   USD            1,320    03/20/07                 46
JPY         250,000   USD            2,197    03/20/07                 73
JPY         870,000   USD            7,450    03/20/07                 62
JPY           9,458   USD               81    03/22/07                  1
JPY          13,588   USD              117    03/22/07                  1
JPY          58,431   USD              502    03/22/07                  6
JPY          68,279   USD              583    03/22/07                  3
JPY          74,537   USD              640    03/22/07                  7
JPY         114,241   USD              981    03/22/07                 10
JPY         262,233   USD            2,253    03/22/07                 25
JPY         321,403   USD            2,762    03/22/07                 32
JPY         620,586   USD            5,330    03/22/07                 59
SEK           1,388   USD              203    03/21/07                 (1)
SEK           2,585   USD              377    03/21/07                 (2)
SEK           9,725   USD            1,420    03/21/07                 (7)
SEK          16,385   USD            2,391    03/21/07                (14)
SGD              95   USD               62    03/21/07                 --
SGD             120   USD               78    03/21/07                 --
SGD           1,736   USD            1,132    03/21/07                 (5)
SGD           1,887   USD            1,230    03/21/07                 (6)
SGD           2,052   USD            1,338    03/21/07                 (6)
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                (120)
                                                           ==============

INDEX SWAP CONTRACTS
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              UNREALIZED
                                                                                                             APPRECIATION
        FUND RECEIVES                COUNTER        NOTIONAL           FUND PAYS           TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY          AMOUNT          FLOATING RATE             DATE               $
------------------------------   ----------------   ---------   -----------------------   --------------   ----------------
MSCI Belgium Local Net                                          1 Month EUR LIBOR
   Total Return Index            Merrill Lynch      EUR     949    plus 0.15%                06/20/07                    --

MSCI Belgium Local Net                                          1 Month EUR LIBOR
   Total Return Index            Merrill Lynch      EUR     288    plus 0.15%                09/19/07                    --
                                                                                                           ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                                --
                                                                                                           ================

See accompanying notes which are an integral part of the financial statements.

 48  Non-U.S. Fund

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

                                                     % OF           MARKET
INDUSTRY DIVERSIFICATION                             NET            VALUE
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Auto and Transportation                                   6.0          22,338
Consumer Discretionary                                   10.8          39,910
Consumer Staples                                         10.0          37,036
Financial Services                                       21.7          80,232
Health Care                                               6.4          23,547
Integrated Oils                                           4.6          17,025
Materials and Processing                                 10.8          40,211
Miscellaneous                                             1.1           3,884
Other Energy                                              0.5           1,900
Producer Durables                                         6.7          24,846
Technology                                                5.6          20,563
Utilities                                                 7.5          27,727
Options Purchased                                         0.1             419
Short-Term Investments                                    7.5          27,879
Other Securities                                         17.0          62,769
                                                 ------------    ------------
Total Investments                                       116.3         430,286
Other Assets and Liabilities, Net                       (16.3)        (60,402)
                                                 ------------    ------------

Net Assets                                              100.0         369,884
                                                 ============    ============

GEOGRAPHIC DIVERSIFICATION                           % OF           MARKET
(UNAUDITED)                                         ASSETS            $
-----------------------------------------------------------------------------
Africa                                                    0.1             484
Asia                                                      7.0          26,007
Europe                                                   41.5         153,351
Japan                                                    19.5          72,102
Latin America                                             2.0           7,400
Middle East                                               0.1             537
Other Regions                                             9.2          34,123
United Kingdom                                           19.9          73,513
Other Securities                                         17.0          62,769
                                                 ------------    ------------
Total Investments                                       116.3         430,286
Other Assets and Liabilities, Net                       (16.3)        (60,402)
                                                 ------------    ------------

Net Assets                                              100.0         369,884
                                                 ============    ============

  See accompanying notes which are an integral part of the financial statements.

                                                               Non-U.S. Fund  49

RUSSELL INVESTMENT FUNDS
NON-U.S. FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2006 (UNAUDITED)

                                                       % OF
                                                        NET
CATEGORIES                                            ASSETS
-----------------------------------------------------------------
Australia                                                     2.7
Austria                                                       0.6
Belgium                                                       0.8
Bermuda                                                       0.7
Brazil                                                        0.3
Canada                                                        1.5
Cayman Island                                                 0.2
Denmark                                                       0.3
Finland                                                       0.9
France                                                       13.1
Germany                                                       6.4
Greece                                                        0.2
Hong Kong                                                     1.1
Indonesia                                                     0.2
Ireland                                                       0.6
Israel                                                        0.1
Italy                                                         3.1
Japan                                                        19.5
Mexico                                                        0.8
Netherlands                                                   2.6
Norway                                                        0.1
Russia                                                        0.2
Singapore                                                     1.1
South Africa                                                  0.1
South Korea                                                   1.3
Spain                                                         1.7
Sweden                                                        1.3
Switzerland                                                   9.2
Taiwan                                                        0.5
Thailand                                                      0.2
United Kingdom                                               19.9
United States                                                 0.2
Preferred Stocks                                              0.2
Options Purchased                                             0.1
Short-Term Investments                                        7.5
Other Securities                                             17.0
                                                  ---------------
Total Investments                                           116.3
Other Assets and Liabilities Net                            (16.3)
                                                  ---------------

                                                            100.0
                                                  ===============

Futures Contracts                                             0.1
Options Written                                              (0.1)
Foreign Currency Exchange Contracts                           (--)*
Index Swap Contracts                                           --*

* Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

 50  Non-U.S. Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                                                                                     FTSE NAREIT EQUITY REITS
                                                                REAL ESTATE SECURITIES FUND                  INDEX**
                                                                ---------------------------          ------------------------
Inception*                                                                 10000                              10000
1999                                                                        9274                               9153
2000                                                                       11800                              11566
2001                                                                       12725                              13177
2002                                                                       13209                              13681
2003                                                                       18124                              18761
2004                                                                       24445                              24685
2005                                                                       27612                              27687
2006                                                                       37507                              37394

Real Estate Securities Fund
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    35.84%
5 Years                                   24.13%sec.
Inception*                                18.81%sec.

FTSE NAREIT Equity REITs**
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                    35.06%
5 Years                                   23.20%sec.
Inception*                                18.76%sec.

 52  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The Real Estate Securities Fund (the "Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's manager, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund's Board of Trustees (the "Board") without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and long term capital growth.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006?

For the fiscal year ended December 31, 2006, the Real Estate Securities Fund gained 35.84%. This compared to the FTSE NAREIT Equity REITs Index, which gained 35.06% during the same period. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper(R) Real Estate Funds Average returned 34.30%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

During 2006, the money managers positioned the Fund to capitalize on improving real estate market fundamentals. The largest overweight positions were in sectors with strong earnings growth: lodging/resorts, regional malls, apartments, office and industrial. As more fully described below, sector positioning was a positive contributor to the Fund's performance during the fiscal year.

The Fund maintained a primary focus on the larger capitalization and more liquid REITs during the fiscal year. As this segment of the market outperformed the broader REIT market, the Fund benefited from this positioning.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that they believe are mispriced relative to underlying real estate net asset value. AEW's portfolio tends to track relatively closely to the benchmark sector weights. AEW outperformed the benchmark during the fiscal year due to strong stock selection and sector selection. Stock selection was strongest in the regional malls and diversified sectors. This was partially offset by weak stock selection in the specialty sector. Sector selection was also positive as an overweight position in the apartments sector and underweight positions in the specialty, manufactured homes and freestanding retail sectors boosted performance. This was partially offset by an overweight position in the underperforming mixed industrial/office sector and an underweight position in the outperforming health care sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from stock selection and, to a lesser extent, sector selection. Stock selection was strongest in the office, specialty, regional malls and diversified sectors. Positive sector selection was driven by an overweight position in the office sector and an underweight position in the specialty sector. An overweight position in the regional malls sector partially offset these positive effects.

RREEF America, L.L.C.'s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF outperformed the benchmark during the fiscal year due to contributions from both stock selection and sector selection. Stock selection was strongest in the office, regional malls, apartments and diversified sectors. This was partially offset by weaker stock selection in the shopping centers and health care sectors. Sector selection was positive, driven by underweight positions in the specialty and mixed industrial/office sectors.

Heitman Real Estate Securities, LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that they believe have attractive valuations relative to growth prospects. Heitman underperformed the benchmark during the fiscal year. Overall, Heitman's stock selection was a negative contributor to performance, particularly in the office, apartments and self storage sectors. Favorable stock selection in the regional malls sector partially offset these adverse effects.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Heitman's target weight was increased.

                                                 Real Estate Securities Fund  53

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                             Styles
December 31, 2006


AEW Management and Advisors, L.P.           Value
Heitman Real Estate Securities, LLC         Growth
INVESCO Institutional (N.A.), Inc.,
   through its INVESCO Real Estate
   Division                                 Market-Oriented
RREEF America, L.L.C.                       Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any (RIF) Fund.

                         ------------------------------

*     The Fund commenced operations on April 30, 1999.

** FTSE NAREIT Equity REITS Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is a 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 54  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2006             $     1,191.90      $     1,020.67
Expenses Paid During
Period*                       $         4.97      $         4.58

* Expenses are equal to the Fund's annualized expense ratio of 0.90% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser.

                                                 Real Estate Securities Fund  55

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
COMMON STOCKS - 96.4%
Apartments - 18.6%
American Campus Communities, Inc. (o)                  16,500             470
Apartment Investment & Management Co. Class A
   (o)                                                111,825           6,264
Archstone-Smith Trust (o)(N)                          514,122          29,927
AvalonBay Communities, Inc. (o)                       202,850          26,381
BRE Properties, Inc. Class A (o)(N)                    50,700           3,297
Camden Property Trust (o)                             108,000           7,976
Equity Residential (o)(N)                             395,000          20,046
Essex Property Trust, Inc. (o)(N)                      71,700           9,267
GMH Communities Trust (o)(N)                          235,600           2,391
Home Properties, Inc. (o)                              19,800           1,174
Mid-America Apartment Communities, Inc. (o)            34,900           1,998
United Dominion Realty Trust, Inc. (o)(N)             219,200           6,968
                                                                 ------------
                                                                      116,159
                                                                 ------------

Diversified - 6.2%
Colonial Properties Trust (o)                          44,100           2,067
iStar Financial, Inc. (o)                              35,500           1,698
Spirit Finance Corp. (o)                               78,000             973
Vornado Realty Trust (o)                              282,564          34,331
                                                                 ------------
                                                                       39,069
                                                                 ------------

Free Standing Retail - 0.2%
Realty Income Corp. (o)(N)                             37,500           1,039
                                                                 ------------

Health Care - 4.5%
Health Care Property Investors, Inc. (o)(N)           166,800           6,142
Health Care REIT, Inc. (o)(N)                          72,750           3,129
Healthcare Realty Trust, Inc. (o)(N)                   53,800           2,127
LTC Properties, Inc. (o)(N)                            63,650           1,738
Nationwide Health Properties, Inc. (o)                219,750           6,640
Omega Healthcare Investors, Inc. (o)                   80,800           1,432
Ventas, Inc. (o)                                      159,300           6,742
                                                                 ------------
                                                                       27,950
                                                                 ------------

Industrial - 7.0%
AMB Property Corp. (o)                                169,300           9,923
DCT Industrial Trust, Inc. (o)                        111,200           1,312
EastGroup Properties, Inc. (o)                         42,700           2,287
First Potomac Realty Trust (o)                         40,600           1,182
ProLogis (o)                                          479,500          29,139
                                                                 ------------
                                                                       43,843
                                                                 ------------

Lodging/Resorts - 8.4%
Ashford Hospitality Trust, Inc. (o)                    57,000             710
DiamondRock Hospitality Co. (o)                       136,050           2,450
FelCor Lodging Trust, Inc. (o)(N)                      59,800           1,306

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Hilton Hotels Corp.                                   240,850           8,406
Hospitality Properties Trust (o)                       18,100             860
Host Hotels & Resorts, Inc. (o)(N)                  1,043,663          25,622
LaSalle Hotel Properties (o)(N)                        73,350           3,363
Starwood Hotels & Resorts Worldwide, Inc. (o)         153,130           9,571
                                                                 ------------
                                                                       52,288
                                                                 ------------

Manufactured Homes - 0.4%
Equity Lifestyle Properties, Inc. (o)(N)               51,350           2,795
                                                                 ------------

Mixed Industrial/Office - 1.7%
Duke Realty Corp. (o)                                  23,200             949
Liberty Property Trust (o)(N)                         159,200           7,823
PS Business Parks, Inc. (o)                            27,500           1,944
                                                                 ------------
                                                                       10,716
                                                                 ------------

Office - 17.4%
Alexandria Real Estate Equities, Inc. (o)(N)           66,900           6,717
American Financial Realty Trust (o)(N)                100,200           1,146
BioMed Realty Trust, Inc. (o)                          82,400           2,357
Boston Properties, Inc. (o)                           260,000          29,089
Brandywine Realty Trust (o)(N)                        186,986           6,217
Brookfield Properties Corp.                           155,700           6,124
Corporate Office Properties Trust (o)(N)               38,500           1,943
Douglas Emmett, Inc. (o)(N)                            39,500           1,050
Equity Office Properties Trust (o)                    422,850          20,369
Highwoods Properties, Inc. (o)                         79,000           3,220
HRPT Properties Trust (o)                             164,000           2,025
Kilroy Realty Corp. (o)                                72,200           5,632
Mack-Cali Realty Corp. (o)(N)                          47,300           2,412
Maguire Properties, Inc. (o)                           21,600             864
Parkway Properties, Inc. (o)(N)                        11,700             597
SL Green Realty Corp. (o)                             144,850          19,233
                                                                 ------------
                                                                      108,995
                                                                 ------------

Regional Malls - 14.4%
CBL & Associates Properties, Inc. (o)                  31,900           1,383
General Growth Properties, Inc. (o)                   212,700          11,109
Macerich Co. (The) (o)                                203,000          17,574
Simon Property Group, Inc. (o)                        493,050          49,941
Taubman Centers, Inc. (o)                             195,950           9,966
                                                                 ------------
                                                                       89,973
                                                                 ------------

 56  Real Estate Securities Fund

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Self Storage - 5.1%
Extra Space Storage, Inc. (o)                         159,200           2,907
Public Storage, Inc. (o)                              266,749          26,008
Sovran Self Storage, Inc. (o)                          25,400           1,455
U-Store-It Trust (o)                                   69,600           1,430
                                                                 ------------
                                                                       31,800
                                                                 ------------

Shopping Centers - 10.6%
Cedar Shopping Centers, Inc. (o)                       32,400             515
Developers Diversified Realty Corp. (o)(N)            231,300          14,560
Federal Realty Investors Trust (o)(N)                 194,500          16,533
Kimco Realty Corp. (o)(N)                             185,900           8,356
Kite Realty Group Trust (o)                            40,900             762
Regency Centers Corp. (o)(N)                          282,600          22,091
Tanger Factory Outlet Centrs (o)                       46,550           1,819
Weingarten Realty Investors (o)(N)                     39,100           1,803
                                                                 ------------
                                                                       66,439
                                                                 ------------

Specialty - 1.9%
Digital Realty Trust, Inc. (o)                        278,500           9,533
Plum Creek Timber Co., Inc. (o)                        55,000           2,192
                                                                 ------------
                                                                       11,725
                                                                 ------------

TOTAL COMMON STOCKS
(cost $375,046)                                                       602,791
                                                                 ------------

SHORT-TERM INVESTMENTS - 3.2%
Russell Investment Company
   Money Market Fund                               19,676,000          19,676
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $19,676)                                                         19,676
                                                                 ------------

OTHER SECURITIES - 12.6%
State Street Securities Lending
   Quality Trust (X)                               79,066,361          79,066
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $79,066)                                                         79,066
                                                                 ------------

TOTAL INVESTMENTS - 112.2%
(identified cost $473,788)                                            701,533

OTHER ASSETS AND LIABILITIES,
NET - (12.2%)                                                         (76,056)
                                                                 ------------

NET ASSETS - 100.0%                                                   625,477
                                                                 ============

  See accompanying notes which are an integral part of the financial statements.
                                                 Real Estate Securities Fund  57

RUSSELL INVESTMENT FUNDS
REAL ESTATE SECURITIES FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2006 (UNAUDITED)

                                                      % OF
                                                      NET
                   CATEGORIES                        ASSETS
--------------------------------------------------------------
Apartments                                                18.6
Diversified                                                6.2
Free Standing Retail                                       0.2
Health Care                                                4.5
Industrial                                                 7.0
Lodging/Resorts                                            8.4
Manufactured Homes                                         0.4
Mixed Industrial/Office                                    1.7
Office                                                    17.4
Regional Malls                                            14.4
Self Storage                                               5.1
Shopping Centers                                          10.6
Specialty                                                  1.9
Short-Term Investments                                     3.2
Other Securities                                          12.6
                                                  ------------
Total Investments                                        112.2
Other Assets and Liabilities, Net                        (12.2)
                                                  ------------

                                                         100.0
                                                  ============

See accompanying notes which are an integral part of the financial statements.

 58  Real Estate Securities Fund

                      (This page intentionally left blank)

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
[PERFORMANCE LINE GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                       CORE BOND FUND                        INDEX**
                                                                       --------------             ------------------------------
Inception*                                                                 10000                              10000
1997                                                                       10973                              11012
1998                                                                       11784                              11969
1999                                                                       11712                              11871
2000                                                                       12883                              13251
2001                                                                       13837                              14369
2002                                                                       15060                              15843
2003                                                                       15986                              16493
2004                                                                       16732                              17209
2005                                                                       17068                              17627
2006                                                                       17703                              18391

Core Bond Fund
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                     3.72%
5 Years                                    5.05%sec.
Inception*                                 5.88%sec.

Lehman Brothers Aggregate Bond Index**
----------------------------------------------------------


       PERIODS ENDED                      TOTAL
         12/31/06                        RETURN
---------------------------    ---------------------------
1 Year                                     4.33%
5 Years                                    5.06%sec.
Inception*                                 6.29%sec.

 60  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The Core Bond Fund (the "Fund") allocates most of its assets among multiple money managers. Russell Investment Management Company ("RIMCo"), as the Fund's manager, may change the allocation of the Fund's assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits the Fund to engage or terminate a money manager at any time, subject to approval by the Fund's Board of Trustees (the "Board") without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services.

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide current income and the preservation of capital.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006?

For the fiscal year ended December 31, 2006, the Core Bond Fund gained 3.72%. This compared to its benchmark the Lehman Brothers Aggregate Bond Index, which gained 4.33%. The Fund's performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2006, the Lipper(R) BBB Rated Corp Debt Funds Average returned 3.74%. This result serves as a peer comparison and is expressed net of operating expenses.

HOW DID THE MARKET CONDITIONS DESCRIBED IN THE MARKET SUMMARY REPORT AFFECT THE FUND'S PERFORMANCE?

The Federal Reserve's target interest rate decisions were among the most notable market movers of 2006. Ever adapting responses of the Treasury yield curve to newly-released economic data created a challenging active management environment. In order to add value through duration and/or yield curve strategies in 2006, managers had to time their positioning precisely.

The year was characterized by tight spreads coupled with a market reach for yield. Spread sectors (such as corporate and mortgage sectors) benefited from this trend with additional returns accruing to higher risk portions of the market. The Fund's exposure to emerging market debt and high yield debt contributed positively to performance as these sectors benefited from general market trends, as well as strong commodity pricing and credit rating upgrades.

HOW DID THE INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND AND ITS MONEY MANAGERS AFFECT ITS PERFORMANCE?

Duration and yield curve management detracted slightly from the Fund's performance. Both Bear Stearns Asset Management, Inc. and Pacific Investment Management Co., LLC (PIMCO) began the year long duration, which detracted from performance during the first two quarters as the yield curve shifted up. The addition of Goldman Sachs Asset Management, L.P. as a money manager in the Fund added a short duration perspective to the Fund's multi-manager lineup. The third quarter gains by Bear Stearns and PIMCO were offset by Goldman Sachs' diverging view on duration. Bear Stearns moved to a shorter duration position by the end of the year, which proved beneficial as the yield curve shifted up in the final quarter. Overall, the managers' duration positioning detracted slightly from performance in this difficult active management environment.

The Fund performed best in the mortgage sector. From a sector perspective, mortgages outperformed equivalent-duration Treasuries for the year. Even during periods when the sector underperformed, however, the Fund's money managers added value through strong security selection.

The Fund continued to be defensively positioned with respect to extended sectors (such as emerging markets and high yield sectors) in the face of historically low spreads. That being said, the money managers' modest exposure overweight to high yield and emerging market debt contributed positively to performance as well.

Investment in Treasury Inflation-Protected Securities (TIPS) detracted from performance for the government sector over the year. Economic data showed that inflation continued to be contained--while stretching the Fed's comfort level - which was detrimental to TIPS' performance.

DESCRIBE ANY CHANGES TO THE FUND'S STRUCTURE OR THE MONEY MANAGER LINE-UP.

Goldman Sachs was added as a money manager of the Fund on June 1, 2006 and the allocations to Bear Stearns and PIMCO were decreased.

                                                              Core Bond Fund  61

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PORTFOLIO MANAGEMENT DISCUSSION, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

Money Managers as of                      Styles
December 31, 2006


Bear Stearns
   Asset Management, Inc.        Broad Market-Sector Rotation
Goldman Sachs
   Asset Management, L.P.        Market-Oriented
Pacific Investment
   Management Company, LLC       Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of Russell Investment Management Company (RIMCo), or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any (RIF) Fund.

                         ------------------------------

*     The Fund commenced operations on January 2, 1997.

** Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

sec.  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

 62  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SHAREHOLDER EXPENSE EXAMPLE -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

FUND EXPENSES

THE FOLLOWING DISCLOSURE PROVIDES IMPORTANT INFORMATION REGARDING EACH FUND'S EXPENSE EXAMPLE, WHICH APPEARS ON EACH FUND'S INDIVIDUAL PAGE IN THIS ANNUAL REPORT. PLEASE REFER TO THIS INFORMATION WHEN REVIEWING THE EXPENSE EXAMPLE FOR A FUND.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2006 to December 31, 2006.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  HYPOTHETICAL
                                                  PERFORMANCE
                                  ACTUAL           (5% RETURN
                               PERFORMANCE      BEFORE EXPENSES)
                              --------------    ----------------
Beginning Account Value
July 1, 2006                  $     1,000.00      $     1,000.00
Ending Account Value
December 31, 2006             $     1,045.30      $     1,021.73
Expenses Paid During
Period*                       $         3.56      $         3.52

* Expenses are equal to the Fund's annualized expense ratio of 0.69% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed by the investment adviser. Without the waiver and/or reimbursement, expenses would have been higher.

                                                              Core Bond Fund  63

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
LONG-TERM INVESTMENTS - 94.6%
Asset-Backed Securities - 4.7%
Accredited Mortgage Loan Trust (E)
   Series 2004-2 Class A2
   5.620% due 07/25/34                                     60              60
ACE Securities Corp. (E)
   Series 2005-SD3 Class A
   5.720% due 08/25/45                                    364             364
Aegis Asset Backed Securities Trust (E)
   Series 2003-3 Class M2
   6.970% due 01/25/34                                    110             111
Ameriquest Mortgage Securities, Inc. (E)
   Series 2002-D Class M1
   6.745% due 02/25/33                                     90              90
   Series 2004-R10 Class A5
   5.710% due 11/25/34                                     46              46
   Series 2004-R8 Class A5
   5.690% due 09/25/34                                    138             138
Argent Securities, Inc. (E)
   Series 2005-W4 Class A2A
   5.460% due 02/25/36                                     81              81
Bayview Financial Acquisition Trust
   Series 2006-A Class 1A3
   5.865% due 02/28/41                                    190             190
Citifinancial Mortgage Securities, Inc.
   Series 2003-4 Class AF3
   3.221% due 10/25/33                                      3               3
Countrywide Asset-Backed Certificates
   Series 2004-13 Class AF3
   3.989% due 02/25/31                                     57              57
   Series 2004-BC1 Class M1 (E)
   5.820% due 02/25/34                                    105             105
   Series 2006-11 Class 1AF4
   6.300% due 09/25/46                                    170             173
Countrywide Home Equity Loan Trust (E)
   Series 2006-H Class 2A1B
   5.489% due 11/15/36                                    928             928
Credit-Based Asset Servicing and Securitization
   LLC
   Series 2005-CB1 Class AF2
   4.088% due 12/25/35                                     47              46
First Franklin Mortgage Loan Asset Backed
   Certificates (E)
   Series 2006-FF1 Class A3
   5.370% due 11/25/36                                    291             292
Fremont Home Loan Trust (E)
   Series 2006-A Class 2A1
   5.370% due 05/25/36                                    142             142

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GSAA Home Equity Trust
   Series 2006-4 Class 1A2
   5.977% due 03/25/36                                    273             273
GSAA Trust (E)
   Series 2006-2 Class 2A3
   5.590% due 12/25/35                                    320             321
GSAMP Trust (E)
   Series 2003-HE2 Class M1
   5.970% due 08/25/33                                    175             175
   Series 2004-SEA Class A2A
   5.610% due 03/25/34                                    107             107
Heritage Property Investment Trust (o)
   5.125% due 04/15/14                                    150             146
Home Equity Asset Trust (E)
   Series 2003-5 Class M1
   6.020% due 12/25/33                                    265             265
   Series 2005-2 Class 2A2
   5.520% due 07/25/35                                    134             135
HSI Asset Securitization Corp. Trust (E)
   Series 2006-HE2 Class 2A1
   5.383% due 12/25/36                                     99              99
Indymac Residential Asset Backed Trust (E)
   Series 2006-H2 Class A
   5.470% due 06/28/36                                    579             579
Lehman XS Trust (E)
   Series 2005-1 Class 2A2
   4.660% due 07/25/35                                    157             157
   Series 2006-16N Class A1A
   5.400% due 11/25/46                                    285             285
Long Beach Mortgage Loan Trust (E)
   Series 2004-4 Class 1A1
   5.600% due 10/25/34                                     47              47
   Series 2006-9 Class 2A1
   5.380% due 10/25/36                                    938             938
Mastr Asset Backed Securities Trust (E)
   Series 2003-WMC Class M2
   6.970% due 08/25/33                                     57              57
Morgan Stanley ABS Capital I (E)
   Series 2003-NC8 Class M3
   7.420% due 09/25/33                                     52              53
   Series 2006-HE7 Class A2A
   5.370% due 09/25/36                                    934             934
Morgan Stanley Mortgage Loan Trust
   Series 2006-12X Class A6A
   5.726% due 10/25/36                                    145             145

 64  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
New Century Home Equity Loan Trust (E)
   Series 2004-4 Class M2
   5.850% due 02/25/35                                    215             216
NWA Trust (o)
   Series 1995-2 Class A
   9.250% due 06/21/14                                    132             139
Option One Mortgage Loan Trust (E)
   Series 2003-2 Class M2
   7.020% due 04/25/33                                     63              63
   Series 2003-3 Class M3
   7.320% due 06/25/33                                     45              46
   Series 2003-4 Class M2
   6.970% due 07/25/33                                     77              78
Park Place Securities, Inc. (E)
   Series 2005-WCW Class M1
   5.770% due 09/25/35                                    210             211
Parker Hannifin Employee Stock Ownership Trust
   (A)
   6.340% due 07/15/08                                    111             111
Popular ABS Mortgage Pass-Through Trust
   Series 2005-1 Class AF2
   3.914% due 05/25/35                                     26              26
   Series 2005-6 Class A3
   5.680% due 01/25/36                                    230             229
Renaissance Home Equity Loan Trust
   Series 2005-1 Class M1
   5.357% due 05/25/35                                     80              79
   Series 2005-2 Class AF4
   4.934% due 08/25/35                                     85              84
   Series 2006-1 Class AF6
   5.746% due 05/25/36                                    175             177
Residential Asset Mortgage Products, Inc.
   Series 2003-RS1 Class AI6A
   5.980% due 12/25/33                                    205             207
Residential Asset Securities Corp.
   Series 2003-KS1 Class M2 (E)
   7.070% due 01/25/33                                     44              44
   Series 2003-KS2 Class MI1
   4.800% due 04/25/33                                    450             440
   Series 2003-KS2 Class MI3
   6.100% due 04/25/33                                    250             248
   Series 2006-KS9 Class AI1 (E)
   5.390% due 11/25/36                                    288             288
SBI Heloc Trust (E)(p)
   Series 2006-1A Class 1A2A
   5.490% due 08/25/36                                    183             183
SLM Student Loan Trust (E)
   Series 2006-9 Class A1
   5.345% due 10/25/12                                    700             700

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Small Business Administration
   Series 2000-P10 Class 1
   7.449% due 08/01/10                                     10              10
Soundview Home Equity Loan Trust
   Series 2006-WF1 Class A2
   5.645% due 10/25/36                                    290             290
Structured Asset Investment Loan Trust (E)
   Series 2005-3 Class M2
   5.760% due 04/25/35                                    120             120
Structured Asset Securities Corp.
   Series 2004-19X Class A2
   4.370% due 10/25/34                                    365             361
   Series 2006-BC3 Class A2 (E)
   5.370% due 10/25/36                                    278             278
Tenaska Alabama II Partners, LP (p)
   6.125% due 03/30/23                                     --              --
Wells Fargo Home Equity Trust (E)(p)
   Series 2005-4 Class AI1
   5.440% due 12/25/35                                    240             240
                                                                 ------------
                                                                       12,410
                                                                 ------------

Certificates of Deposit - 0.3%
BNP Paribas (z)
   5.263% due 05/28/08                                    200             200
Fortis Bank (z)
   5.265% due 04/28/08                                    400             400
Nordea Bank Finland PLC (z)
   5.308% due 05/28/08                                    200             200
                                                                 ------------
                                                                          800
                                                                 ------------

Corporate Bonds and Notes - 14.0%
Abbey National Treasury Services PLC (E)
   Series YCD
   5.276% due 07/02/08                                    500             500
Abbott Laboratories
   5.600% due 05/15/11                                    165             167
   5.875% due 05/15/16                                     80              82
Ace Capital Trust II (N)
   9.700% due 04/01/30                                    175             240
Alamosa Delaware, Inc.
   8.500% due 01/31/12                                    100             106
Allied Waste North America, Inc.
   Series B
   7.125% due 05/15/16                                     90              89

                                                              Core Bond Fund  65

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Altria Group, Inc. (N)
   7.750% due 01/15/27                                     25              30
American Casino & Entertainment Properties LLC
   7.850% due 02/01/12                                    175             179
American Electric Power Co., Inc.
   Series C
   5.375% due 03/15/10                                     35              35
American Express Bank (E)
   Series BKNT
   5.350% due 10/16/08                                    300             300
American General Finance Corp.
   4.875% due 05/15/10                                    225             222
American International Group, Inc.
   4.700% due 10/01/10                                    130             128
   5.375% due 10/18/11                                    170             171
   5.050% due 10/01/15 (N)                                130             126
American RE Corp. (N)
   Series B
   7.450% due 12/15/26                                    250             285
Americo Life, Inc. (p)
   7.875% due 05/01/13                                     75              75
AmerUs Group Co.
   5.950% due 08/15/15                                    150             156
Anadarko Petroleum Corp.
   5.950% due 09/15/16                                    205             205
ANZ Capital Trust (f)(p)
   4.484% due 12/31/49                                    225             219
Arizona Public Service Co.
   5.800% due 06/30/14                                    100             100
   6.250% due 08/01/16                                    125             128
AT&T, Inc.
   5.100% due 09/15/14                                     45              44
   4.214% due 06/05/21 (p)                                300             298
Aztar Corp.
   7.875% due 06/15/14                                    165             179
BAE Systems Holdings, Inc. (p)
   6.400% due 12/15/11                                    330             341
Ball Corp.
   6.625% due 03/15/18                                    185             184
Bank of America Corp.
   5.875% due 02/15/09                                     80              81
   5.400% due 06/19/09 (E)                                900             900
   5.378% due 11/06/09 (E)(N)                             100             100
Bank of New York Co., Inc. (The)
   5.125% due 11/01/11                                    190             189
BellSouth Corp.
   6.550% due 06/15/34                                     35              36
BNP Paribas Capital Trust (f)(A)
   9.003% due 12/29/49                                    450             503
Boardwalk Pipelines, LP (N)
   5.875% due 11/15/16                                    125             124
Boeing Capital Corp., Ltd. (N)
   6.100% due 03/01/11                                     50              52

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Boston Scientific Corp.
   6.400% due 06/15/16                                    230             233
Burlington Northern Santa Fe Corp.
   6.875% due 12/01/27                                     25              28
   6.750% due 03/15/29                                     10              11
California Steel Industries, Inc.
   6.125% due 03/15/14                                    140             133
CenterPoint Energy Houston Electric LLC
   Series J2
   5.700% due 03/15/13                                    110             111
CenterPoint Energy Resources Corp.
   Series B
   7.875% due 04/01/13                                    120             133
Cingular Wireless Services, Inc.
   7.875% due 03/01/11                                    150             164
   8.750% due 03/01/31                                     45              58
CIT Group, Inc.
   6.875% due 11/01/09                                     45              47
Citigroup Funding, Inc.
   5.343% due 12/08/08 (E)                                100             100
Citigroup Global Markets Holdings, Inc.
   Series MTNA (E)
   5.460% due 03/17/09                                    200             200
   Series MTNM (E)
   5.390% due 03/07/08                                    400             400
Citigroup, Inc.
   3.500% due 02/01/08                                    560             550
   5.416% due 01/30/09 (E)                                200             200
   5.395% due 12/28/09 (E)                                100             100
   6.500% due 01/18/11                                    150             157
   4.700% due 05/29/15                                     50              48
   6.125% due 08/25/36                                    300             312
Clorox Co.
   4.200% due 01/15/10                                    100              97
CNA Financial Corp. (N)
   6.500% due 08/15/16                                    125             130
Columbus Southern Power Co.
   Series C
   5.500% due 03/01/13                                     10              10
Comcast Cable Communications Holdings, Inc.
   9.455% due 11/15/22                                    125             162

 66  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Comcast Cable Holdings LLC
   9.800% due 02/01/12                                    140             165
   7.875% due 08/01/13                                    305             339
Comcast Corp.
   5.900% due 03/15/16                                     20              20
Commonwealth Edison Co.
   6.950% due 07/15/18                                     50              52
   Series 105
   5.400% due 12/15/11                                    125             124
Consolidated Natural Gas Co.
   6.850% due 04/15/11                                    150             158
COX Communications, Inc.
   4.625% due 01/15/10 (N)                                350             343
   5.875% due 12/01/16 (A)                                 75              74
Credit Suisse First Boston USA, Inc.
   4.875% due 08/15/10                                     65              64
   6.500% due 01/15/12                                     25              26
   5.500% due 08/15/13                                     45              46
Credit Suisse USA, Inc. (N)
   5.250% due 03/02/11                                     55              55
CVS Corp.
   5.750% due 08/15/11                                     90              91
Detroit Edison Co.
   6.350% due 10/15/32                                     50              52
Dex Media East Finance Co.
   12.125% due 11/15/12                                    50              55
Dominion Resources, Inc.
   Series A
   5.200% due 01/15/16                                    195             188
   Series B
   6.250% due 06/30/12                                     30              31
DPL, Inc.
   6.875% due 09/01/11                                    148             155
Dresdner Funding Trust I (p)
   8.151% due 06/30/31                                    130             157
Drummond Co., Inc. (p)
   7.375% due 02/15/16                                     60              59
Duke Energy Field Services LLC
   6.875% due 02/01/11                                     20              21
El Paso Corp.
   8.050% due 10/15/30 (N)                                400             444
   Series *
   6.700% due 02/15/27                                    100             100
Eli Lilly & Co. (N)
   6.770% due 01/01/36                                    185             212
Embarq Corp.
   7.995% due 06/01/36                                     25              26
Energy Transfer Partners, LP
   5.950% due 02/01/15                                    200             201
Enterprise Products Operating, LP
   4.950% due 06/01/10                                    125             123
   8.375% due 08/01/66                                    100             108
FedEx Corp.
   7.600% due 07/01/97                                     75              87

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Financing Corp.
   Principal Only STRIP
   Series 10P
   Zero coupon due 11/30/17                               510             294
   Series 15P
   Zero coupon due 03/07/19                                70              38
   Series 2P
   Zero coupon due 11/30/17                                60              35
   Series 6P
   Zero coupon due 08/03/18                               300             166
FirstEnergy Corp.
   Series B
   6.450% due 11/15/11                                    415             433
   Series C
   7.375% due 11/15/31                                    150             171
Ford Motor Credit Co.
   7.875% due 06/15/10                                    200             202
FTI Consulting, Inc. (p)
   7.750% due 10/01/16                                    160             166
General Electric Capital Corp.
   5.500% due 04/28/11                                    220             223
   Series MTN (E)
   5.410% due 10/26/09                                    500             500
   Series MTNA
   5.476% due 07/28/08 (E)                                700             701
   5.450% due 01/15/13 (N)                                260             262
General Electric Co. (E)
   5.393% due 12/09/08                                    200             200
Genworth Financial, Inc.
   6.150% due 11/15/66                                     75              75
Glencore Funding LLC (p)
   6.000% due 04/15/14                                    135             132
Goldman Sachs Group, Inc.
   5.405% due 12/23/08 (E)                                600             600
   6.875% due 01/15/11                                    425             450
   5.350% due 01/15/16 (N)                                320             316
   Series MTNB (E)
   5.477% due 12/22/08                                    300             300
Greater Bay Bancorp
   Series B
   5.250% due 03/31/08                                    150             150
Harrah's Operating Co., Inc.
   5.500% due 07/01/10                                    125             123
HCA, Inc. (A)
   9.125% due 11/15/14                                    125             134
   9.250% due 11/15/16                                    190             204

                                                              Core Bond Fund  67

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Health Care Property Investors, Inc. (N)
   5.950% due 09/15/11                                    300             303
Hess Corp.
   6.650% due 08/15/11 (N)                                 45              47
   7.300% due 08/15/31                                     80              89
Historic TW, Inc.
   8.050% due 01/15/16                                    170             193
Host Marriott, LP (o)
   Series Q
   6.750% due 06/01/16                                    215             215
HSBC Finance Corp.
   5.435% due 10/21/09 (E)                                100             100
   6.375% due 11/27/12                                    175             184
   5.000% due 06/30/15                                    110             107
Idearc, Inc. (A)
   8.000% due 11/15/16                                    315             320
Innophos Investments Holdings, Inc. (E)
   13.374% due 02/15/15                                   110             115
Innophos, Inc.
   8.875% due 08/15/14                                     10              10
International Business Machines Corp.
   7.125% due 12/01/96                                    165             190
International Lease Finance Corp.
   5.750% due 06/15/11 (N)                                 80              81
   5.625% due 09/20/13                                     80              81
International Steel Group, Inc.
   6.500% due 04/15/14                                     65              67
iStar Financial, Inc. (N)
   Series B
   5.125% due 04/01/11                                    200             196
ITT Corp.
   7.400% due 11/15/25                                    100             116
Joy Global, Inc. (A)
   6.625% due 11/15/36                                     40              40
JP Morgan Chase Bank
   Series EMTN
   6.000% due 05/22/45                                  1,819           1,155
JPMorgan Chase & Co.
   5.600% due 06/01/11 (N)                                 65              66
   5.150% due 10/01/15                                    150             147
Kellogg Co.
   Series B
   6.600% due 04/01/11                                    320             336
Kerr-McGee Corp.
   6.950% due 07/01/24                                    125             133
KeySpan Corp.
   7.625% due 11/15/10                                    150             161
Kraft Foods, Inc.
   5.625% due 11/01/11                                    425             430
Kroger Co. (The)
   8.000% due 09/15/29                                     15              17
   7.500% due 04/01/31 (N)                                 10              11

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.
   5.464% due 01/23/09 (E)                                600             601
   5.460% due 04/03/09 (E)                                400             400
   5.000% due 01/14/11                                    175             173
   5.500% due 04/04/16                                     85              85
Level 3 Financing, Inc.
   12.250% due 03/15/13                                    85              96
Mandalay Resort Group (N)
   6.500% due 07/31/09                                     90              91
Manufacturers & Traders Trust Co.
   5.585% due 12/28/20                                     84              83
Merrill Lynch & Co., Inc.
   5.450% due 12/04/09 (E)                                200             200
   Series MTNC
   4.250% due 02/08/10                                    450             437
Metlife, Inc.
   6.400% due 12/15/36                                    100             100
Midamerican Energy Holdings Co.
   6.125% due 04/01/36                                    175             176
Miller Brewing Co. (p)
   5.500% due 08/15/13                                    110             109
Monumental Global Funding II (p)
   4.625% due 03/15/10                                     95              93
Morgan Stanley
   5.375% due 10/15/15                                    100              99
   Series GMTN (E)
   5.485% due 02/09/09                                    500             501
Natexis Ambs Co. LLC (f)(p)
   8.440% due 12/29/49                                    120             125
National Rural Utilities Cooperative Finance
   Corp.
   5.750% due 08/28/09                                     45              46
Nelnet, Inc.
   7.400% due 09/29/36                                    125             129
News America Holdings, Inc.
   7.900% due 12/01/95                                     90             101
   8.250% due 10/17/96                                     20              23
Nisource Finance Corp.
   7.875% due 11/15/10                                    100             108
Norfolk Southern Corp.
   7.700% due 05/15/17                                     20              23
   7.050% due 05/01/37                                     40              46
   7.900% due 05/15/97                                    315             390
   6.000% due 03/15/05                                    125             118
Occidental Petroleum Corp. (N)
   9.250% due 08/01/19                                     95             125

 68  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ohio Power Co. (N)
   Series F
   5.500% due 02/15/13                                     20              20
Pacific Gas & Electric Co.
   4.200% due 03/01/11                                     60              57
   6.050% due 03/01/34                                     65              66
PartnerRe Finance II
   6.440% due 12/01/66                                     50              50
Peabody Energy Corp. (N)
   7.875% due 11/01/26                                    100             107
Pemex Project Funding Master Trust (N)
   5.750% due 12/15/15                                    100              99
PetroHawk Energy Corp.
   9.125% due 07/15/13                                     40              42
Phoenix Life Insurance Co. (p)
   7.150% due 12/15/34                                    150             159
Pinnacle Entertainment, Inc.
   8.250% due 03/15/12                                    255             258
Popular North America, Inc. (N)
   Series MTNE
   3.875% due 10/01/08                                    275             268
Progress Energy, Inc.
   7.100% due 03/01/11                                     47              50
   7.000% due 10/30/31                                     80              89
Qwest Corp.
   7.625% due 06/15/15                                    200             214
RBS Capital Trust III (f)
   5.512% due 09/29/49                                    200             198
Reckson Operating Partnership, LP
   7.750% due 03/15/09                                     25              26
   5.150% due 01/15/11                                     92              90
Reinsurance Group of America, Inc.
   6.750% due 12/15/65                                     75              75
Rental Services Corp. (A)
   9.500% due 12/01/14                                     70              72
Residential Capital LLC
   6.375% due 06/30/10                                    225             228
   6.000% due 02/22/11 (N)                                 60              60
RH Donnelley, Inc.
   10.875% due 12/15/12                                   205             223
Rural Cellular Corp.
   8.250% due 03/15/12                                     40              42
Safeway, Inc. (N)
   7.250% due 02/01/31                                     20              22
SB Treasury Co. LLC (f)(p)
   (Step Up, 10.295%, 06/30/08)
   9.400% due 12/29/49                                    350             368
SBC Communications, Inc.
   6.150% due 09/15/34                                     75              74
Simon Property Group, LP (N)
   5.600% due 09/01/11                                    200             202
Southern Copper Corp.
   7.500% due 07/27/35                                    100             108

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Sprint Capital Corp.
   7.625% due 01/30/11                                    350             375
   8.750% due 03/15/32                                     70              84
Sprint Nextel Corp.
   6.000% due 12/01/16                                    110             107
Symetra Financial Corp. (p)
   6.125% due 04/01/16                                    150             152
Time Warner, Inc. (N)
   5.875% due 11/15/16                                    475             474
   6.500% due 11/15/36                                     75              75
Travelport, Ltd. (N)(A)
   11.875% due 09/01/16                                   150             154
Trump Entertainment Resorts, Inc. (N)
   8.500% due 06/01/15                                    195             194
Tyson Foods, Inc.
   6.850% due 04/01/16                                     40              41
Unicredito Italiano NY (E)
   Series YCD
   5.370% due 05/29/08                                    200             200
Union Pacific Corp.
   6.125% due 01/15/12                                    120             124
Union Planters Corp.
   7.750% due 03/01/11                                     50              54
UnitedHealth Group, Inc.
   5.250% due 03/15/11                                     75              75
VeraSun Energy Corp.
   9.875% due 12/15/12                                     90              95
Verizon Global Funding Corp.
   7.250% due 12/01/10                                    150             160
   5.850% due 09/15/35                                    165             158
Wachovia Capital Trust III (f)
   5.800% due 03/15/42                                    125             126
Wachovia Corp. (N)
   5.625% due 10/15/16                                    100             101
WellPoint, Inc.
   5.850% due 01/15/36                                     40              39
Wells Fargo & Co.
   4.950% due 10/16/13                                     65              63
Wells Fargo Bank NA (N)
   5.750% due 05/16/16                                     80              82
West Corp. (A)
   9.500% due 10/15/14                                    185             185
Windstream Corp. (p)
   8.625% due 08/01/16                                    125             137
Wisconsin Central Transport
   6.625% due 04/15/08                                    325             330

                                                              Core Bond Fund  69

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
World Savings Bank FSB (E)
   Series BKNT
   5.415% due 05/08/09                                  1,000           1,000
Wyeth
   6.950% due 03/15/11                                    390             414
Zurich Capital Trust I (p)
   8.376% due 06/01/37                                    245             257
                                                                 ------------
                                                                       37,320
                                                                 ------------

International Debt - 5.8%
Abbey National PLC (f)
   (Step Up, 7.570%, 06/15/08)
   6.700% due 06/29/49                                    150             152
America Movil SA de CV
   5.500% due 03/01/14                                    100              98
Aspen Insurance Holdings, Ltd.
   6.000% due 08/15/14                                     50              49
AXA SA
   8.600% due 12/15/30                                     35              45
   6.379% due 12/14/49 (f)(A)                             100              99
   6.463% due 12/31/49 (f)(A)                             100              99
BNP Paribas (f)(p)
   5.186% due 06/29/49                                    300             288
Brazilian Government International Bond
   7.875% due 03/07/15                                    100             111
   8.875% due 04/15/24                                    305             380
British Telecommunications PLC
   8.875% due 12/15/30                                    150             205
Canadian Natural Resources, Ltd.
   6.500% due 02/15/37                                     75              75
CIT Group Funding Co. of Canada (N)
   5.600% due 11/02/11                                     80              81
Conoco Funding Co.
   6.350% due 10/15/11                                    310             324
Deutsche Telekom International Finance BV
   5.569% due 03/23/09 (E)(N)                             300             300
   5.375% due 03/23/11 (N)                                 75              75
   8.250% due 06/15/30                                    155             191
DNB Nor Bank ASA (E)(p)
   5.443% due 10/13/09                                  1,000           1,000
Egypt Government AID Bonds
   4.450% due 09/15/15                                    390             377
Endurance Specialty Holdings, Ltd.
   6.150% due 10/15/15                                    100             100
Export-Import Bank of China (p)
   4.875% due 07/21/15                                    110             106
Export-Import Bank of Korea
   4.125% due 02/10/09                                    120             117
   5.125% due 02/14/11                                    100              99

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Falconbridge, Ltd.
   7.250% due 07/15/12                                     50              54
   6.000% due 10/15/15                                    175             178
Gaz Capital SA (p)
   6.212% due 11/22/16 (A)                                115             116
   8.625% due 04/28/34                                     80             103
HBOS Treasury Services PLC (E)(p)
   Series MTN
   5.414% due 07/17/09                                    300             300
HSBC Holdings PLC
   6.500% due 05/02/36                                    145             156
Inco, Ltd. (N)
   5.700% due 10/15/15                                    175             171
Intelsat Bermuda, Ltd. (p)
   11.250% due 06/15/16                                   170             187
Intelsat Subsidiary Holding Co., Ltd. (E)
   10.484% due 01/15/12                                   140             141
Ispat Inland ULC
   9.750% due 04/01/14                                    209             234
Korea Electric Power Corp. (p)
   5.125% due 04/23/34                                     60              60
Majapahit Holding BV (A)
   7.250% due 10/17/11                                     55              57
Mexico Government International Bond (N)
   8.300% due 08/15/31                                    180             230
Mizuho Financial Group Cayman, Ltd. (p)
   5.790% due 04/15/14                                    100             101
Navios Maritime Holdings, Inc. (A)
   9.500% due 12/15/14                                     95              94
Panama Government International Bond
   9.375% due 07/23/12                                    100             117
Peru Enhanced Pass-Through Finance, Ltd. (A)
   Zero coupon due 05/31/18                               535             357
   Zero coupon due 05/31/25                               320             121
Poland Government International Bond
   Series RSTA
   (Step Up, 5.000%, 10/27/14)
   4.750% due 10/27/24                                    200             188
Province of Quebec Canada (N)
   Series PJ
   6.125% due 01/22/11                                    375             387
Ras Laffan Liquefied Natural Gas Co., Ltd. II
   (p)
   5.298% due 09/30/20                                     75              72

 70  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Ras Laffan Liquefied Natural Gas Co., Ltd. III
   (p)
   5.838% due 09/30/27                                    250             240
Resona Bank, Ltd. (f)(p)
   5.850% due 09/29/49                                    255             249
Royal Bank of Scotland Group PLC (f)
   Series 1
   9.118% due 03/31/49                                    700             775
Royal Bank of Scotland PLC (E)
   5.770% due 07/06/12                                    600             601
Russia Government International Bond (p)
   5.000% due 03/31/30                                    315             356
Santander Financial Issuances
   6.375% due 02/15/11                                    110             114
Santander US Debt SA Unipersonal (E)(p)
   5.376% due 11/20/08                                    500             500
Sanwa Finance Aruba AEC
   8.350% due 07/15/09                                    135             144
Shimao Property Holdings, Ltd. (A)
   8.000% due 12/01/16                                    200             199
SMFG Preferred Capital (f)(p)
   Series 144A
   6.078% due 01/29/49                                    100              99
Sumitomo Mitsui Banking Corp. (f)(p)
   5.625% due 07/29/49                                    400             391
Systems 2001 Asset Trust LLC (p)
   7.156% due 12/15/11                                    106             110
Telecom Italia Capital SA
   4.875% due 10/01/10                                    150             146
   5.250% due 10/01/15                                    155             145
Telefonica Emisiones SAU (E)
   5.690% due 06/19/09                                    300             300
Telefonica Europe BV
   7.750% due 09/15/10                                    270             290
TELUS Corp.
   8.000% due 06/01/11                                    250             273
Transocean, Inc. (E)
   5.591% due 09/05/08                                    200             200
Tyco International Group SA (N)
   6.750% due 02/15/11                                    410             432
UFJ Finance Aruba AEC
   6.750% due 07/15/13                                     35              37
Unicredit Luxembourg Finance SA (E)(p)
   5.426% due 10/24/08                                  1,000           1,000
Vale Overseas, Ltd.
   6.250% due 01/11/16                                     35              35
   6.250% due 01/23/17                                    115             116
Vedanta Resources PLC (p)
   6.625% due 02/22/10                                    160             158
VTB Capital SA (E)(A)
   5.970% due 08/01/08                                    230             230

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Westfield Capital Corp., Ltd. (A)
   5.125% due 11/15/14                                    125             121
Westfield Group (A)
   5.400% due 10/01/12                                    125             125
Xstrata Finance Canada, Ltd. (A)
   5.500% due 11/16/11 (N)                                195             195
   5.800% due 11/15/16                                     45              45
                                                                 ------------
                                                                       15,421
                                                                 ------------

Loan Agreements - 0.6%
Starbound Reinsurance, Ltd.
   7.400% due 03/31/08                                  1,500           1,500
                                                                 ------------

Mortgage-Backed Securities - 48.4%
ABN Amro Mortgage Corp.
   Series 2003-13 Class A3
   5.500% due 01/25/34                                  1,519           1,474
Adjustable Rate Mortgage Trust (E)
   Series 2005-3 Class 8A2
   5.560% due 07/25/35                                    292             293
American Home Mortgage Investment Trust (E)
   Series 2004-4 Class 4A
   4.390% due 02/25/45                                    165             162
   Series 2005-2 Class 5A2
   5.470% due 09/25/35                                     80              80
Banc of America Commercial Mortgage, Inc.
   Series 2004-3 Class A3
   4.875% due 06/10/39                                    465             460
   Series 2004-4 Class A3
   4.128% due 07/10/42                                    300             292
   Series 2005-2 Class A4
   4.783% due 07/10/43                                    333             326
   Series 2005-3 Class A2
   4.501% due 07/10/43                                    150             146
   Series 2005-5 Class A4
   5.115% due 10/10/45                                    500             492
   Series 2006-4 Class A4
   5.634% due 07/10/46                                  1,000           1,021
Banc of America Funding Corp.
   Series 2005-D Class A1 (E)
   4.114% due 05/25/35                                    159             155
   Series 2006-3 Class 5A8
   5.500% due 03/25/36                                    475             471
   Series 2006-A Class 3A2
   5.917% due 02/20/36                                    217             218

                                                              Core Bond Fund  71

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2006-A Class 4A1 (E)
   5.567% due 02/20/36                                    514             513
Banc of America Mortgage Securities, Inc.
   Series 2003-9 Class 1A12 (E)
   5.770% due 12/25/33                                    510             512
   Series 2004-1 Class 5A1
   6.500% due 09/25/33                                     19              19
   Series 2004-11 Class 2A1
   5.750% due 01/25/35                                    438             433
   Series 2005-L Class 3A1 (E)
   5.453% due 01/25/36                                    255             254
   Series 2006-2 Class A15
   6.000% due 07/25/36                                    325             327
Bank of America Alternative Loan Trust
   Series 2003-10 Class 2A2 (E)
   5.770% due 12/25/33                                    255             257
   Series 2003-2 Class CB2 (E)
   5.820% due 04/25/33                                    111             112
   Series 2006-5 Class CB17
   6.000% due 06/25/36                                    242             243
Bear Stearns Adjustable Rate Mortgage Trust
   Series 2003-1 Class 6A1
   5.056% due 04/25/33                                     80              80
   Series 2003-8 Class 4A1
   4.640% due 01/25/34                                    157             157
Bear Stearns Alt-A Trust
   Series 2005-4 Class 23A1
   5.392% due 05/25/35                                    306             307
Bear Stearns Mortgage Funding Trust (E)
   Series 2006-AR2 Class 1A1
   5.520% due 09/25/36                                    991             990
   Series 2006-AR2 Class 2A1
   5.550% due 10/25/36                                    984             984
Chase Mortgage Finance Corp.
   Series 2003-S8 Class A1
   4.500% due 09/25/18                                    179             171
   Series 2006-S4 Class A3
   6.000% due 12/25/36                                    270             272
   Series 2006-S4 Class A4
   6.000% due 12/25/36                                    145             146
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-11 Class A2A (E)
   4.700% due 12/25/35                                     90              89
   Series 2006-WF1 Class A2F
   5.657% due 03/01/36                                    325             321
   Series 2006-WFH Class A2 (E)
   5.420% due 11/25/36                                  1,000           1,000

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial Mortgage
   Trust
   Series 2005-CD1 Class A4
   5.400% due 07/15/44                                  1,000             998
   Series 2006-CD2 Class A4
   5.362% due 01/15/46                                    500             503
   Series 2006-CD3 Class A5
   5.617% due 10/15/48                                    190             194
Citimortgage Alternative Loan Trust
   Series 2006-A3 Class 1A5
   6.000% due 07/25/36                                    181             181
Countrywide Alternative Loan Trust
   Series 2005-J13 Class 2A3
   5.500% due 11/25/35                                    155             155
   Series 2005-J8 Class 1A3
   5.500% due 07/25/35                                    227             226
   Series 2006-43C Class 1A7
   6.000% due 02/25/37                                    395             398
   Series 2006-9T1 Class A7
   6.000% due 05/25/36                                    131             131
   Series 2006-J2 Class A3
   6.000% due 04/25/36                                    197             198
   Series 2006-OA1 Class 4A1 (E)
   5.520% due 08/25/46                                    959             959
   Series 2006-OA1 Class A1 (E)
   5.500% due 02/20/47                                    999             999
Countrywide Home Loan Mortgage Pass Through
   Trust (E)
   Series 2004-16 Class 1A1
   5.720% due 09/25/34                                    366             368
   Series 2005-3 Class 1A2
   5.610% due 04/25/35                                     48              48
   Series 2005-HYB Class 3A2A
   5.250% due 02/20/36                                     85              84
   Series 2006-OA5 Class 2A1
   5.520% due 04/25/46                                    909             908
Credit Suisse First Boston Mortgage Securities
   Corp.
   Series 1998-C1 Class A1B
   6.480% due 05/17/40                                     56              57
   Series 1998-C2 Class A2
   6.300% due 11/15/30                                     99             100
Deutsche ALT-A Securities, Inc. Alternate Loan
   Trust
   Series 2005-AR1 Class 2A3
   5.023% due 08/25/35                                    465             472
DLJ Commercial Mortgage Corp.
   Series 1998-CF1 Class A1B
   6.410% due 02/18/31                                    293             295

 72  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 1999-CG1 Class S
   Interest Only STRIP
   0.822% due 03/10/32                                  3,498              64
Fannie Mae
   5.190% due 2012 (E)                                    213             213
   6.000% due 2016                                         21              21
   5.000% due 2017                                        628             620
   5.427% due 2017 (E)                                     61              61
   6.000% due 2017                                        109             111
   4.000% due 2018                                        931             879
   4.500% due 2018                                      2,605           2,521
   5.000% due 2018                                        278             274
   4.500% due 2019                                        388             375
   5.000% due 2019                                      1,410           1,387
   4.500% due 2020                                        564             546
   5.000% due 2020                                      1,938           1,904
   5.000% due 2021                                      1,593           1,565
   6.500% due 2024                                        594             608
   6.000% due 2028                                         40              40
   5.500% due 2029                                         97              96
   6.000% due 2032                                        630             636
   7.000% due 2032                                        259             266
   3.905% due 2033 (E)                                    345             341
   4.642% due 2033 (E)                                    203             204
   5.000% due 2033                                        644             623
   5.500% due 2033                                      3,077           3,044
   6.000% due 2033                                        233             235
   5.000% due 2034                                        742             717
   5.500% due 2034                                      4,777           4,727
   5.000% due 2035                                        492             475
   5.500% due 2035                                     22,667          22,414
   6.000% due 2035                                        206             207
   5.000% due 2036                                         49              47
   5.500% due 2036                                        985             973
   5.555% due 2036 (E)                                    538             542
   6.000% due 2036                                        900             906
   6.500% due 2036                                        122             123
   7.000% due 2036                                         30              31
   7.500% due 2036                                      1,629           1,690
   Series 1992-10 Class ZD
   8.000% due 11/25/21                                    214             216
   Series 1999-56 Class Z
   7.000% due 12/18/29                                    124             129
   Series 2003-32 Class FH (E)
   5.720% due 11/25/22                                    383             385
   Series 2003-337 Class 1
   Principal Only STRIP
   Zero coupon due 07/01/33                               307             226
   Series 2003-343 Class 6
   Interest Only STRIP
   5.000% due 10/01/33                                    301              65
   Series 2003-78 Class FI (E)
   5.720% due 01/25/33                                    372             373

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2004-21 Class FL (E)
   5.670% due 11/25/32                                    194             195
   15 Year TBA (I)
   4.500%                                                 125             121
   5.000%                                                 445             437
   30 Year TBA (I)
   4.500%                                                 530             497
   5.000%                                               1,790           1,728
   5.500%                                               1,880           1,858
   6.000%                                               8,735           8,792
   6.500%                                               1,365           1,391
Fannie Mae REMIC
   Series 1993-41 Class ZQ
   7.000% due 12/25/23                                    465             484
   Series 1993-42 Class ZQ
   6.750% due 04/25/23                                    527             539
   Series 2005-36 Class AI
   Interest Only STRIP
   5.500% due 10/25/26                                    375              30
Fannie Mae Whole Loan
   Series 2003-W1 Class 1A1
   6.500% due 12/25/42                                     50              51
Federal Home Loan Mortgage Corp. Structured Pass
   Through Securities (E)
   Series 2005-63 Class 1A1
   5.864% due 02/25/45                                     58              58
First Horizon Alternative Mortgage Securities
   Series 2006-AA5 Class A2 (E)
   6.609% due 09/25/36                                    187             191
   Series 2006-FA3 Class A6
   6.000% due 07/25/36                                    265             267
First Horizon Asset Securities, Inc. (E)
   Series 2005-AR5 Class 3A1
   5.527% due 10/25/35                                    123             123
Freddie Mac
   5.000% due 2018                                        458             452
   4.000% due 2019                                      1,874           1,764
   5.000% due 2019                                        869             855
   4.684% due 2034 (E)                                    225             227
   5.971% due 2036 (E)                                    145             147
   Series 2000-226 Class F (E)
   5.770% due 11/15/30                                     19              19
   Series 2003-262 Class AB
   2.900% due 11/15/14                                    354             344

                                                              Core Bond Fund  73

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   Series 2003-263 Class YH
   3.500% due 08/15/22                                     --              --
   Series 2004-276 Class IP
   Interest Only STRIP
   5.500% due 07/15/23                                    312              14
   Series 2004-281 Class DF (E)
   5.770% due 06/15/23                                    145             145
   Series 2005-292 Class IG
   Interest Only STRIP
   5.000% due 04/15/23                                    199              31
   Series 2005-294 Class FA (E)
   5.520% due 03/15/20                                    282             282
   Series 2006-313 Class FP (E)
   Zero coupon due 04/15/36                               227             231
   30 Year TBA (I)
   5.000%                                               1,460           1,408
   5.500%                                               1,520           1,503
   6.000%                                               1,270           1,279
Freddie Mac Gold
   6.000% due 2016                                         34              34
   5.000% due 2018                                        297             293
   5.500% due 2020                                        953             954
   7.188% due 2030 (E)                                      2               2
   5.000% due 2033                                        232             225
Freddie Mac REMIC
   Series 2003-256 Class FJ (E)
   5.720% due 02/15/33                                    170             172
   Series 2004-277 Class KE
   3.500% due 12/15/17                                     34              34
   Series 2005-299 Class KF (E)
   5.750% due 06/15/35                                    100             100
   Series 2006-323 Class PA
   6.000% due 03/15/26                                    290             293
Ginnie Mae I
   6.000% due 2029                                         16              16
   30 Year TBA (I)
   5.500%                                               1,650           1,642
Ginnie Mae II (E)
   5.375% due 2026                                        250             252
   5.750% due 2027                                         17              17
   4.750% due 2032                                        152             152
Government National Mortgage Association (E)
   Series 1999-40 Class FE
   5.900% due 11/16/29                                    148             150
   Series 2000-29 Class F
   5.820% due 09/20/30                                     29              29
Greenwich Capital Commercial Funding Corp.
   Series 2004-GG1 Class A7
   5.317% due 06/10/36                                    465             465
   Series 2006-RR1 Class A1 (A)
   5.781% due 03/18/49                                    205             211

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
GS Mortgage Securities Corp. II
   Series 2006-FL8 Class A1 (E)(p)
   5.450% due 01/06/08                                    140             140
   Series 2006-GG6 Class A4
   5.553% due 04/10/38                                    115             117
   Series 2006-GG8 Class AAB
   5.535% due 11/10/39                                    200             202
Harborview Mortgage Loan Trust
   Series 2005-14 Class 3A1A
   5.319% due 12/19/35                                    126             126
   Series 2005-16 Class 3A1A (E)
   5.570% due 01/19/36                                    791             793
   Series 2006-12 Class 2A2A (E)
   5.510% due 12/19/37                                    999           1,000
Indymac Index Mortgage Loan Trust (E)
   Series 2006-AR2 Class A2
   5.073% due 11/25/36                                    168             168
JP Morgan Chase Commercial Mortgage Securities
   Corp.
   Series 2001-CIB Class A2
   6.244% due 04/15/35                                    181             183
   Series 2004-LN2 Class A1
   4.475% due 07/15/41                                    362             352
   Series 2005-LDP Class A3A1
   4.871% due 10/15/42                                    210             206
   Series 2005-LDP Class A4
   4.918% due 10/15/42                                    325             316
   Series 2006-CB1 Class A4
   5.552% due 05/12/45                                    220             223
   Series 2006-LDP Class A4
   5.876% due 04/15/45                                    270             282
   5.399% due 05/15/45                                    290             291
LB-UBS Commercial Mortgage Trust
   Series 2006-C1 Class A4
   5.156% due 02/15/31                                  1,000             988
   Series 2006-C4 Class A4
   5.899% due 06/15/38                                    105             110
Lehman Mortgage Trust
   Series 2005-3 Class 1A3
   5.500% due 01/25/36                                    685             686
Lehman XS Trust (E)
   Series 2005-5N Class 3A1A
   5.620% due 11/25/35                                    714             714
   Series 2006-16N Class A4A
   5.510% due 11/25/46                                    980             980

 74  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Mastr Adjustable Rate Mortgages Trust (E)
   Series 2006-OA2 Class 4A1A
   5.514% due 12/25/46                                    993             993
Mastr Alternative Loans Trust
   Series 2003-4 Class B1
   5.662% due 06/25/33                                    204             204
   Series 2004-10 Class 5A6
   5.750% due 09/25/34                                    170             168
Mastr Asset Securitization Trust (E)
   Series 2003-7 Class 4A35
   5.720% due 09/25/33                                    276             276
   Series 2004-4 Class 2A2
   5.770% due 04/25/34                                    107             107
Mellon Residential Funding Corp. (E)
   Series 2000-TBC Class A1
   5.800% due 06/15/30                                    240             240
Merrill Lynch Floating Trust (E)(p)
   Series 2006-1 Class A1
   5.390% due 06/15/22                                    908             908
MLCC Mortgage Investors, Inc. (E)
   Series 2004-HB1 Class A2
   5.930% due 04/25/29                                     77              78
Morgan Stanley Capital I
   Series 2005-IQ1 Class AAB
   5.178% due 09/15/42                                    415             413
   Series 2006-HQ8 Class A4
   5.561% due 03/12/44                                    160             162
   Series 2006-HQ9 Class A4
   5.731% due 07/20/44                                    200             206
Morgan Stanley Mortgage Loan Trust
   Series 2006-11 Class 1A6
   6.231% due 08/25/36                                    220             225
MortgageIT Trust (E)
   Series 2005-AR1 Class 1A1
   5.570% due 11/25/35                                    683             685
Prime Mortgage Trust (E)
   Series 2004-CL1 Class 1A2
   5.720% due 02/25/34                                     50              50
Residential Accredit Loans, Inc.
   Series 2004-QS5 Class A6 (E)
   5.950% due 04/25/34                                     72              73
   Series 2004-QS8 Class A4 (E)
   5.750% due 06/25/34                                    374             376
   Series 2005-QA8 Class NB3
   5.500% due 07/25/35                                    272             273
   Series 2006-QS6 Class 1A13
   6.000% due 06/25/36                                    445             447
Residential Asset Securities Corp. (E)
   Series 2003-KS4 Class AIIB
   5.610% due 06/25/33                                     91              91

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Residential Asset Securitization Trust (E)
   Series 2003-A15 Class 1A2
   5.770% due 02/25/34                                    426             428
Residential Funding Mortgage Securities I (E)
   Series 2003-S14 Class A5
   5.720% due 07/25/18                                    230             231
   Series 2003-S20 Class 1A7
   5.820% due 12/25/33                                     90              90
   Series 2003-S5 Class 1A2
   5.770% due 11/25/18                                    217             218
Sequoia Mortgage Trust (E)
   Series 2001-5 Class A
   5.670% due 10/19/26                                    101             101
Small Business Administration Participation
   Certificates
   Series 2005-20G Class 1
   4.750% due 07/01/25                                    949             922
Structured Asset Mortgage Investments, Inc. (E)
   Series 2006-AR2 Class A1
   5.550% due 02/25/36                                    844             845
   Series 2006-AR8 Class A1A
   5.520% due 10/25/36                                    990             990
Structured Asset Securities Corp.
   Series 2004-21X Class 1A3
   4.440% due 12/25/34                                    650             642
Thornburg Mortgage Securities Trust (E)
   Series 2003-2 Class A1
   5.660% due 04/25/43                                    167             167
   Series 2006-5 Class A1
   5.440% due 08/25/36                                    949             948
   Series 2006-6 Class A1
   5.430% due 12/25/36                                    198             198
Wachovia Bank Commercial Mortgage Trust
   Series 2005-C21 Class A4
   5.371% due 10/15/44                                  1,000             995
Washington Mutual Alternative Mortgage
   Pass-Through Certificates
   Series 2005-4 Class CB11
   5.500% due 06/25/35                                     90              88
   Series 2006-AR7 Class A1A (E)
   5.483% due 09/25/46                                    877             880
   Series 2006-AR8 Class 2A (E)
   5.510% due 09/25/46                                    960             961
   Series 2006-AR9 Class 2A (E)
   5.667% due 11/25/46                                    992             993

                                                              Core Bond Fund  75

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Washington Mutual, Inc.
   Series 2003-S9 Class A2 (E)
   5.870% due 10/25/33                                    399             401
   Series 2005-AR1 Class 1A1
   4.838% due 10/25/35                                    342             338
   Series 2005-AR1 Class A1A1 (E)
   5.610% due 10/25/45                                     64              64
   5.590% due 12/25/45                                    721             723
   Series 2005-AR6 Class B3 (E)
   6.010% due 04/25/45                                    254             254
   Series 2006-AR1 Class 3A1A (E)
   5.678% due 09/25/46                                    972             974
Wells Fargo Mortgage Backed Securities Trust
   Series 2006-2 Class 2A3
   5.500% due 03/25/36                                    500             499
   Series 2006-AR2 Class 2A1
   4.950% due 03/25/36                                    364             360
                                                                 ------------
                                                                      128,597
                                                                 ------------

Municipal Bonds - 0.2%
Golden State Tobacco Securitization Corp.
   Revenue Bonds, weekly demand
   6.750% due 06/01/39                                    400             458
Tobacco Settlement Financing Corp. Revenue
   Bonds, weekly demand
   6.250% due 06/01/43                                    200             223
                                                                 ------------
                                                                          681
                                                                 ------------

Non-US Bonds - 0.4%
Bombardier, Inc. (A)
   7.250% due 11/15/16                             EUR    125             167
Province of Quebec Canada
   5.000% due 12/01/38                             CAD    200             180
Quebec Residual
   Zero coupon due 12/01/36                        CAD    370              80
United Kingdom Gilt
   5.750% due 12/07/09                             GBP    400             796
                                                                 ------------
                                                                        1,223
                                                                 ------------

United States Government Agencies - 6.9%
Fannie Mae
   4.200% due 03/24/08 (N)                              2,000           1,975
   4.150% due 09/10/09 (N)                              2,200           2,155
   3.875% due 02/15/10 (N)                                710             688
   4.750% due 04/20/10                                  1,400           1,392
   4.125% due 05/12/10                                  1,500           1,463
   5.050% due 02/07/11 (N)                              1,200           1,205
Federal Home Loan Bank
   4.800% due 05/02/08                                  3,100           3,087
   Series 577 (N)
   4.500% due 09/26/08                                    900             892

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
Federal Home Loan Bank System
   5.375% due 08/19/11 (N)                                295             300
   5.310% due 12/28/12                                  1,000           1,018
   Series IY08
   3.400% due 03/18/08                                  1,000             980
Financing Corp.
   Principal Only STRIP
   Series 1
   Zero coupon due 05/11/16                                80              50
   Series 12P
   Zero coupon due 12/06/18                               245             133
   Series 13
   Zero coupon due 12/27/16                               275             166
   Series 13P
   Zero coupon due 12/27/18                               670             363
   Series 16P
   Zero coupon due 04/05/19                               380             203
   Series 19
   Zero coupon due 06/06/16                               230             143
   Series 1P
   Zero coupon due 05/11/18                                95              53
   Series 3P
   Zero coupon due 11/30/17                               170              98
   Series 5P
   Zero coupon due 02/08/18                                65              37
   Series 8P
   Zero coupon due 08/03/18                               605             335
   Series 9P
   Zero coupon due 10/06/17                               310             180
Freddie Mac
   3.450% due 03/12/08                                  1,000             980
   2.750% due 03/15/08 (N)                                210             204
   5.500% due 06/12/08                                    200             200
                                                                 ------------
                                                                       18,300
                                                                 ------------

United States Government Treasuries - 13.3%
United States Treasury Inflation Indexed Bonds
   3.375% due 01/15/12 (N)                              1,063           1,110
   1.875% due 07/15/13 (N)                                220             212
   2.000% due 01/15/14                                     --              --
   2.000% due 07/15/14 (N)                              1,756           1,704
   1.875% due 07/15/15 (N)                                934             895
   2.000% due 01/15/16                                     --              --
   2.500% due 07/15/16                                     --              --
   2.375% due 01/15/25 (N)                                428             426
   2.000% due 01/15/26 (N)                              1,119           1,052

 76  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
United States Treasury Notes
   4.875% due 10/31/08 (N)                              3,000           3,001
   2.000% due 12/31/08                                 14,000          13,984
   4.375% due 12/15/10 (N)                                955             944
   4.500% due 09/30/11 (N)                              1,500           1,487
   4.500% due 12/31/11                                  4,400           4,385
   4.250% due 08/15/15                                    415             402
   Zero coupon due 11/15/21 (N)                         2,545           1,225
   6.000% due 02/15/26 (N)                              2,960           3,357
   4.500% due 02/15/36 (N)                              1,150           1,094
                                                                 ------------
                                                                       35,278
                                                                 ------------

TOTAL LONG-TERM INVESTMENTS
(cost $250,438)                                                       251,530
                                                                 ------------

PREFERRED STOCKS - 0.2%
Financial Services - 0.2%
DG Funding Trust (E)(A)                                    49             513
                                                                 ------------

TOTAL PREFERRED STOCKS
(cost $515)                                                               513
                                                                 ------------

WARRANTS & RIGHTS - 0.0%
Miscellaneous - 0.0%
Mexico Government International Bond Value
   Recovery Rights (AE)
   Series E                                         1,900,000              25
                                                                 ------------

TOTAL WARRANTS & RIGHTS
(cost $1)                                                                  25
                                                                 ------------


                                                   NOTIONAL
                                                    AMOUNT
                                                      $
                                                 ------------
OPTIONS PURCHASED - 0.1%
(Number of Contracts)

Eurodollar Futures
   Mar 2007 92.00 Put (9)                               2,070              --
   Mar 2007 92.25 Put (49)                             11,301              --
   Mar 2007 92.50 Put (5)                               1,156              --
   Jun 2007 91.00 Put (59)                             13,423              --
   Jun 2007 91.25 Put (71)                             16,197               1
   Sep 2007 90.75 Put (37)                              8,394              --
   Sep 2007 91.25 Put (46)                             10,494              --
   Dec 2007 91.25 Put (38)                              8,669              --
   Mar 2008 91.75 Put (241)                            55,279               2

Swaptions
(Fund Pays/Fund Receives)
   EUR Six Month LIBOR/ EUR 3.960%
   Jul 2007 0.00 Call (2)                               5,280               7

                                                   NOTIONAL         MARKET
                                                    AMOUNT          VALUE
                                                      $               $
-----------------------------------------------------------------------------
   EUR Six Month LIBOR/ EUR 4.100%
   Jul 2007 0.00 Call (1)                               2,640               3
   GBP Six Month LIBOR/ GBP 5.080%
   Jun 2007 0.00 Call (2)                               1,370              --
   USD Three Month LIBOR/ USD 5.170%
   Feb 2007 0.00 Call (1)                               2,300               4
   USD Three Month LIBOR/ USD 5.000%
   Mar 2007 0.00 Call (2)                               4,000               6
   USD Three Month LIBOR/ USD 5.080%
   Apr 2007 0.00 Call (1)                               2,300               7
   USD Three Month LIBOR/ USD 5.200%
   May 2007 0.00 Call (2)                              10,000              48
   USD Three Month LIBOR/ USD 5.250%
   Jun 2007 0.00 Call (1)                               5,000              29
   USD Three Month LIBOR/ USD 5.500%
   Jun 2007 0.00 Call (1)                               4,000              39
   USD Three Month LIBOR/ USD 4.750%
   Jul 2007 0.00 Call (1)                               5,000              23
   USD Three Month LIBOR/ USD 4.900%
   Jul 2007 0.00 Call (1)                               6,000              35
   USD Three Month LIBOR/ USD 5.250%
   Jul 2007 0.00 Call (1)                              11,000              76
   USD Three Month LIBOR/ USD 5.370%
   Jul 2007 0.00 Call (1)                               3,300              26
   USD Three Month LIBOR/ USD 4.800%
   Aug 2007 0.00 Call (1)                               2,000              15
   USD Three Month LIBOR/ USD 4.900%
   Oct 2007 0.00 Call (1)                               3,000              19
                                                                 ------------

TOTAL OPTIONS PURCHASED
(cost $283)                                                               340
                                                                 ------------


                                                              Core Bond Fund  77

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands (except share amounts)

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 19.1%
American General Finance Corp. (E)
   Series MTNG
   5.429% due 03/23/07                                    100             100
AT&T Wireless Services, Inc.
   7.500% due 05/01/07                                    475             478
Bank of America Corp. (z)
   5.250% due 03/15/07                                  1,200           1,184
Barclays Bank PLC (c)(z)
   5.343% due 01/29/07                                  1,100           1,100
Bundesobligation
   Series 139
   4.000% due 02/16/07                             EUR  6,100           8,055
Caesars Entertainment, Inc.
   9.375% due 02/15/07                                    140             140
Citigroup Funding, Inc.
   Zero Coupon due 11/15/07                               520             523
Ford Motor Credit Co. (E)
   6.340% due 03/21/07                                    500             500
France Treasury Bill BTF
   Zero Coupon due 01/11/07                        EUR  1,000           1,319
Harrah's Operating Co., Inc.
   7.125% due 06/01/07                                    150             151
Hilton Hotels Corp.
   7.950% due 04/15/07                                     45              45
HSBC Bank USA NA (E)
   Series BKNT
   5.460% due 09/21/07                                    500             500
Mandalay Resort Group
   Series B
   10.250% due 08/01/07                                   410             420
MGM Mirage
   9.750% due 06/01/07                                    170             172
Mirage Resorts, Inc. (z)
   6.750% due 08/01/07                                     85              85
Russell Investment Company Money Market Fund       24,793,000          24,793
Societe Generale NA (c)(z)
   5.245% due 01/08/07                                  2,200           2,198
TELUS Corp.
   7.500% due 06/01/07                                    270             272
Total Fina ELF Capital (z)
   5.300% due 01/02/07                                  2,800           2,800
UBS Financial Del LLC (z)
   5.270% due 01/02/07                                  2,100           2,100
   5.160% due 06/12/07                                  1,000             974
United States Treasury Bills (sec.)(z)
   5.020% due 02/15/07 (c)                                 65              65
   5.134% due 02/15/07 (c)                                 50              50

                                                  PRINCIPAL         MARKET
                                                  AMOUNT ($)        VALUE
                                                  OR SHARES           $
-----------------------------------------------------------------------------
   5.036% due 03/01/07                                    185             183
   4.933% due 03/15/07                                    180             178
   4.936% due 03/15/07                                    225             223
   3.051% due 05/15/07                                     25              25
United States Treasury Inflation Indexed Bonds
   (sec.)
   3.375% due 01/15/07                                    127             127
United States Treasury Notes (N)
   4.375% due 12/31/07                                  1,870           1,859
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS
(cost $50,318)                                                         50,619
                                                                 ------------

OTHER SECURITIES - 12.2%
State Street Securities Lending Quality Trust
   (X)                                             32,516,759          32,517
                                                                 ------------

TOTAL OTHER SECURITIES
(cost $32,517)                                                         32,517
                                                                 ------------

TOTAL INVESTMENTS - 126.2%
(identified cost $334,072)                                            335,544

OTHER ASSETS AND LIABILITIES,
NET - (26.2%)                                                         (69,761)
                                                                 ------------

NET ASSETS - 100.0%                                                   265,783
                                                                 ============

See accompanying notes which are an integral part of the financial statements.

 78  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Long Positions
Australian 3 Year Treasury
   Bond (Australia)
   expiration date 03/07 (19)                               3,814                 (7)

Australian 10 Year Treasury Bond
   (Australia)
   expiration date 03/07 (10)                               5,647                (15)

Euribor Futures
   expiration date 06/07 (7)                                2,217                 (4)
   expiration date 09/07 (13)                               4,114                (12)
   expiration date 12/07 (7)                                2,215                 (7)
   expiration date 03/08 (2)                                  633                 (1)
   expiration date 06/08 (1)                                  317                 (1)

Euro-Bund Futures (Germany)
   expiration date 03/07 (8)                                1,224                (28)

Euro-Schatz Bond Futures (Germany)
   expiration date 03/07 (10)                               1,364                 (8)
Eurodollar Futures (CME)
   expiration date 01/07 (20)                               4,732                 --
   expiration date 03/07 (71)                              16,806                (58)
   expiration date 06/07 (132)                             31,274                (79)
   expiration date 09/07 (286)                             67,864               (129)
   expiration date 12/07 (279)                             66,297                (69)
   expiration date 03/08 (62)                              14,742                (33)

LIBOR Futures
   expiration date 06/07 (4)                                  925                 (2)
   expiration date 09/07 (6)                                1,388                 (3)
   expiration date 12/07 (2)                                  463                 (1)
   expiration date 03/08 (2)                                  463                 (1)
   expiration date 06/08 (2)                                  463                 (2)
   expiration date 09/08 (2)                                  463                 (2)

Long Gilt Futures (UK)
   expiration date 03/07 (5)                                1,058                (17)

Three Month Short Sterling Interest
   Rate Futures (UK)
   expiration date 03/07 (19)                               4,395                 (9)

United States Treasury 2 Year Notes
   expiration date 03/07 (25)                               5,101                (20)

United States Treasury 5 Year Notes
   expiration date 03/07 (108)                             11,347                (86)

United States Treasury 10 Year Notes
   expiration date 03/07 (28)                               3,009                (26)

------------------------------------------------------------------------------------
                                                                       UNREALIZED
                                                     NOTIONAL         APPRECIATION
FUTURES CONTRACTS                                     AMOUNT         (DEPRECIATION)
(NUMBER OF CONTRACTS)                                    $                  $

United States Treasury Bonds
   expiration date 03/07 (23)                               2,563                (44)

Short Positions
Bankers Acceptance Futures (Canada)
   expiration date 03/07 (19)                               3,906                  3

Euro-Bobl Futures (Germany)
   expiration date 03/07 (53)                               7,605                101

Japanese 10 Year Bond (Japan)
   expiration date 03/07 (6)                                6,750                  1

United States Treasury 2 Year Notes
   expiration date 03/07 (4)                                  816                  2

United States Treasury 5 Year Notes
   expiration date 03/07 (123)                             12,923                 73

United States Treasury 10 Year Notes
   expiration date 03/07 (126)                             13,541                144
                                                                     ---------------

Total Unrealized Appreciation (Depreciation) on
   Open Futures Contracts                                                       (340)
                                                                     ===============

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  79

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
------------------------------------------------------------------------------------
Eurodollar Futures
   Mar 2007 94.75 Put (4)                                     948                 (1)
   Mar 2007 95.25 Put (4)                                     953                 (6)

Swaptions
(Fund Receives/Fund Pays)
   EUR Six Month LIBOR/
   EUR 4.100%
   Jul 2007 0.00 Call (2)                                   2,640                 (9)
   EUR Six Month LIBOR/
   EUR 4.230%
   Jul 2007 0.00 Call (1)                                   1,320                 (6)
   GBP Six Month LIBOR/GBP 4.850%
   Jun 2007 0.00 Call (2)                                     392                 (1)
   USD Three Month LIBOR/
   USD 5.240%
   Feb 2007 0.00 Call (1)                                   1,000                 (8)
   USD Three Month LIBOR/
   USD 5.040%
   Mar 2007 0.00 Call (2)                                   2,000                (10)
   USD Three Month LIBOR/
   USD 5.220%
   Apr 2007 0.00 Call (1)                                   1,000                (11)
   USD Three Month LIBOR/
   USD 5.300%
   May 2007 0.00 Call (1)                                   2,000                (29)
   USD Three Month LIBOR/
   USD 5.315%
   May 2007 0.00 Call (1)                                   2,000                (32)
   USD Three Month LIBOR/
   USD 5.340%
   Jun 2007 0.00 Call (1)                                   2,000                (32)
   USD Three Month LIBOR/
   USD 5.600%
   Jun 2007 0.00 Call (1)                                   2,000                (50)
   USD Three Month LIBOR/
   USD 4.750%
   Jul 2007 0.00 Call (1)                                   1,000                 (4)
   USD Three Month LIBOR/
   USD 5.000%
   Jul 2007 0.00 Call (1)                                   3,000                (24)
   USD Three Month LIBOR/
   USD 5.370%
   Jul 2007 0.00 Call (1)                                   5,000                (87)
   USD Three Month LIBOR/
   USD 5.500%
   Jul 2007 0.00 Call (1)                                   1,100                (30)

------------------------------------------------------------------------------------
                                                     NOTIONAL            MARKET
OPTIONS WRITTEN                                       AMOUNT              VALUE
(NUMBER OF CONTRACTS)                                    $                  $
   USD Three Month LIBOR/
   USD 4.900%
   Aug 2007 0.00 Call (1)                                   1,000                 (7)
   USD Three Month LIBOR/
   USD 5.010%
   Oct 2007 0.00 Call (1)                                   1,000                (11)

United States Treasury Bonds
   Feb 2007 116.00 Call (8)                                   928                 (1)
   Feb 2007 110.00 Put (8)                                    880                 (4)

United States Treasury Notes
   2 Year Futures
   Feb 2007 102.00 Call (168)                              34,272                (73)
   5 Year Futures
   Feb 2007 106.50 Call (42)                                4,473                 (3)
                                                                     ---------------

Total Liability for Options Written
   (premiums received $330)                                                     (439)
                                                                     ===============

See accompanying notes which are an integral part of the financial statements.

 80  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

                   FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
USD           1,138   AUD            1,457    03/22/07                 10
USD           1,142   AUD            1,457    03/22/07                  5
USD             144   BRL              318    02/05/07                  4
USD             132   CAD              149    01/11/07                 (4)
USD              96   CAD              110    03/22/07                 (1)
USD             496   CHF              592    03/22/07                 (7)
USD             111   CNY              859    03/19/07                 --
USD              36   EUR               27    01/30/07                 --
USD             179   EUR              140    03/23/07                  7
USD             193   EUR              150    03/23/07                  6
USD             474   GBP              243    03/22/07                  2
USD           1,394   GBP              712    03/22/07                  1
USD             144   JPY           17,177    01/04/07                 --
USD           1,951   JPY          227,520    02/15/07                (27)
USD             775   JPY           90,270    03/20/07                 (9)
USD             474   NOK            2,906    03/22/07                 (6)
USD             496   NOK            3,036    03/22/07                 (7)
USD             759   NOK            4,640    03/22/07                (12)
USD             557   NZD              811    03/22/07                 12
USD             145   PHP            7,071    03/30/07                 (1)
USD             474   SEK            3,235    03/22/07                  1
USD             495   SEK            3,409    03/22/07                  5
USD           1,883   SEK           12,767    03/22/07                 (9)
USD              42   SGD               65    01/29/07                  1
USD              40   TWD            1,302    02/22/07                 --
BRL           2,105   USD              956    02/02/07                (23)
CAD             131   USD              115    01/11/07                  3
CAD             212   USD              184    01/11/07                  2
CHF             567   USD              474    03/22/07                  5
CHF             602   USD              495    03/22/07                 (3)
CHF           1,883   USD            1,579    03/22/07                 22
EUR             997   USD            1,330    01/23/07                 13
EUR           6,867   USD            9,177    01/23/07                 98
EUR             125   USD              164    01/30/07                 (1)
EUR             358   USD              474    03/22/07                 --
EUR             373   USD              496    03/22/07                  1
EUR           2,075   USD            2,760    03/22/07                 10
GBP               6   USD               12    01/11/07                 --
GBP             254   USD              495    03/22/07                 (3)
JPY          17,177   USD              145    01/04/07                 --
JPY          17,177   USD              145    01/25/07                 --
JPY          18,027   USD              155    01/25/07                  3
JPY          71,049   USD              608    01/25/07                  9
JPY           5,678   USD               50    01/31/07                  2
JPY          17,234   USD              147    02/15/07                  2

                   FOREIGN CURRENCY EXCHANGE CONTRACTS
                                                             UNREALIZED
                                                            APPRECIATION
      AMOUNT                 AMOUNT          SETTLEMENT    (DEPRECIATION)
       SOLD                  BOUGHT             DATE             $
-------------------   --------------------   -----------   --------------
JPY          23,561   USD              204    03/22/07                  4
JPY          54,767   USD              474    03/22/07                  9
JPY          57,342   USD              496    03/22/07                  9
JPY          57,819   USD              495    03/22/07                  4
                                                           --------------

Total Unrealized Appreciation (Depreciation) on Open
  Foreign Currency Exchange Contracts                                 137
                                                           ==============

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  81

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

INDEX SWAP CONTRACTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
                                                    NOTIONAL                                                      APPRECIATION
        FUND RECEIVES                COUNTER         AMOUNT              FUND PAYS              TERMINATION      (DEPRECIATION)
     UNDERLYING SECURITY              PARTY             $              FLOATING RATE                DATE               $
------------------------------   ----------------   ---------   ----------------------------   --------------   ----------------
CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 Bank of America        2,000                                     05/31/07                     3

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 Bank of America        1,000      minus 0.075%                   06/15/07                    --

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 Bank of America          700      minus 0.050%                   06/29/07                     1

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 Bank of America        1,000      minus 0.025%                   07/16/07                     1

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 Bank of America        1,000      minus 0.050%                   07/31/07                     1

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 Bank of America        1,250      minus 0.025%                   09/28/07                     3

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 JP Morgan              1,000      minus 0.075%                   03/31/07                     1

CMBS AAA                                                        CMBS AAA 10 Year Index
   10 Year Index                 JP Morgan                800      minus 0.025%                   05/31/07                     1

Turkish Government                                              Turkish Overnight Index
   Bond                          Citibank               2,768      Tuibon plus 0.750%             07/17/08                     9
                                                                                                                ----------------

Total Unrealized Appreciation (Depreciation) on Open Index Swap Contracts                                                     20
                                                                                                                ================

See accompanying notes which are an integral part of the financial statements.

 82  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

INTEREST RATE SWAPS CONTRACTS
-------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
         COUNTER               NOTIONAL                                                    TERMINATION      VALUE
          PARTY                 AMOUNT          FUND RECEIVES            FUND PAYS             DATE           $
-------------------------   --------------   --------------------   --------------------   ------------   ---------
Bank of America               USD    7,000   5.000%                 Three Month LIBOR        06/21/10            (7)
Bank of America               USD    6,500   5.470%                 Three Month LIBOR        06/14/11            95
Bank of America               USD    1,800   5.550%                 Three Month LIBOR        06/14/16            51
Bank of America               USD    1,500   5.630%                 Three Month LIBOR        06/16/36            71
Barclays Bank PLC             EUR    3,020   3.900%                 Six Month LIBOR          03/20/09           (19)
Barclays Bank PLC             EUR    3,800   4.250%                 Six Month LIBOR          07/20/16            49
Barclays Bank PLC             EUR      280   Six Month LIBOR        4.000%                   03/20/37            17
Barclays Bank PLC             GBP      250   5.100%                 Six Month LIBOR          03/20/12            (6)
Barclays Bank PLC             SEK   35,000   Three Month LIBOR      4.323%                   07/20/16          (424)
Barclays Bank PLC             USD    1,500   5.000%                 Three Month LIBOR        06/20/09            (1)
BNP Paribas                   EUR      500   2.090%                 Consumer Price Index
                                                                    (France)                 10/15/10             8
BNP Paribas                   EUR      260   Six Month LIBOR        4.000%                   03/20/37            16
Citibank                      EUR    1,690   Six Month LIBOR        3.900%                   03/20/12            23
Citibank                      JPY  485,000   1.500%                 Six Month LIBOR          03/20/12            12
Citibank                      JPY  448,000   Six Month LIBOR        1.500%                   03/20/12            (6)
Citibank                      JPY  192,000   1.900%                 Six Month LIBOR          03/20/17             5
Credit Suisse First
   Boston                     EUR   10,670   Six Month LIBOR        3.970%                   02/23/09            46
Credit Suisse First
   Boston                     EUR   11,830   3.950%                 Six Month LIBOR          02/22/12          (126)
Credit Suisse First
   Boston                     EUR      510   4.000%                 Six Month LIBOR          03/20/17           (11)
Credit Suisse First
   Boston                     EUR  12,340   Three Month LIBOR      4.000%                   03/20/17            43
Credit Suisse First
   Boston                     EUR    3,680   Six Month LIBOR        4.080%                   02/22/22            98
Credit Suisse First
   Boston                     EUR       20   Six Month LIBOR        4.000%                   03/20/37             1
Credit Suisse First
   Boston                     GBP      250   Six Month LIBOR        5.100%                   03/20/12            --
Credit Suisse First
   Boston                     GBP      500   Six Month LIBOR        4.900%                   03/20/17            15
Credit Suisse First
   Boston                     USD      640   5.820%                 Three Month LIBOR        09/22/36            57
Credit Suisse First
   Boston                     USD      660   Three Month LIBOR      5.250%                   03/20/37             6
Deutsche Bank                 AUD    1,380   6.200%                 Six Month LIBOR          03/20/12             3
Deutsche Bank                 USD      790   Three Month LIBOR      5.000%                   03/20/12             3
Deutsche Bank                 USD    8,000   5.000%                 Three Month LIBOR        06/20/12           (24)
Deutsche Bank                 USD   12,100   5.100%                 Three Month LIBOR        06/20/14            (8)
HSBC                          GBP    1,700   4.500%                 Six Month LIBOR          12/20/07           (31)
JP Morgan                     GBP      100   Six Month LIBOR        4.000%                   12/15/36            16
JP Morgan                     USD    2,600   5.000%                 Three Month LIBOR        06/20/09            (2)
JP Morgan                     USD    1,100   5.000%                 Three Month LIBOR        06/20/37           (49)
Lehman Brothers               GBP       60   Six Month LIBOR        4.300%                   03/20/37             4
Merrill Lynch                 BRL      200   12.948%                BRCDDEFT Index           01/04/10             1
Merrill Lynch                 GBP      100   4.000%                 Six Month LIBOR          12/15/35            --
Morgan Stanley                EUR      500   6.000%                 Six Month LIBOR          06/18/34           105
Salomon Smith Barney          MXN   33,000   8.100%                 Mexico Interbank 28
                                                                    Day Deposit Rate         07/04/08            35
UBS Securities                USD      900   5.000%                 Three Month LIBOR        06/20/09            (1)
                                                                                                          ---------

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $373                          65
                                                                                                          =========

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  83

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

SCHEDULE OF INVESTMENTS, CONTINUED -- DECEMBER 31, 2006

Amounts in thousands

CREDIT DEFAULT SWAP CONTRACTS
----------------------------------------------------------------------------------------------------------------------
                                                    NOTIONAL          FUND                                 MARKET
          REFERENCE                  COUNTER         AMOUNT     (PAYS)/RECEIVES      TERMINATION           VALUE
            ENTITY                    PARTY             $          FIXED RATE            DATE                $
------------------------------   ----------------   ---------   ----------------   ----------------   ----------------
Anadarko Petroleum Corp.         Goldman Sachs            100        0.150%            03/20/08                     --
Brazilian Government             Salomon Smith
   International Bond            Barney                   800       (1.500%)           08/22/11                     14
Core Investment Grade Bond       Bank of America        3,000       (0.650%)           12/20/16                     22
Dow Jones CDX NA High Yield
   Index                         Lehman Brothers          750       (3.250%)           12/20/11                     16
Ford Motor Company               Merrill Lynch            800        1.700%            06/20/07                      6
GAP, Inc. (The)                  Lehman Brothers          160       (1.240%)           12/20/11                      1
Gaz Capital SA                   Morgan Stanley           200        0.570%            07/20/07                      1
Republic of Indonesia            Lehman Brothers          100        0.400%            12/20/08                     --
Russian Federation               Deutsche Bank          1,000        0.260%            12/20/07                     --
Russian Federation               Morgan Stanley           100        0.460%            06/20/10                     --
SoftBank Corp.                   Deutsche Bank          7,000        2.300%            09/20/07                      1
                                                                                                      ----------------

Total Market Value of Open Credit Default Contracts Premiums Paid (Received) - ($29)                                61
                                                                                                      ================

See accompanying notes which are an integral part of the financial statements.

 84  Core Bond Fund

RUSSELL INVESTMENT FUNDS
CORE BOND FUND

PRESENTATION OF PORTFOLIO HOLDINGS -- DECEMBER 31, 2006 (UNAUDITED)

                                                   % OF
                                                    NET
CATEGORIES                                        ASSETS
-------------------------------------------------------------
Asset-Backed Securities                                   4.7
Certificates of Deposit                                   0.3
Corporate Bonds and Notes                                14.0
International Debt                                        5.8
Loan Agreements                                           0.6
Mortgage-Backed Securities                               48.4
Municipal Bonds                                           0.2
Non-US Bonds                                              0.4
United States Government Agencies                         6.9
United States Government Treasuries                      13.3
Preferred Stocks                                          0.2
Warrants & Rights                                          --*
Options Purchased                                         0.1
Short-Term Investments                                   19.1
Other Securities                                         12.2
                                              ---------------
Total Investments                                       126.2
Other Assets and Liabilities, Net                       (26.2)
                                              ---------------

                                                        100.0
                                              ===============

Futures Contracts                                        (0.1)
Options Written                                          (0.2)
Foreign Currency Exchange Contracts                       0.1
Index Swap Contracts                                       --*
Interest Rate Swaps Contracts                              --*
Credit Default Swaps                                       --*

* Less than .05% of net assets

  See accompanying notes which are an integral part of the financial statements.

                                                              Core Bond Fund  85

RUSSELL INVESTMENT FUNDS

NOTES TO SCHEDULES OF INVESTMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------
FOOTNOTES:

(AE)  Nonincome-producing security.
(o)   Real Estate Investment Trust (REIT).
(sec.)All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(z)   Rate noted is yield-to-maturity from date of acquisition.
(c)   At amortized cost, which approximates market.
(E) Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(I)   Forward commitment.
(f) Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(u)   Bond is insured by a guarantor.
(ae) Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(ffl) In default.
(B)   Illiquid security.
(X) The security is purchased with the cash collateral from the securities loaned.
(N)   All or a portion of the shares of this security are on loan.
(p) Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(A)   Illiquid and restricted security.
(a)   Currency balances were held in connection with futures contracts purchased
      (sold), options written, or swaps entered into by the Fund. See Note 2.

ABBREVIATIONS:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.
ADR - American Depositary Receipt
ADS - American Depositary Share
CIBOR - Copenhagen Interbank Offered Rate
CME - Chicago Mercantile Exchange
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
NIBOR - Norwegian Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities TBA - To Be Announced Security

FOREIGN CURRENCY ABBREVIATIONS:

   ARS - Argentine peso                    GBP - British pound sterling            PHP - Philippine peso
   AUD - Australian dollar                 HKD - Hong Kong dollar                  PLN - Polish zloty
   BRL - Brazilian real                    HUF - Hungarian forint                  RUB - Russian ruble
   CAD - Canadian dollar                   IDR - Indonesian rupiah                 SEK - Swedish krona
   CHF - Swiss franc                       ILS - Israeli shekel                    SGD - Singapore dollar
   CLP - Chilean peso                      INR - Indian rupee                      SKK - Slovakian koruna
   CNY - Chinese renminbi yuan             JPY - Japanese yen                      THB - Thai baht
   COP - Colombian peso                    KES - Kenyan schilling                  TRY - Turkish lira
   CRC - Costa Rica colon                  KRW - South Korean won                  TWD - Taiwanese dollar
   CZK - Czech koruna                      MXN - Mexican peso                      USD - United States dollar
   DKK - Danish krone                      MYR - Malaysian ringgit                 VEB - Venezuelan bolivar
   EGP - Egyptian pound                    NOK - Norweigian krone                  VND - Vietnamese dong
   EUR - Euro                              NZD - New Zealand dollar                ZAR - South African rand
                                           PEN - Peruvian nouveau sol

 86  Notes to Schedules of Investments

RUSSELL INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES -- DECEMBER 31, 2006

                                      MULTI-STYLE      AGGRESSIVE       NON-U.S.        REAL ESTATE        CORE BOND
AMOUNTS IN THOUSANDS                  EQUITY FUND     EQUITY FUND         FUND        SECURITIES FUND         FUND
-----------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at identified cost       $    410,692    $    269,978    $    367,270     $    473,788      $      334,072
-----------------------------------------------------------------------------------------------------------------------
Investments, at market***                  460,779         292,392         430,286          701,533             335,544
Cash                                            --              --              86               --                  --
Cash (restricted)                               --              --           1,521               --                  --
Foreign currency holdings*                      --              --           1,084               --               1,218
Unrealized appreciation on foreign
   currency exchange contracts                  --              --             838               --                 250
Receivables:
      Dividends and interest                   488             220             250            3,691               1,498
      Dividends from affiliated
         money market funds                     84              64             130               89                 108
      Investments sold                       1,854           1,206           1,360            2,069              13,881
      Fund shares sold                          47               4             320              682                 534
      Foreign taxes recoverable                 --              --              29               --                  --
      From Manager                               2              14               2                2                  14
      Variation margin on futures
         contracts                              --              --              --               --                 524
Prepaid expenses                                 2               1              19                2                  --
Unrealized appreciation on index
   swap contracts                               --              --              --               --                  20
Interest rate swap contracts, at
   market value****                             --              --              --               --                 780
Credit default swap contracts, at
   market value*****                            --              --              --               --                  61
                                      ------------    ------------    ------------     ------------      --------------
Total assets                               463,256         293,901         435,925          708,068             354,432
                                      ------------    ------------    ------------     ------------      --------------

LIABILITIES
Payables:
      Due to Custodian                          --              --              --               --                  25
      Investments purchased                  2,927           1,799           1,446            2,343              54,596
      Fund shares redeemed                      73             146              20              660                  11
      Accrued fees to affiliates               279             192             309              456                 137
      Other accrued expenses                    84              78             173               66                  62
      Variation margin on futures
         contracts                             115              69              49               --                  34
Unrealized depreciation on foreign
   currency exchange contracts                  --              --             958               --                 113
Options written, at market value**              --              --             317               --                 439
Payable upon return of securities
   loaned                                   42,271          67,971          62,769           79,066              32,517
Interest rate swap contracts, at
   market value****                             --              --              --               --                 715
                                      ------------    ------------    ------------     ------------      --------------
Total liabilities                           45,749          70,255          66,041           82,591              88,649
                                      ------------    ------------    ------------     ------------      --------------

NET ASSETS                            $    417,507    $    223,646    $    369,884     $    625,477      $      265,783
                                      ============    ============    ============     ============      ==============

  See accompanying notes which are an integral part of the financial statements.

                                         Statement of Assets and Liabilities  87

RUSSELL INVESTMENT FUNDS

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED -- DECEMBER 31, 2006

                                       MULTI-STYLE        AGGRESSIVE         NON-U.S.         REAL ESTATE         CORE BOND
AMOUNTS IN THOUSANDS                   EQUITY FUND       EQUITY FUND           FUND         SECURITIES FUND          FUND
-------------------------------------------------------------------------------------------------------------------------------
Net Assets Consist of:
Undistributed (overdistributed)
   net investment income              $        1,142    $           --    $         (687)   $           --     $             54
Accumulated net realized gain
   (loss)                                    (23,297)            8,371            33,063             8,325               (3,238)

Unrealized appreciation
(depreciation) on:
      Investments                             50,087            22,414            63,016           227,745                1,472
      Futures contracts                         (153)              (67)              451                --                 (340)
      Options written                             --                --               (11)               --                 (109)
      Credit default swap
         contracts                                --                --                --                --                   90
      Index swap contracts                        --                --                --                --                   20
      Interest rate swap contracts                --                --                --                --                 (308)
      Foreign currency-related
         transactions                             --                --              (107)               --                  103
Shares of beneficial interest                    280               155               246               293                  262
Additional paid-in capital                   389,448           192,773           273,913           389,114              267,777
                                      --------------    --------------    --------------    --------------     ----------------
NET ASSETS                            $      417,507    $      223,646    $      369,884    $      625,477     $        265,783
                                      ==============    ==============    ==============    ==============     ================

NET ASSET VALUE, offering and
redemption price per share:

Net asset value per share******       $        14.93    $        14.45    $        15.01    $        21.34     $          10.14
      Net assets                      $  417,507,065    $  223,645,757    $  369,883,547    $  625,477,130     $    265,782,527
      Shares outstanding ($.01 par
         value)                           27,968,198        15,482,422        24,639,479        29,308,364           26,223,612
-------------------------------------------------------------------------------------------------------------------------------

Amounts in thousands
* Foreign currency holdings - cost    $           --    $           --    $        1,074    $           --     $          1,229
** Premiums received on options
   written                            $           --    $           --    $          306    $           --     $            330
*** Securities on loan included in
   investments                        $       41,070    $       65,667    $       60,540    $       77,419     $         31,820
**** Interest rate swap contracts
   - premiums paid (received)         $           --    $           --    $           --    $           --     $            373
***** Credit default swap
   contracts - premiums paid
   (received)                         $           --    $           --    $           --    $           --     $            (29)

****** Net asset value per share equals net assets divided by shares of beneficial interest outstanding

See accompanying notes which are an integral part of the financial statements.

 88  Statement of Assets and Liabilities

RUSSELL INVESTMENT FUNDS

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2006

                                                       AGGRESSIVE
                                      MULTI-STYLE        EQUITY         NON-U.S.        REAL ESTATE        CORE BOND
AMOUNTS IN THOUSANDS                  EQUITY FUND         FUND            FUND        SECURITIES FUND         FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Dividends                       $      6,132    $      1,868    $      8,327     $     13,697      $          105
      Dividends from affiliated
         money market funds                    955             581           1,307              867               1,323
      Interest                                  50              30             122               --              10,717
      Securities lending income                 45             211             382               63                  12
      Less foreign taxes withheld               --              --            (607)              --                  --
                                      ------------    ------------    ------------     ------------      --------------
Total investment income                      7,182           2,690           9,531           14,627              12,157
                                      ------------    ------------    ------------     ------------      --------------

EXPENSES
      Management fees                        2,956           2,121           3,250            4,497               1,431
      Custodian fees                           235             290             768              167                 229
      Transfer agent fees                       17              10              15               23                  10
      Professional fees                         73              57              85               69                  46
      Trustees' fees                            10               6               9               13                   6
      Printing fees                              7               3               6                8                   4
      Miscellaneous                             15               8              18               20                   9
                                      ------------    ------------    ------------     ------------      --------------
      Expenses before reductions             3,313           2,495           4,151            4,797               1,735
      Expense reductions                       (27)           (157)           (231)             (11)                (77)
                                      ------------    ------------    ------------     ------------      --------------
      Net expenses                           3,286           2,338           3,920            4,786               1,658
                                      ------------    ------------    ------------     ------------      --------------
Net investment income (loss)                 3,896             352           5,611            9,841              10,499
                                      ------------    ------------    ------------     ------------      --------------

NET REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:
      Investments                           26,919          35,391          63,853           48,221                (465)
      Futures contracts                      1,318             793             512               --                (587)
      Options written                           --              --            (258)              --                 309
      Credit default swap
         contracts                              --              --              --               --                 (54)
      Index swap contracts                      --              --             469               --                  (1)
      Interest rate swap contracts              --              --              --               --                (552)
      Foreign currency-related
         transactions                           --              --           1,393               --                (666)
                                      ------------    ------------    ------------     ------------      --------------
      Net realized gain (loss)              28,237          36,184          65,969           48,221              (2,016)
                                      ------------    ------------    ------------     ------------      --------------
Net change in unrealized
   appreciation (depreciation) on:
      Investments                           13,777          (6,896)           (655)         101,743               1,145
      Futures contracts                         24              94             130               --                (414)
      Options written                           --              --             (12)              --                (150)
      Credit default swap
         contracts                              --              --              --               --                  90
      Index swap contracts                      --              --             (45)              --                  20
      Interest rate swap contracts              --              --              --               --                (344)
      Foreign currency-related
         transactions                           --              --              59               --                  92
                                      ------------    ------------    ------------     ------------      --------------
      Net change in unrealized
         appreciation
         (depreciation)                     13,801          (6,802)           (523)         101,743                 439
                                      ------------    ------------    ------------     ------------      --------------
      Net realized and unrealized
         gain (loss)                        42,038          29,382          65,446          149,964              (1,577)
                                      ------------    ------------    ------------     ------------      --------------
NET INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                $     45,934    $     29,734    $     71,057     $    159,805      $        8,922
                                      ============    ============    ============     ============      ==============

  See accompanying notes which are an integral part of the financial statements.

                                                     Statement of Operations  89

RUSSELL INVESTMENT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31,

                                           MULTI-STYLE
                                           EQUITY FUND
                                  ------------------------------
AMOUNTS IN THOUSANDS                  2006             2005
----------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS

OPERATIONS
      Net investment income
       (loss)                     $      3,896    $        3,158
      Net realized gain (loss)          28,237            29,276
      Net change in unrealized
       appreciation
       (depreciation)                   13,801            (8,211)
                                  ------------    --------------
Net increase (decrease) in net
  assets from operations                45,934            24,223
                                  ------------    --------------
DISTRIBUTIONS
      From net investment
       income                           (3,606)           (3,627)
      From net realized gain                --                --
                                  ------------    --------------
Net decrease in net assets
  from distributions                    (3,606)           (3,627)
                                  ------------    --------------
SHARE TRANSACTIONS
      Net increase (decrease)
       in net assets from
       share transactions               25,520            (3,696)
                                  ------------    --------------
TOTAL NET INCREASE (DECREASE)
   IN NET ASSETS                        67,848            16,900

NET ASSETS
      Beginning of period              349,659           332,759
                                  ------------    --------------
      End of period               $    417,507    $      349,659
                                  ============    ==============
      Undistributed
       (overdistributed) net
       investment income
       included in net assets     $      1,142    $          852

See accompanying notes which are an integral part of the financial statements.

 90  Statements of Changes in Net Assets

                   AGGRESSIVE EQUITY                                NON-U.S.                          REAL ESTATE
                          FUND                                        FUND                          SECURITIES FUND
    ------------------------------------------------    --------------------------------    --------------------------------
                 2006                      2005              2006              2005              2006              2005
----------------------------------------------------------------------------------------------------------------------------

    $                          352    $          404    $        5,611    $        3,842    $        9,841    $        7,632
                            36,184            16,846            65,969            23,903            48,221            38,341
                            (6,802)           (4,751)             (523)            9,254           101,743             7,220
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                            29,734            12,499            71,057            36,999           159,805            53,193
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                              (423)             (355)           (8,763)           (4,388)          (10,448)           (8,794)
                           (30,314)          (18,690)           (7,690)               --           (44,446)          (38,314)
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                           (30,737)          (19,045)          (16,453)           (4,388)          (54,894)          (47,108)
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                            20,357            15,255            13,019            10,884            77,474            57,274
    ------------------------------    --------------    --------------    --------------    --------------    --------------
                            19,354             8,709            67,623            43,495           182,385            63,359

                           204,292           195,583           302,261           258,766           443,092           379,733
    ------------------------------    --------------    --------------    --------------    --------------    --------------
    $                      223,646    $      204,292    $      369,884    $      302,261    $      625,477    $      443,092
    ==============================    ==============    ==============    ==============    ==============    ==============
    $                           --    $           --    $         (687)   $       (1,442)   $           --    $           --

                CORE BOND
                   FUND
     --------------------------------
          2006              2005
-------------------------------------
     $       10,499    $        7,313
             (2,016)           (1,000)
                439            (2,319)
     --------------    --------------
              8,922             3,994
     --------------    --------------
            (10,963)           (7,205)
                 --            (1,809)
     --------------    --------------
            (10,963)           (9,014)
     --------------    --------------
             51,050            45,943
     --------------    --------------
             49,009            40,923
            216,774           175,851
     --------------    --------------
     $      265,783    $      216,774
     ==============    ==============
     $           54    $          299

  See accompanying notes which are an integral part of the financial statements.

                                         Statements of Changes in Net Assets  91

RUSSELL INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS -- FOR THE YEARS ENDED

For a Share Outstanding Throughout Each Period.

                                                  $                  $                  $                  $
                                           NET ASSET VALUE,         NET            NET REALIZED       TOTAL INCOME
                                             BEGINNING OF        INVESTMENT       AND UNREALIZED      (LOSS) FROM
                                                PERIOD        INCOME (LOSS)(A)     GAIN (LOSS)         OPERATIONS
--------------------------------------------------------------------------------------------------------------------
MULTI-STYLE EQUITY FUND
December 31, 2006                                13.37                .14               1.55               1.69
December 31, 2005                                12.60                .12                .79                .91
December 31, 2004                                11.56                .11               1.02               1.13
December 31, 2003                                 9.04                .08               2.51               2.59
December 31, 2002                                11.84                .06              (2.80)             (2.74)
--------------------------------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND
December 31, 2006                                14.40                .03               2.10               2.13
December 31, 2005                                14.90                .03                .90                .93
December 31, 2004                                13.47                .02               1.95               1.97
December 31, 2003                                 9.26                .01               4.21               4.22
December 31, 2002                                11.44               (.02)             (2.16)             (2.18)
--------------------------------------------------------------------------------------------------------------------
NON-U.S. FUND
December 31, 2006                                12.68                .23               2.75               2.98
December 31, 2005                                11.33                .16               1.38               1.54
December 31, 2004                                 9.76                .11               1.66               1.77
December 31, 2003                                 7.20                .09               2.69               2.78
December 31, 2002                                 8.64                .06              (1.37)             (1.31)
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
December 31, 2006                                17.28                .37               5.72               6.09
December 31, 2005                                17.09                .32               1.82               2.14
December 31, 2004                                13.71                .36               4.33               4.69
December 31, 2003                                10.51                .55               3.28               3.83
December 31, 2002                                10.75                .54               (.13)               .41
--------------------------------------------------------------------------------------------------------------------
CORE BOND FUND
December 31, 2006                                10.23                .45               (.08)               .37
December 31, 2005                                10.50                .38               (.17)               .21
December 31, 2004                                10.47                .24                .24                .48
December 31, 2003                                10.43                .31                .31                .62
December 31, 2002                                10.13                .36                .52                .88
--------------------------------------------------------------------------------------------------------------------

                                                  $                  $
                                            DISTRIBUTIONS      DISTRIBUTIONS            $
                                              FROM NET            FROM NET          RETURN OF
                                          INVESTMENT INCOME    REALIZED GAIN         CAPITAL
--------------------------------------------------------------------------------------------
MULTI-STYLE EQUITY FUND
December 31, 2006                                (.13)                 --                 --
December 31, 2005                                (.14)                 --                 --
December 31, 2004                                (.09)                 --                 --
December 31, 2003                                (.07)                 --                 --
December 31, 2002                                (.06)                 --                 --
--------------------------------------------------------------------------------------------
AGGRESSIVE EQUITY FUND
December 31, 2006                                (.03)              (2.05)                --
December 31, 2005                                (.03)              (1.40)                --
December 31, 2004                                (.02)               (.52)                --
December 31, 2003                                (.01)                 --                 --
December 31, 2002                                  --                  --                 --
--------------------------------------------------------------------------------------------
NON-U.S. FUND
December 31, 2006                                (.35)               (.30)                --
December 31, 2005                                (.19)                 --                 --
December 31, 2004                                (.20)                 --                 --
December 31, 2003                                (.22)                 --                 --
December 31, 2002                                (.13)                 --                 --
--------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
December 31, 2006                                (.39)              (1.64)                --
December 31, 2005                                (.37)              (1.58)                --
December 31, 2004                                (.36)               (.95)                --
December 31, 2003                                (.61)                 --               (.02)
December 31, 2002                                (.57)               (.08)                --
--------------------------------------------------------------------------------------------
CORE BOND FUND
December 31, 2006                                (.46)                 --                 --
December 31, 2005                                (.37)               (.11)                --
December 31, 2004                                (.26)               (.19)                --
December 31, 2003                                (.38)               (.20)                --
December 31, 2002                                (.30)               (.28)                --
--------------------------------------------------------------------------------------------

(a)   Average month-end shares were used for this calculation.
(b) May reflect amounts waived and/or reimbursed by RIMCo as the manager and transfer agent, and custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

 92  Financial Highlights

                                                                                        %                   %
                                                                    $           RATIO OF EXPENSES   RATIO OF EXPENSES
           $                  $                  %           NET ASSETS, END       TO AVERAGE          TO AVERAGE
         TOTAL         NET ASSET VALUE,        TOTAL            OF PERIOD          NET ASSETS,         NET ASSETS,
     DISTRIBUTIONS      END OF PERIOD          RETURN             (000)              NET(B)               GROSS
---------------------------------------------------------------------------------------------------------------------
          (.13)             14.93               12.75            417,507               .87                  .87
          (.14)             13.37                7.27            349,659               .83                  .87
          (.09)             12.60                9.81            332,759               .87                  .88
          (.07)             11.56               28.86            296,767               .87                  .95
          (.06)              9.04              (23.19)           206,794               .92                  .99
---------------------------------------------------------------------------------------------------------------------
         (2.08)             14.45               14.79            223,646              1.05                 1.12
         (1.43)             14.40                6.36            204,292               .99                 1.13
          (.54)             14.90               14.73            195,583              1.05                 1.17
          (.01)             13.47               45.60            166,385              1.06                 1.26
            --               9.26              (19.06)            97,794              1.25                 1.36
---------------------------------------------------------------------------------------------------------------------
          (.65)             15.01               23.64            369,884              1.15                 1.21
          (.19)             12.68               13.69            302,261              1.12                 1.26
          (.20)             11.33               18.30            258,766              1.15                 1.28
          (.22)              9.76               38.78            206,619              1.16                 1.41
          (.13)              7.20              (15.15)           137,840              1.30                 1.48
---------------------------------------------------------------------------------------------------------------------
         (2.03)             21.34               35.84            625,477               .90                  .91
         (1.95)             17.28               12.96            443,092               .91                  .91
         (1.31)             17.09               34.88            379,733               .92                  .92
          (.63)             13.71               37.21            254,691               .95                  .95
          (.65)             10.51                3.80            160,176               .99                  .99
---------------------------------------------------------------------------------------------------------------------
          (.46)             10.14                3.72            265,783               .70                  .73
          (.48)             10.23                2.01            216,774               .70                  .72
          (.45)             10.50                4.66            175,851               .70                  .73
          (.58)             10.47                6.15            147,202               .71                  .78
          (.58)             10.43                8.84            140,280               .80                  .80
---------------------------------------------------------------------------------------------------------------------

             %
       RATIO OF NET
     INVESTMENT INCOME          %
        TO AVERAGE          PORTFOLIO
       NET ASSETS(B)      TURNOVER RATE
---------------------------------------
           1.03               128.33
            .94               130.00
            .96               123.29
            .82               107.67
            .61               145.90
---------------------------------------
            .16               183.55
            .21               130.09
            .17               150.26
            .10               138.95
           (.17)              139.24
---------------------------------------
           1.64               110.77
           1.41                87.98
           1.11                73.45
           1.14                50.29
            .77                60.98
---------------------------------------
           1.86                52.63
           1.86                64.24
           2.43                47.21
           4.66                38.84
           5.01                55.43
---------------------------------------
           4.40               452.50
           3.70               192.66
           2.41               216.23
           2.86               232.64
           3.52               207.60
---------------------------------------

  See accompanying notes which are an integral part of the financial statements.

                                                        Financial Highlights  93

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

--------------------------------------------------------------------------------
1. ORGANIZATION

   Russell Investment Funds (the "Investment Company") is a series investment company with five different investment portfolios referred to as Funds. These financial statements report on all five of the Funds. The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under a master trust agreement dated July 11, 1996. The Investment Company's master trust agreement permits the Board of Trustees (the "Board") to issue an unlimited number of shares of beneficial interest at a $.01 par value per share.

2. SIGNIFICANT ACCOUNTING POLICIES

   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

   Security Valuation

   The Funds value portfolio securities according to Board-approved Securities Valuation Procedures, including Market Value Procedures, Fair Value Procedures and Pricing Services. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the Securities Valuation Procedures to Russell Investment Management Company ("RIMCo" or "Manager"). On July 1, 2006, Frank Russell Investment Management Company changed its name to RIMCo.

   Ordinarily, the Funds value each portfolio security based on market quotations provided by Pricing Services or alternative pricing services or dealers (when permitted by the Market Value Procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

   - US listed equities; equity and fixed income options: Last sale price; last bid price if no last sale price;

   - US over-the-counter equities: Official closing price; last bid price if no closing price;

   - Listed ADRs/GDRs: Last sale price; last bid price if no sales;

   - Municipal bonds, US bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;

   - Futures: Settlement price.

   - Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier.

   - The value of swap agreements are equal to the Funds' obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

   - Equity securities traded on a national securities foreign exchange or an over-the-counter market (foreign or domestic) are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

   If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security's fair value, as determined in accordance with the Fair Value Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. The Fair Value Procedures may involve subjective judgments as to the fair value of securities. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Funds' Board of Trustees believes reflects fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would

 94  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

   This policy is intended to assure that the Funds' net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund's net asset value. Funds that invest primarily in frequently traded exchange listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the Fair Value Procedures as the movement by any two of four major US Indexes greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

   Because foreign securities can trade on non-business days, the net asset value of a Fund's portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

   In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosure.

   Investment Transactions

   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

   Investment Income

   Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

   Federal Income Taxes

   Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other Funds.

   It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

   In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

   Dividends and Distributions to Shareholders

   For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the

                                               Notes to Financial Statements  95

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

   Expenses

   The Funds will pay their own expenses other than those expressly assumed by RIMCo. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

   Foreign Currency Translations

   The books and records of the Funds are maintained in US dollars. Foreign currency amounts and transactions of the Funds are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

   The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   Capital Gains Taxes

   The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Non-U.S. Fund, if applicable. The amounts related to capital gains taxes are included in net realized gain
   (loss) on investments in the Statement of Operations for the Fund. The Non-U.S. Fund had no deferred tax liability or capital gains taxes for the period ended December 31, 2006.

   Derivatives

   To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds' Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, swaptions, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment strategies.

   The Funds typically use derivatives in two ways: hedging and return enhancement. The Funds may use a hedging strategy for their cash reserves to achieve a strategy of being fully invested by exposing those reserves to the performance of appropriate markets by purchasing equity or fixed income securities, as appropriate, and/or derivatives. Hedging is also used by some

 96  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   Foreign Currency Exchange Contracts

   In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Non-U.S. and Core Bond Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Non-U.S. and Core Bond Funds may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Non-U.S. and Core Bond Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open contracts at December 31, 2006 are presented on the Schedule of Investments for the Non-U.S. and Core Bond Funds.

   Forward Commitments

   The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   Loan Agreements

   The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. For the period ended December 31, 2006, there were no unfunded loan commitments in the Core Bond Fund.

   Options

   The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

   Whether an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain

                                               Notes to Financial Statements  97

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Funds' use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

   Futures Contracts

   The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds' exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are made as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of December 31, 2006, included in the Statement of Assets and Liabilities, the Non-U.S. Fund had cash collateral balances of $1,520,911 in connection with futures contracts purchased (sold).

   Swap Agreements

   The Funds may enter into several different types of agreements including interest rate, index, credit default and currency swaps.

   The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds' investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a "notional amount" (i.e. a specified dollar amount that is hypothetically invested in a "basket" of securities representing a particular index). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Funds are exposed to credit risk in the event of non-performance by the swap counterparties; however, the Funds do not anticipate non-performance by the counterparties.

   The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When the Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

   Interest rate swaps are a counterparty agreement and can be customized to meet each party's needs and involves the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

   The Funds expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The net amount of the excess, if any, of the Funds' obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. To the extent that the Funds enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds'

 98  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

   Investments in Emerging Markets

   Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

   Mortgage-Related and Other Asset-Backed Securities

   The Core Bond Fund may invest in mortgage or other asset-backed securities. Theses securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

   One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

   Inflation-Indexed Bonds

   The Core Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

   Guarantees

   In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3. INVESTMENT TRANSACTIONS

   Securities

   During the period ended December 31, 2006, purchases and sales of investment securities (excluding US Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

   FUNDS                                       PURCHASES               SALES
   --------------------------------------------------------------------------------
   Multi-Style Equity                     $       486,866,474   $       459,995,990
   Aggressive Equity                              384,684,905           393,988,508
   Non-U.S.                                       347,086,993           350,494,257
   Real Estate Securities                         298,237,259           270,627,617
   Core Bond                                      745,080,018           642,421,139

                                               Notes to Financial Statements  99

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   Purchases and sales of US Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

   FUND                                        PURCHASES               SALES
   --------------------------------------------------------------------------------
   Core Bond                              $       251,083,741   $       273,936,652

   Written Options Contracts

   Transactions in written options contracts for the period ended December 31, 2006 were as follows:

                                                       NON-U.S. FUND                                 CORE BOND FUND
                                         ------------------------------------------    ------------------------------------------
                                              NUMBER OF              PREMIUMS               NUMBER OF              PREMIUMS
                                              CONTRACTS              RECEIVED               CONTRACTS              RECEIVED
   ------------------------------------------------------------------------------------------------------------------------------
   Outstanding December 31, 2005                          11    $            42,642                    183    $           184,555
   Opened                                                519              2,592,472                    856                497,825
   Closed                                               (465)            (2,298,266)                  (554)              (218,211)
   Expired                                                (5)               (30,794)                  (232)              (134,373)
                                         -------------------    -------------------    -------------------    -------------------
   Outstanding December 31, 2006                          60    $           306,054                    253    $           329,796
                                         ===================    ===================    ===================    ===================

   Securities Lending

   The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. The Fund receives cash (US currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Corporation ("State Street") in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedule of Investments. The collateral received is recorded on a lending Fund's statement of assets and liabilities along with the related obligation to return the collateral.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for Non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

   As of December 31, 2006, the non-cash collateral received for the securities on loan in the Non-U.S. Fund was $464,428. The non-cash collateral consists of a pool of US Government securities.

4. RELATED PARTY TRANSACTIONS, FEES AND EXPENSES

   Manager

   RIMCo manages all of the Funds which comprise the Investment Company. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides money manager evaluation services to RIMCo.

   The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses), and also may invest a portion of the collateral received from the Investment Company's securities lending program in the Russell Investment Company ("RIC") Money Market Fund. RIC is a registered investment company that employs the same investment adviser as the Investment Company. On July 1, 2006, Frank Russell Investment Company changed its name to Russell Investment Company ("RIC"). As of December 31, 2006, $98,832,000 of the Money Market Fund's net assets represents investments by the Funds.

   The management fees are based upon the average daily net assets of each Fund and the rates specified in the table below are payable monthly and total $14,254,592 for the period ended December 31, 2006.

 100  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   FUNDS                                   ANNUAL RATE
   -----------------------------------------------------
   Multi-Style Equity                          0.78%
   Aggressive Equity                           0.95
   Non-U.S.                                    0.95
   Real Estate Securities                      0.85
   Core Bond                                   0.60

   RIMCo has contractually agreed to waive, at least until April 30, 2007, a portion of its management fee for each Fund, up to the full amount of its fee, equal to the amount by which the Fund's total operating expenses exceed a specified percentage of a Fund's average net assets on an annual basis and to reimburse each Fund for all remaining expenses, after fee waivers, that exceed such percentages. There were no contractual reimbursements for the period ended December 31, 2006. The expense caps and management fees waived for the period ended December 31, 2006 were as follows:

                                                             MANAGEMENT
   FUNDS                                   EXPENSE CAP      FEES WAIVED
   ----------------------------------------------------------------------
   Multi-Style Equity                          0.87%       $       17,280
   Aggressive Equity                           1.05               150,505
   Non-U.S.                                    1.15               217,375
   Real Estate Securities                      1.10                    --
   Core Bond                                   0.70                50,844

   RIMCo does not have the ability to recover amounts waived or reimbursed from previous periods.

   Effective August 1, 2006, the Manager has voluntarily agreed to temporarily waive a portion of the Fund's advisory fee equal to the advisory fee paid by the Fund to the Money Market Fund. For the period ended December 31, 2006, the advisory fees waived are as follows:

   FUNDS                                       AMOUNT
   -------------------------------------------------------
   Multi-Style Equity                     $          8,701
   Aggressive Equity                                 5,140
   Non-U.S.                                         12,146
   Real Estate Securities                            7,952
   Core Bond                                        10,881

   Custodian

   The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. For the period ended December 31, 2006, the Funds' custodian fees were reduced by the following amounts under these arrangements:

                                           CUSTODY CREDIT
   FUNDS                                       AMOUNT
   -------------------------------------------------------
   Multi-Style Equity                     $          1,488
   Aggressive Equity                                 1,725
   Non-U.S.                                          1,728
   Real Estate Securities                            3,041
   Core Bond                                        15,311

   Transfer Agent

   RIMCo serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo is paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees for the Funds for the period ended December 31, 2006 were $75,322.

   Distributor

   Russell Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of RIMCo, is the principal underwriter for Investment Company shares. The Distributor receives no compensation from the Investment Company for its services.

                                              Notes to Financial Statements  101

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   Brokerage Commissions

   The Funds will effect certain transactions through Russell Implementation Services Inc. ("RIS") (On July 1, 2006 Frank Russell Securities, Inc. ("FRS") changed its name to Russell Implementation Services) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are used (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions, (ii) to execute portfolio securities transactions selected by money managers or (iii) beginning in early 2006, to execute portfolio securities transactions for each Fund's assets that RIMCo determines not to allocate to money managers, including assets allocated to the "select holdings" strategy, and for each Fund's cash reserves. Effective January 1, 2006, the Funds began transitioning trades used to obtain research services and to generate commission rebates from RIS and LJR (as defined and described more fully below). During the transition, some of these trades may continue to be executed through RIS. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through RIS and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. Research services provided to RIMCo by RIS or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by non-affiliated brokers.

   The Funds effect transactions though Lynch, Jones & Ryan, Inc. ("LJR") and its global network of correspondent brokers. LJR is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through LJR and its correspondents are used (i) to obtain research services for RIMCo to assist it in its capacity as a manager of managers and (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain research services for RIMCo or to generate commission rebates to the Funds, the Funds' money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through LJR and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through LJR based upon asset class, investment style and other factors. Research services provided to RIMCo by LJR or other brokers include performance measurement statistics, fund analytics systems and market monitoring systems. Research services will generally be obtained from unaffiliated third parties at market rates. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within the Investment Company and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients.

   LJR also may rebate to the Funds a portion of commissions earned on certain trading by the Funds through RIS, LJR and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo's research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

   Amounts retained by RIS for the period ended December 31, 2006 were as follows:

   FUNDS                                       AMOUNT
   -------------------------------------------------------
   Multi-Style Equity                     $            118
   Aggressive Equity                                   426
   Real Estate Securities                               42

   Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to RIMCo.

   Accrued fees payable to affiliates as of December 31, 2006 were as follows:

                                                                                                REAL ESTATE
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY       NON-U.S.          SECURITIES         CORE BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Management fees                 $        275,650    $        189,488    $        305,433   $        450,658   $        134,687
   Transfer agent fees                        1,540                 869               1,389              2,284                966
   Trustee fees                               2,112               1,238               1,866              2,898              1,331
                                   ----------------    ----------------    ----------------   ----------------   ----------------
                                   $        279,302    $        191,595    $        308,688   $        455,840   $        136,984
                                   ================    ================    ================   ================   ================

 102  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   Board of Trustees

   The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 Funds, and Russell Investment Funds ("RIF"), which has five Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $52,000 per year, $6,500 ($5,000 prior to January 1, 2006) for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $500 fee for attending the meetings (quarterly, special, committee) by phone instead of receiving the full fee had the member attended in person. Trustees' out of pocket expenses are also paid by the Russell Fund Complex. During the period, the Audit Committee Chair was paid a fee of $12,000 per year and the Nominating and Governance Committee chair and Investment Committee chair were each paid a fee of $6,000 per year. The chair person of the Board receives additional annual compensation of $52,000.

5. FEDERAL INCOME TAXES

   At December 31, 2006, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

   FUNDS                                     12/31/10         12/31/11         12/31/12         12/31/13         12/31/14
   -------------------------------------------------------------------------------------------------------------------------
   Multi-Style Equity                     $   17,458,223   $    3,302,725   $           --   $           --
   Core Bond                                          --               --               --          305,131        3,005,117

   FUNDS                                      TOTALS
   -----------------------------------------------------
   Multi-Style Equity                     $   20,760,948
   Core Bond                                   3,310,248

   At December 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                                                                REAL ESTATE
                                  MULTI-STYLE EQUITY   AGGRESSIVE EQUITY       NON-U.S.          SECURITIES         CORE BOND
   ------------------------------------------------------------------------------------------------------------------------------
   Cost of Investments             $    413,380,891    $    271,664,069    $    370,960,839   $    474,561,313   $    334,174,455
                                   ================    ================    ================   ================   ================
   Unrealized Appreciation               51,850,425          25,227,599          61,607,464        228,322,546          5,682,075
   Unrealized Depreciation               (4,452,278)         (4,499,573)         (2,282,368)        (1,351,252)        (4,312,768)
                                   ----------------    ----------------    ----------------   ----------------   ----------------
   Net Unrealized Appreciation
     (Depreciation)                $     47,398,147    $     20,728,026    $     59,325,096   $    226,971,294   $      1,369,307
                                   ================    ================    ================   ================   ================
   Undistributed Ordinary Income   $      1,142,085    $      4,914,720    $      1,126,062   $      1,403,817   $          5,986
   Undistributed Long-Term
     Capital Gains (Capital Loss
     Carryforward)                 $    (20,760,948)   $      5,075,450    $     34,804,823   $      7,694,800   $     (3,310,248)
   Tax Composition of
      Distributions
   Ordinary Income                 $      3,605,269    $      6,356,407    $      8,763,076   $     20,003,671   $     10,962,338
   Long-Term Capital Gains         $             --    $     24,380,742    $      7,689,262   $     34,889,975   $             --

   As permitted by tax regulations, the Core Bond Fund intends to defer a net realized capital loss of $191,798 incurred from November 1, 2006 to December 31, 2006.

                                              Notes to Financial Statements  103

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

6. FUND SHARE TRANSACTIONS (amounts in thousands)

   Share transactions for the periods ended December 31, 2006 and December 31, 2005 were as follows:

                                                                 SHARES                                  DOLLARS
                                                  -------------------------------------   -------------------------------------
                                                        2006                2005                2006                2005
                                                  -----------------   -----------------   -----------------   -----------------
      Multi-Style Equity Fund
      Proceeds from shares sold                               3,072               3,229   $          43,060   $          41,168
      Proceeds from reinvestment of
         distributions                                          259                 288               3,605               3,627
      Payments for shares redeemed                           (1,514)             (3,769)            (21,145)            (48,491)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           1,817                (252)  $          25,520   $          (3,696)
                                                  =================   =================   =================   =================

      Aggressive Equity Fund
      Proceeds from shares sold                               2,111               1,195   $          32,794   $          17,241
      Proceeds from reinvestment of
         distributions                                        2,097               1,312              30,737              19,045
      Payments for shares redeemed                           (2,910)             (1,447)            (43,174)            (21,031)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           1,298               1,060   $          20,357   $          15,255
                                                  =================   =================   =================   =================

      Non-U.S. Fund
      Proceeds from shares sold                               4,156               3,350   $          58,314   $          38,487
      Proceeds from reinvestment of
         distributions                                        1,115                 372              16,452               4,388
      Payments for shares redeemed                           (4,464)             (2,719)            (61,747)            (31,991)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                             807               1,003   $          13,019   $          10,884
                                                  =================   =================   =================   =================

      Real Estate Securities Fund
      Proceeds from shares sold                               3,955               4,011   $          78,527   $          68,272
      Proceeds from reinvestment of
         distributions                                        2,646               2,759              54,893              47,108
      Payments for shares redeemed                           (2,929)             (3,350)            (55,946)            (58,106)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           3,672               3,420   $          77,474   $          57,274
                                                  =================   =================   =================   =================

      Core Bond Fund
      Proceeds from shares sold                               5,342               4,891   $          54,242   $          50,716
      Proceeds from reinvestment of
         distributions                                        1,088                 875              10,962               9,014
      Payments for shares redeemed                           (1,397)             (1,326)            (14,154)            (13,787)
                                                  -----------------   -----------------   -----------------   -----------------
      Total net increase (decrease)                           5,033               4,440   $          51,050   $          45,943
                                                  =================   =================   =================   =================

7. INTERFUND LENDING PROGRAM

   The Investment Company Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the "Credit Facility"). Portfolios of the Funds may borrow money from the RIC Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating Fund's fundamental investment limitations. The RIC Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day's notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Money Market Fund could result in a lost investment opportunity or additional borrowing costs.

 104  Notes to Financial Statements

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

8. RECORD OWNERSHIP

   As of December 31, 2006, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. Northwestern Mutual Life Insurance Company separate accounts were the largest shareholder in each Fund.

   FUNDS                                   # OF SHAREHOLDERS             %
   --------------------------------------------------------------------------------
   Multi-Style Equity                              2                   84.6
   Aggressive Equity                               3                   87.7
   Non-U.S.                                        3                   91.8
   Real Estate Securities                          2                   82.6
   Core Bond                                       2                   87.6

9. RESTRICTED SECURITIES

   Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the "Act"). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

   A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

                                              Notes to Financial Statements  105

RUSSELL INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS, CONTINUED -- DECEMBER 31, 2006

--------------------------------------------------------------------------------

   The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund's Schedule of Investments.

                                                              PRINCIPAL                              COST          MARKET VALUE
         FUND - % OF NET ASSETS            ACQUISITION        AMOUNT ($)      COST PER UNIT         (000)             (000)
               SECURITIES                      DATE           OR SHARES             $                 $                 $
   -----------------------------------------------------------------------------------------------------------------------------
   Core Bond Fund -- 1.7%
   AXA SA                                       12/07/06           100,000            100.00               100                99
   AXA SA                                       12/07/06           100,000            100.00               100                99
   BNP Paribas Capital Trust                    06/01/06           450,000            112.21               505               503
   Bombardier, Inc.                             11/10/06           125,000            128.47               161               167
   COX Communications, Inc.                     11/28/06            75,000             99.96                75                74
   DG Funding Trust                             11/04/03                49         10,537.12               516               513
   Gaz Capital SA                               11/17/06           115,000            100.00               115               116
   Greenwich Capital Commercial
      Funding Corp.                             11/02/06           205,000            103.20               212               211
   HCA, Inc.                                    11/09/06           125,000            100.00               125               134
   HCA, Inc.                                    11/09/06           190,000            100.00               190               204
   Idearc, Inc.                                 11/01/06           315,000            100.80               318               320
   Joy Global, Inc.                             11/07/06            40,000             99.77                40                40
   Majapahit Holding BV                         10/11/06            55,000             99.40                55                57
   Navios Maritime Holdings, Inc.               12/13/06            95,000             99.32                94                94
   Parker Hannifin Employee Stock
      Ownership Trust                           03/09/99           111,012            100.00               111               111
   Peru Enhanced Pass-Through Finance,
      Ltd.                                      12/14/06           535,000             64.10               343               357
   Peru Enhanced Pass-Through Finance,
      Ltd.                                      12/14/06           320,000             35.20               113               121
   Rental Services Corp.                        11/17/06            70,000            100.00                70                72
   Shimao Property Holdings, Ltd.               11/21/06           200,000            101.00               202               199
   Travelport, Ltd.                             09/21/06           150,000             97.65               146               154
   VTB Capital SA                               10/27/06           230,000            100.00               230               230
   Westfield Group                              11/15/06           125,000             99.76               125               125
   West Corp.                                   10/26/06           185,000             99.91               185               185
   Westfield Capital Corp., Ltd./WT
      Finance Aust Pty Ltd/WEA Finance
      LLC                                       11/10/06           125,000             97.53               122               121
   Xstrata Finance Canada, Ltd.                 11/08/06           195,000             99.99               195               195
   Xstrata Finance Canada, Ltd.                 11/08/06            45,000             99.76                45                45
                                                                                                                  --------------
                                                                                                                           4,546
                                                                                                                  ==============

   Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

 106  Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund (constituting the Russell Investment Funds, hereafter referred to as the 'Funds') at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, brokers, and transfer agent provide a reasonable basis for our opinion.

(-s- PricewaterhouseCoopers LLP)

Seattle, Washington
February 15, 2007

                    Report of Independent Registered Public Accounting Firm  107

RUSSELL INVESTMENT FUNDS

TAX INFORMATION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

For the tax year ended December 31, 2006, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity                               100.0%
Aggressive Equity                                 18.7%
Non-U.S                                            3.4%
Real Estate Securities                             1.7%
Core Bond                                          1.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2006:

                                         LONG-TERM
                                       CAPITAL GAINS
                                    -------------------
Aggressive Equity                            24,380,742
Non-U.S                                       7,689,262
Real Estate Securities                       34,889,975

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S Fund paid foreign taxes of $607,869 and recognized $7,839,372 of foreign source income during the taxable year ended December 31, 2006. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0247 per share of foreign taxes paid and $.3182 of gross income per share earned from foreign sources in the taxable year ended December 31, 2006.

 108  Tax Information

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the management agreement with RIMCo (the "RIMCo Agreement") and the portfolio management contract with each Money Manager of the Funds (collectively, the "portfolio management contracts") at a meeting held on April 18, 2006. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds' shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds, including information requested by the Independent Trustees; (2) information (the "Third-Party Information") received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds ("Comparable Funds") not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds; and (3) an analysis of the Third-Party Information prepared by RIMCo (the "RIMCo Analysis" and, with the other information requested by the Independent Trustees or provided by RIMCo in connection with the Board's consideration of the portfolio management contracts, the "Agreement Renewal Information") addressing, among other things, performance and expense differentials between certain Funds and their respective Comparable Funds. The Independent Trustees also received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuances.

On April 17, 2006, the Independent Trustees met in person to review the Agreement Renewal Information in a private session with independent counsel at which no representatives of RIMCo or management were present. At the April 18 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analysis received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser's style and investment philosophy. RIMCo has engaged multiple Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Fund's assets as described below and otherwise exercises investment discretion over the portion of each Fund's assets that RIMCo determines not to allocate to the money managers and for each Fund's cash reserves by selecting the individual portfolio securities for those portions of assets. RIMCo may also directly manage portions of a Fund during transitions between money managers.

RIMCo is responsible for selecting Money Managers for each Fund and for determining allocations and reallocations of assets among the Money Managers. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo in accordance with the Fund's applicable investment objective, policies and restrictions (each, a "segment"). RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund's investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the restructuring of Fund segments and additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo's research and analysis, such actions are appropriate. RIMCo may develop specific constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for a Fund in a complementary manner. Therefore, RIMCo's selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. The performance of individual Money Managers for a Fund may reflect the roles assigned to them by RIMCo in the Fund's investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects in great part the performance of RIMCo in designing the Fund's investment program, structuring Fund segments, selecting an effective Money Manager for each segment with

                        Basis for Approval of Investment Advisory Contracts  109

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

a style that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

The Board also considered that the prospectus for the Funds and other public disclosures emphasize to investors RIMCo's role as the principal investment manager for each Fund, rather than the investment selection role of the Funds' Money Managers, and describe the manner in which the Funds operate so that investors may take the information into account when deciding to purchase shares of any such Fund.

The Board also considered the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each such Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to conduct the manager-of-managers strategy of each such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1. The nature, scope and quality of the services provided to the Fund by RIMCo;

2. The management fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3. Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4. Information provided by RIMCo as to expenses incurred by the Fund; and

5. Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from each Fund.

At the April 18 Board meeting, RIMCo and management reviewed the reasonableness of the Funds' management fees. In discussing whether the Funds' performance supported these fees, RIMCo noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including strategies which seek to achieve a lower tracking error (i.e. the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower relative performance than that of some of their respective Comparable Funds. RIMCo stated that the strategies pursued by the Funds are intended to result in less volatile, more moderate returns relative to each Fund's performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

On the basis of the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo, at the April 18 Board meeting, the Board, in respect of each Fund, found the management fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds. The Board also determined that the relative expense ratio of each Fund was comparable to those of its Comparable Funds; RIMCo's methodology of allocating expenses of operating funds in the complex was reasonable; and RIMCo's profitability with respect to each Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

At the April 18 Board meeting, the Board concluded that the performance of the Funds supported continuation of the RIMCo Agreement, again based upon the Agreement Renewal Information, including the RIMCo Analysis, and other information previously received by the Board from RIMCo during the course of the year or presented at the Board meeting by RIMCo. In evaluating performance, the Board considered each Fund's absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In evaluating the Funds' performance, the Board also considered RIMCo's investment strategy of managing the Funds in a risk aware manner.

At the April 18 Board meeting, the Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. In its deliberations, the Board noted its findings reached at a meeting held on February 28, 2006 that the management fees for each Fund appropriately reflect any economies of scale realized by that Fund. Its findings at the earlier meeting were based upon information and analyses prepared by

 110  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

RIMCo, including information as to variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds are lower, and may, in some cases, be substantially lower, than the rates paid by the Funds. RIMCo reviewed with the Trustees the differences in the scope of services it provides to institutional clients and the Funds. For example, institutional clients have fewer administrative needs than the Funds. It was further noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

At the April 18 Board meeting, in voting to approve the continuation of the RIMCo Agreement on its current terms and conditions for each Fund, the Board, after considering the foregoing and other relevant factors, determined that continuation of the RIMCo Agreement was in the best interests of the Funds and their respective shareholders.

At the April 18 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting for each Money Manager, among other things, the Money Manager's performance over various periods; RIMCo's assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Funds' underwriter; and RIMCo's recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo's explanation in light of the Board's findings as to the aggregate management fees paid by each Fund and the fact that each Money Manager's fee is paid by RIMCo.

Based substantially upon RIMCo's recommendations together with the information received from RIMCo in support of its recommendations, at the April 18 meeting the Board concluded that the fees paid to the Money Managers of each Fund were reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management agreement with each Money Manager of each Fund was in the best interests of the Fund and its shareholders.

During 2005 and 2006, the Trustees received proposals from RIMCo to manage directly approximately up to 10% of the assets of the Multi-Style Equity Fund (a "Participating Fund") utilizing a "select holdings strategy" pursuant to the terms of the RIMCo Agreement, the actual allocation to be determined by the Participating Fund's RIMCo portfolio manager. Under this strategy, RIMCo analyzes the holdings of the Participating Fund's Money Managers in their Fund segments to identify particular stocks that have been selected by multiple Money Managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo will purchase additional shares of certain stocks for the Participating Fund. The strategy is designed to increase the Participating Fund's exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. Implementation of this strategy includes periodic rebalancing of the Participating Fund's holdings. In connection with RIMCo's proposals, the Trustees received and considered information from RIMCo regarding the potential enhancements to the Participating Fund's performance based upon RIMCo's experience in employing the same strategy for other types of investment accounts under its management. The Trustees also considered that RIMCo would not be required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, considered RIMCo's advice that it will pay certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and expects to incur additional costs in implementing and carrying out the select holdings strategy; the limited amount of assets that would be managed directly by RIMCo pursuant to the select holdings strategy; the fact that the aggregate management fees paid by the Participating Fund would not increase as a result of the implementation of the select holdings strategy. At the April 18, 2006 meeting, RIMCo advised the Board that the select holdings strategy has been implemented for the Multi-Style Equity Fund, although a reasonable period of time is needed to evaluate fairly its impact on the Participating Fund's performance. Based upon the information received from RIMCo during 2005 and 2006 in connection with its select holdings strategy proposals, the Agreement Renewal Information and additional discussion at the April 18 meeting concerning the select holdings strategy, the Board in the case of the Participating Fund concluded that the management fees paid to RIMCo by each such Fund under the RIMCo Agreement in connection with the select holdings strategy continue to be reasonable in light of the nature and anticipated quality of the management services to be rendered by RIMCo.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo's recommendation, the portfolio management agreement with any Money Manager that was all-important or controlling and each

                        Basis for Approval of Investment Advisory Contracts  111

RUSSELL INVESTMENT FUNDS

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS, CONTINUED (UNAUDITED)

--------------------------------------------------------------------------------

Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

At a meeting held on May 23, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Core Bond Fund. At that same meeting, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Multi-Style Equity Fund resulting from a change of control of one of this Fund's Money Managers. At a meeting held on October 27, 2006, the Board of Trustees received a proposal from RIMCo to effect a money manager change for the Non-U.S. Fund and the Aggressive Equity Fund. In the case of each such Fund, the Trustees approved the terms of the proposed portfolio management contract with the successor Money Manager based substantially upon RIMCo's recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Fund Distributors, Inc., the Fund's underwriter; RIMCo's explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm's-length negotiations with RIMCo; RIMCo's awareness of the fees charged by the Money Manager to other clients; and RIMCo's belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 18, 2006 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers' investment advisory fee is paid by RIMCo.

 112  Basis for Approval of Investment Advisory Contracts

RUSSELL INVESTMENT FUNDS

SHAREHOLDER REQUESTS FOR ADDITIONAL INFORMATION -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
As a courtesy to Fund shareholders, a complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Fund at (800) 787-7354, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) at the Securities and Exchange Commission's public reference room.

The Board has delegated to RIMCo, as RIF's investment manager, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee ("Committee") and has adopted written proxy voting policies and procedures ("P&P") and proxy voting guidelines ("Guidelines"). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Fund. A description of the P&P, Guidelines and Portfolio Holdings Disclosure Policy are contained in the Funds' Statement of Additional Information ("SAI"). The SAI is available (i) free of charge, upon request, by calling the Fund at
(800) 787-7354, and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

To reduce expenses, we may mail only one copy of the RIF prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 787-7354 or contact your financial institution and we will begin sending you individual copies thirty days after receiving your request.

If you wish to receive the RIF prospectus and each annual and semi-annual report electronically, please call us at (800) 787-7354 or contact your financial institution.

                            Shareholder Requests for Additional Information  113

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

The following tables provide information for each officer and trustee of the Russell Fund complex. The Russell Fund Complex consists of Russell Investment Company ("RIC"), which has 34 funds, and Russell Investment Funds ("RIF"), which has five funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for trustees who are interested trustees. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 *Michael J.A.        **Trustee Since   Appointed until  - Chairman of the Board, FRC          39         None
 Phillips,            2002              successor is     - 1990 - 2003, President, FRC
 Born January 20,                       duly elected     - 1993 - 2003, CEO, FRC
 1948                                   and qualified.   - Trustee, RIC and RIF
                                                         - Director, RTC; Russell
 909 A Street                                              Investments (Suisse) S.A.
 Tacoma, Washington                                        (global investment
 98402-1616                                                services); Russell
                                                           Investments Limited
                                                           (consultant to institutional
                                                           investors in Europe and the
                                                           UK)
                                                         - Chairman of the Board and
                                                           President, Russell 20-20
                                                           Association; and Russell
                                                           Investments Delaware Inc.
                                                           (general partner in various
                                                           limited partnerships ("
                                                           RIDI"))
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
 Thaddas L. Alston    Trustee since     Appointed until  - Senior Vice President, Larco        39         None
 Born April 7, 1945   2006              successor is       Investments, Ltd.
 909 A Street                           duly elected
                                        and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul E. Anderson,    # Trustee since   Appointed until  - President, Anderson                 39         None
 Born October 15,     1984              successor is       Management Group LLC
 1931                                   duly elected       (private investments
                      # Chairman of     and qualified      consulting)
 909 A Street         the Nominating                     - February 2002 to June 2005,
 Tacoma, Washington   and Governance    Appointed until    Lead Trustee, RIC and RIF
 98402-1616           Committee since   successor is
                      2006              duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Mr. Phillips is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an interested trustee.


** Effective December 31, 2006 Mr. Phillips retired from the Board of Trustees.


# Effective December 31, 2006 Mr. Anderson retired from the Board of Trustees. Effective January 1, 2007 Mr. Anderson was elected a Trustee Emeritus.

 114  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Kristianne Blake,    Trustee since     Appointed until  - President, Kristianne Gates         39         - Trustee WM Group
 Born January 22,     2000              successor is       Blake, P.S. (accounting                          of Funds
 1954                                   duly elected       services)                                        (investment
                      Chairperson       and qualified    - Director and Chairman of the                     company
 909 A Street         since 2005                           Audit Committee, Avista                        - Director, Avista
 Tacoma, Washington                     Annual             Corp.                                            Corp
 98402-1616                                              - Trustee and Chairman of the                    - Director,
                                                           Operations and Distribution                      Advantage IQ
                                                           Committee, WM Group of Funds                   - Director, Laird
                                                         - February 2002 to June 2005,                      Norton Tyee
                                                           Chairman of the Audit                            Trust
                                                           Committee, RIC and RIF                         - Director, Laird
                                                         - Regent, University of                            Norton Wealth
                                                           Washington                                       Management
                                                                                                          - Trustee,
                                                                                                            Principal
                                                                                                            Investors Fund
                                                                                                          - Trustee,
                                                                                                            Principal
                                                                                                            Variable
                                                                                                            Contracts Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Daniel P. Connealy   Trustee since     Appointed until  - June 2004 to present, Senior        39         None
 Born June 6, 1946    2003              successor is       Vice President and Chief
                                        duly elected       Financial Officer, Waddell &
 909 A Street         Chairman of       and qualified      Reed Financial, Inc.
 Tacoma, Washington   Audit Committee                    - 2003, Retired
 98402-1616           since 2005        Appointed until  - 2001 - 2003, Vice President
                                        successor is       and Chief Financial Officer,
                                        duly elected       Janus Capital Group Inc.
                                        and qualified    - 1979 - 2001, Audit and
                                                           Accounting Partner,
                                                           PricewaterhouseCoopers LLP
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Jonathan Fine        Trustee since     Appointed until  - President and Chief                 39         None
 Born July 8, 1954    2004              successor is       Executive Officer, United
                                        duly elected       Way of King County, WA
 909 A Street                           and qualified
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------

                             Disclosure of Information about Fund Directors  115

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
 Raymond P.           Trustee since     Appointed until  - President, Simpson                  39         None
 Tennison, Jr.        2000              successor is       Investment Company and
 Born December 21,                      duly elected       several additional
 1955                 *Chairman of the  and qualified.     subsidiary companies,
                      Nominating and                       including Simpson Timber
 909 A Street         Governance                           Company, Simpson Paper
 Tacoma, Washington   Committee since                      Company and Simpson Tacoma
 98402-1616           2007                                 Kraft Company
----------------------------------------------------------------------------------------------------------------------------
 Jack R. Thompson,    Trustee since     Appointed until  - September 2003 to present,          39         Director, Sparx
 Born March 21, 1949  2005              successor is       Independent Board Chair and                      Japan Fund
                                        duly elected       Chairman of the Audit
 909 A Street                           and qualified      Committee, Sparx Japan Fund
 Tacoma, Washington                                      - May 1999 to May 2003,
 98402-1616                                                President, Chief Executive
                                                           Officer and Director, Berger
                                                           Financial Group, LLC
                                                         - May 1999 to May 2003,
                                                           President and Trustee,
                                                           Berger Funds
                                                         - Presently Director of the
                                                           Thompson Academic Fund
                                                           (non-profit)
                                                         - Presently President and
                                                           Director of the Kepner
                                                           Educational Excellence
                                                           Program (non-profit)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Julie W. Weston,     Trustee since     Appointed until  - Retired since 2000 - 1987 to        39         None
 Born October 2,      2002              successor is       2002, Director, Smith Barney
 1943                                   duly elected       Fundamental Value Fund
                      Chairperson of    and qualified
 909 A Street         the Investment
 Tacoma, Washington   Committee since   Appointed until
 98402-1616           2006              successor is
                                        duly elected
                                        and qualified
----------------------------------------------------------------------------------------------------------------------------



* Effective January 1, 2007, Mr. Tennison was elected Chairman of the Nominating and Governance Committee.

 116  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                             No. of
                                                                                           Portfolios
                                                                                           in Russell
                      Position(s) Held                                                        Fund
       Name,           with Fund and         Term           Principal Occupation(s)          Complex            Other
        Age,             Length of            of                   During the               Overseen      Directorships Held
      Address           Time Served         Office                Past 5 Years             by Trustee         by Trustee
----------------------------------------------------------------------------------------------------------------------------
TRUSTEES EMERITUS
----------------------------------------------------------------------------------------------------------------------------
 *George F. Russell,  Trustee Emeritus  Until            - Director Emeritus, Frank            39         None
 Jr.,                 and Chairman      resignation or     Russell Company (investment
 Born July 3, 1932    Emeritus since    removal            consultant to institutional
                      1999                                 investors ("FRC")); and
 909 A Street                                              RIMCo
 Tacoma, Washington                                      - Chairman Emeritus, RIC and
 98402-1616                                                RIF; Russell Implementation
                                                           Services Inc. (broker-dealer
                                                           and investment adviser
                                                           ("RIS")); Russell 20-20
                                                           Association (non-profit
                                                           corporation); and Russell
                                                           Trust Company (non-
                                                           depository trust company
                                                           ("RTC"))
                                                         - Chairman, Sunshine
                                                           Management Services, LLC
                                                           (investment adviser)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Paul Anton, Ph.D.,   Trustee Emeritus  Five year term   - Retired since 1997                  39         None
 Born December 1,     since 2003                         - Trustee of RIC and RIF Until
 1919                                                      2002
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 William E. Baxter,   Trustee Emeritus  Five year term   - Retired since 1986                  39         None
 Born June 8, 1925    since 2004                         - Trustee of RIC and RIF Until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Lee C. Gingrich,     Trustee Emeritus  Five year term   - Retired since 1995                  39         None
 Born October 6,      since 2006                         - Trustee of RIC and RIF Until
 1930                                                      2005
                                                         - Chairman of the Nominating
 909 A Street                                              and Governance Committee
 Tacoma, Washington                                        2001-2005
 98402-1616
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
 Eleanor W. Palmer,   Trustee Emeritus  Five year term   - Retired since 1981                  39         None
 Born May 5, 1926     since 2004                         - Trustee of RIC and RIF Until
                                                           2004
 909 A Street
 Tacoma, Washington
 98402-1616
----------------------------------------------------------------------------------------------------------------------------



* Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

                             Disclosure of Information about Fund Directors  117

RUSSELL INVESTMENT FUNDS

DISCLOSURE OF INFORMATION ABOUT FUND DIRECTORS, CONTINUED -- DECEMBER 31, 2006 (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                Position(s) Held
            Name,                with Fund and         Term                        Principal Occupation(s)
             Age,                  Length of            of                               During the
           Address                Time Served         Office                            Past 5 Years
--------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------
 Cheryl Wichers                 Chief Compliance  Until removed    - Chief Compliance Officer, RIC
 Born December 16, 1966         Officer since     by Independent   - Chief Compliance Officer, RIF
                                2005              Trustees         - Chief Compliance Officer, RIMCo
 909 A Street                                                      - April 2002-May 2005, Manager, Global Regulatory
 Tacoma, Washington                                                  Policy
 98402-1616                                                        - 1998-2002, Compliance Supervisor, Russell Investment
                                                                     Group
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Greg J. Stark,                 President and     Until successor  - President and CEO, RIC and RIF
 Born May 3, 1968               Chief Executive   is chosen and    - Chairman of the Board, President and CEO, RIMCo
                                Officer since     qualified by     - Chairman of the Board, President and CEO, RFD
 909 A Street                   2004              Trustees         - Chairman of the Board and President, Russell
 Tacoma, Washington                                                  Insurance Agency, Inc. (insurance agency ("RIA"))
 98402-1616                                                        - Until 2004, Managing Director of Individual Investor
                                                                     Services, FRC
                                                                   - 2000 to 2004, Managing Director, Sales and Client
                                                                     Service, RIMCo
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Mark E. Swanson,               Treasurer and     Until successor  - Treasurer, Chief Accounting Officer and CFO, RIC and
 Born November 26, 1963         Chief Accounting  is chosen and      RIF
                                Officer since     qualified by     - Director, Funds Administration, RIMCo, RTC and RFD
 909 A Street                   1998              Trustees         - Treasurer and Principal Accounting Officer, SSgA
 Tacoma, Washington                                                  Funds
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Thomas F. Hanly,               Chief Investment  Until removed    - Chief Investment Officer, RIC, RIF, FRC, RTC
 Born November 17, 1964         Officer since     by Trustees      - Director and Chief Investment Officer, RIMCo and RFD
                                2004                               - 1999 to 2003, Chief Financial Officer, FRC, RIC and
 909 A Street                                                        RIF
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Karl J. Ege,                   Secretary since   Until successor  - General Counsel and Managing Director of Law and
 Born October 8, 1941           1994              is chosen and      Government Affairs, Secretary, FRC
                                                  qualified by
 909 A Street                                     Trustees
 Tacoma, Washington
 98402-1616
--------------------------------------------------------------------------------------------------------------------------

 118  Disclosure of Information about Fund Directors

RUSSELL INVESTMENT FUNDS
909 A Street, Tacoma, Washington 98402
(800) 787-7354

--------------------------------------------------------------------------------

TRUSTEES
 Thaddas L. Alston
 Paul E. Anderson
 Kristianne Blake
 Daniel P. Connealy
 Jonathan Fine
 Michael J.A. Phillips
 Raymond P. Tennison, Jr.
 Jack R. Thompson
 Julie W. Weston

TRUSTEES EMERITUS
 George F. Russell, Jr.
 Paul Anton, Ph.D.
 William E. Baxter
 Lee C. Gingrich
 Eleanor W. Palmer

OFFICERS
 Gregory J. Stark, President and Chief Executive Officer
 Cheryl Wichers, Chief Compliance Officer
 Thomas F. Hanly, Chief Investment Officer
 Mark E. Swanson, Treasurer and Chief Accounting Officer
 Karl J. Ege, Secretary

MANAGER AND TRANSFER AND DIVIDEND DISBURSING AGENT
 Russell Investment Management Company
 909 A Street
 Tacoma, WA 98402

CUSTODIAN
 State Street Bank and Trust Company
 Josiah Quincy Building
 200 Newport Avenue
 North Quincy, MA 02171

OFFICE OF SHAREHOLDER INQUIRIES
 909 A Street
 Tacoma, WA 98402
 (800) 787-7354

LEGAL COUNSEL
 Dechert LLP
 200 Clarendon Street, 27th Floor
 Boston, MA 02116-5021

DISTRIBUTOR
 Russell Fund Distributors, Inc.
 909 A Street
 Tacoma, WA 98402

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
 PricewaterhouseCoopers LLP
 1420 5th Avenue
 Suite 1900
 Seattle, WA 98101

MONEY MANAGERS AS OF DECEMBER 31, 2006

Multi-Style Equity Fund
 Ark Asset Management Co., Inc., New York, NY
 DePrince, Race & Zollo, Inc., Orlando, FL
 Institutional Capital LLC, Chicago, IL
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Montag & Caldwell, Inc., Atlanta, GA
 Suffolk Capital Management, LLC, New York, NY
 Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund
 CapitalWorks Investment Partners, LLC, San Diego, CA
 ClariVest Asset Management, LLC, San Diego, CA
 David J. Greene and Company, LLC, New York, NY
 Geewax, Terker & Company, Chadds Ford, PA
 Gould Investment Partners, LLC, Berwyn, PA
 Jacobs Levy Equity Management, Inc., Florham Park, NJ
 Nicholas-Applegate Capital Management LLC, San Diego, CA
 PanAgora Asset Management, Inc., Boston, MA
 Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund
 AQR Capital Management, LLC, Greenwich, CT
 MFS Institutional Advisors, Inc., Boston, MA
 The Boston Company Asset Management, LLC, Boston, MA
 Wellington Management Company, LLP, Boston, MA

Real Estate Securities Fund
 AEW Management and Advisors, L.P., Boston, MA
 Heitman Real Estate Securities, LLC, Chicago, IL
 INVESCO Institutional (N.A.), Inc., through its INVESCO Real Estate Division,
   Dallas, TX
 RREEF America, L.L.C., Chicago, IL

Core Bond Fund
 Bear Stearns Asset Management Inc., New York, NY
 Goldman Sachs Asset Management, L.P., New York, NY
 Pacific Investment Management Company, LLC,
   Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

                              Manager, Money Managers and Service Providers  119

(RUSSELL LOGO)

RUSSELL INVESTMENT FUNDS
909 A Street
Tacoma, Washington 98402
800-787-7354
Fax: 253-591-3495                                              36-08-023 (12/06)

ITEM 2. CODE OF ETHICS. [ANNUAL REPORT ONLY]

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer ("Code").

(b) That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

          1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

          2) full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by each Mutual Fund;

          3) compliance with applicable laws and governmental rules and regulations;

          4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

          5)   accountability for adherence to the Code.

(c) The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d) As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant's principal executive officer and principal financial officer.

(e)  Not applicable.

(f) The registrant has filed with the SEC, pursuant to Item 11(a)(1), a copy of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. [ANNUAL REPORT ONLY]

Registrant's board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be "independent" for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. [ANNUAL REPORT ONLY]

AUDIT FEES

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2005  $143,759
2006  $154,500

AUDIT-RELATED FEES

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

         Fees             Nature of Services
         ----             ------------------
2005     $1,990           Performance of agreed-upon procedures with respect to
                          06/30/05 semi-annual reports
2006     $1,600           Performance of agreed-upon procedures with respect to
                          06/30/06 semi-annual reports

TAX FEES

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

         Fees             Nature of Services
         ----             ------------------
2005     $48,086          Tax services
2006     $40,500          Tax services

ALL OTHER FEES

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

         Fees             Nature of Services
         ----             ------------------
2005     $1,796           Review excise reconciliations
2006     $1,157           Transfer agent fee analysis

(e) (1) Registrant's audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant's accountants:

                        FRANK RUSSELL INVESTMENT COMPANY
                            RUSSELL INVESTMENT FUNDS
                AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY
                          EFFECTIVE DATE: MAY 19, 2003
                      AS AMENDED THROUGH NOVEMBER 14, 2005


I.   STATEMENT OF PURPOSE.

This Policy has been adopted by the Audit Committee (the "FRIC Audit Committee") of the Board of Trustees of Frank Russell Investment Company ("FRIC") and the Audit Committee (the "RIF Audit Committee") of the Russell Investment Funds ("RIF") to apply to any and all engagements of the independent auditor to FRIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of FRIC, the term "Audit Committee" as used in this policy shall refer to the FRIC Audit Committee and the term "Fund" shall refer to FRIC. In the case of RIF, the term "Audit Committee" as used in this Policy shall refer to the RIF Audit Committee and the term "Fund" shall refer to RIF. The term "Investment Adviser" shall refer to Frank Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds' independent auditor.

II.  STATEMENT OF PRINCIPLES.

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Fund's Board of Trustees (the "Audit Committee") is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services ("non-audit services") performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

     - Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

     -    Is in the position of auditing its own work; or

     - Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or

----------
* For purposes of this Policy, an affiliate of the Funds is defined as the Funds' investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

which in any way could be deemed to impair or compromise the independence of the auditor for the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the "SEC") establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services ("general pre-approval"), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund's independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III. DELEGATION.

As provided in the Act and in the SEC's rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.  AUDIT SERVICES.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund's systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund's SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund's securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.   AUDIT-RELATED SERVICES.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. "Audit related services" include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.  TAX SERVICES.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor's independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund's tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII. ALL OTHER SERVICES.

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as "all other" services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the permissible "all other services" set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible "all other services" not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC's rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as

"all other services" for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.  PROCEDURES.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the "FRIC/RIF Clearance Committee" (the "Clearance Committee") (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC's rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of FRIMCo, and the officers of FRIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of FRIC or RIF.

X.   ADDITIONAL REQUIREMENTS.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor's continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and FRIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

AUDIT FEES                          100%
AUDIT-RELATED FEES                  100%
TAX FEES                            100%
ALL OTHER FEES                      100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:
2005 $127,413
2006 $149,250

(h) The registrant's audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. [NOT APPLICABLE]

ITEM 6. [SCHEDULES OF INVESTMENTS ARE INCLUDED AS PART OF THE REPORT TO SHAREHOLDERS FILED UNDER ITEM 1 OF THIS FORM]

ITEMS 7-9. [NOT APPLICABLE]

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
     There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES
     (a) Registrant's principal executive officer and principal financial officer have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

     (b) There were no significant changes in Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant's internal control over financial reporting.

ITEM 12.  EXHIBIT LIST
     (a) Registrant's code of ethics described in Item 2.
     (b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RUSSELL INVESTMENT FUNDS


By:      /s/ Greg J. Stark
    ----------------------------------------------------------------------------
         Greg J. Stark
         Principal Executive Officer and Chief Executive Officer

Date:  February 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ Greg J. Stark
     ---------------------------------------------------------------------------
         Greg J. Stark
         Principal Executive Officer and Chief Executive Officer

Date:  February 15, 2007


By:      /s/ Mark E. Swanson
    ----------------------------------------------------------------------------
         Mark E. Swanson
         Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:  February 15, 2007